UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22696

Victory Portfolios II
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2019

Item 1. Reports to Stockholders.

August 31, 2019

Annual Report

VictoryShares USAA Core Short-Term Bond ETF

VictoryShares USAA Core Intermediate-Term Bond ETF

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the VictoryShares' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictorySharesLiterature.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications electronically sooner than January 1, 2021 by notifying your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all VictoryShares you hold through your financial intermediary.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios II

Table of Contents

Shareholder Letter (unaudited)	3
Fund Review and Commentary (unaudited)	4
Financial Statements
Victory Portfolios II Exchange Traded Funds
VictoryShares USAA Core Short-Term Bond ETF
Schedule of Portfolio Investments	10
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32
VictoryShares USAA Core Intermediate-Term Bond ETF
Schedule of Portfolio Investments	17
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	47
Supplemental Information (unaudited)
Trustee and Officer Information	49
Proxy Voting and Portfolio Holdings Information	52
Expense Examples	52
Advisory Contract Approval	53
Privacy Policy (inside back cover)

1

The VictoryShares are distributed by Foreside Fund Services, LLC. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the VictoryShares.

For additional information about any VictoryShares, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 866-376-7890. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the ETFs, markets or securities mentioned herein should not be considered to be indicative of future results.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Funds, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Funds.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

866-376-7890

Visit our website at:

www.vcm.com

2

Shareholder Letter

Dear Shareholder,

The bull market in U.S. equities may have stumbled, but it might not be finished running just yet. The past year saw several periods of tumult and elevated volatility, including steep drawdowns late in 2018, in the spring of 2019, and more recently in early August. The culprits for the turbulence have been the usual suspects — concerns about future global growth rates, troubling geopolitical news, and uncertainties regarding U.S. trade policies. For the prior 12 month period the S&P 500 Index1 increased 2.92%.

The relatively bumpy performance of domestic stocks was evident across the capitalization spectrum and various sectors of the economy. But despite the sometimes-dire headlines and concerns about the waning impact of fiscal stimulus, the market's performance seemingly illustrates resilience and some inherent underlying strength in the U.S. economy and labor markets.

The volatility has not been relegated exclusively to the stock market. Against the backdrop of rapidly falling equities in the fourth quarter of last year, the Federal Open Market Committee (FOMC) made its famous "pivot" and abruptly changed course from a tightening bias to a more accommodative policy. Naturally, this helped stocks reverse their momentary swoon, and the FOMC made good on its promise to cut interest rates at the end of July 2019. This was the first rate cut since the 2008-2009 global financial crisis (and subsequently, the FOMC cut rates again in September after the close of this reporting cycle).

The shifting fixed income environment is exemplified by compression in the 10-Year U.S. Treasury yield, which ended August at 1.5%, a significant decline of 136 basis points over the course of the prior 12 months. Even more significant, perhaps, has been an inversion in parts of the yield curve, whereby shorter-term yields have become greater than long-term yields. This infrequent inversion is often — but not always — a troubling harbinger for the economy.

Certainly, there are ample concerns regarding global growth and ongoing trade disputes, but these worries are being actively countered by the policies of the Federal Reserve and other major global central banks. Moreover, it's important to reflect on the actual economic data and not focus on sentiment alone. According to the most recent figures available from the U.S. Department of Commerce, the U.S. economy grew at an estimated annualized rate of 2.0% during the second-quarter of 2019. Consumer spending metrics have been strong and job growth also continues unabated. All this has offset concerns regarding a slow-down in manufacturing.

Nevertheless, the current economic expansion is more than a decade old, and it's critical for investors to keep perspective that the bull cannot run forever. Investing is not without risks, and there are cross-currents that need to be monitored. Investors may wish to take this opportunity to revisit their allocations and risk tolerance.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to continue helping you meet your investment goals.

Christopher K. Dyer, CFA

President

Victory Funds

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

Investing involves market risk, including the potential loss of principal. Past performance does not guarantee future performance results.

3

VictoryShares

VictoryShares USAA Core Short-Term Bond ETF

Portfolio Review
August 31, 2019 (Unaudited)

Portfolio Holdings

As a Percentage of Total Investments

When the reporting period started in September 2018, investors expected the U.S. Federal Reserve Bank (the "Fed") to continue raising short-term rates into 2019. This outlook changed in November, as investors grew concerned about a potential trade war between the U.S. and China, uncertainty related to the U.K.'s exit from the European Union, slowing global economic growth, a stronger U.S. dollar, and the possibility of a U.S. government shutdown. Interest rates on maturities of six months and longer began to trend downward, pushing bond prices higher. Investors' concerns persisted into December, which was also notable for the beginning of a U.S. government shutdown that lasted 35 days. Although Fed officials raised short-term rates at the December policy meeting, their tone turned more dovish. In March, they left rates unchanged and said they would stop their balance sheet runoff earlier than expected. (Since October 2017, the Fed has been trimming its balance sheet by gradually decreasing the reinvestment of maturing holdings of Treasury and government-sponsored mortgage-backed securities.) These actions, along with the Fed's softer language about the U.S. economy, generally sent interest rates lower, with the market anticipating zero Fed rate hikes in the 2019 calendar year. In June, Fed policymakers remained on hold but said a rate cut was possible if the economic outlook weakened. The bond market responded by pricing in a rate cut as soon as July. On July 31st, the Fed cut short-term rates and said it would end its balance sheet reduction on August 1st, two months earlier than previously announced.

During the reporting period, Treasury yields fell along the curve, except those on one-month and three-month maturities, which ended the period higher than they began. The two-year Treasury yield decreased 112 basis points, while 10-year and 30-year Treasury yields dropped 136 and 106 basis points, respectively. (A basis point is 1/100th of a percent.) Expectations about Fed monetary policy also led to an inversion in the very short end of the curve, with the 10-year Treasury yield falling below the one-month Treasury yield. The inversion occurred as the U.S. entered its tenth year of recovery from the financial crisis, with ongoing economic growth and strong employment levels.

With the exception of high-yield spreads, credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) ended the reporting period largely unchanged. AAA and BBB spreads widened by five and eleven basis points, respectively. AA spreads were up 1 bp, while A spreads tightened by one basis point. High-yield spreads widened by 55 basis points. (Spreads are generally considered an indication of risk; the wider the spread, the greater the perceived risk.)

4

VictoryShares

VictoryShares USAA Core Short-Term Bond ETF (continued)

The VictoryShares USAA Core Short-Term Bond ETF (the "Fund") earned a positive total return during the reporting period of 5.11% with a market price of 5.10% and outperformed the Bloomberg Barclays 1-3 Yr Credit Index, which returned at 5.09% during this same period. The Fund is driven primarily by coupon income and the decline in Treasury yields, while the small change in credit spreads had little effect on returns. The Fund seeks high current income consistent with preservation of principal.

Reflecting the portfolio's diversification, the Fund's results were spread among a variety of sectors. Within corporate bonds, the Fund benefited from investments in Retail, Utilities, commercial mortgage-backed securities, Financials, municipal bonds, and Treasuries. Certain other market segments weighed on relative performance, although they produced positive returns. These included Pharmaceuticals, Cable & Satellite, Consumer Cyclical Services, and cash. We continued to adhere to our disciplined investment approach, which is to pursue an attractive yield with an acceptable level of risk.

To identify attractive investment opportunities, we worked with our in-house team of credit analysts, continuing to build the portfolio bond-by-bond, through fundamental bottom-up analysis. We seek ideas where our fundamental understanding of the credit risk is different than the market. We believe this approach positions the Fund to generate competitive total returns over the long run, with less volatility. Our credit analysts review all securities considered for purchase and assign their own independent credit rating. They continuously monitor every holding in the Fund. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To help limit the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

5

VictoryShares

VictoryShares USAA Core Short-Term Bond ETF (continued)

Average Annual Return

Year Ended August 31, 2019

	VictoryShares USAA Core Short-Term Bond ETF	VictoryShares USAA Core Short-Term Bond ETF
INCEPTION DATE	10/24/17	10/24/17
	Net Asset Value	Market Price Value	Bloomberg Barclays 1-3 Yr Credit Index
One Year	5.11%	5.10%	5.09%
Three Year	N/A	N/A	N/A
Five Year	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A
Since Inception	3.12%	3.17%	N/A

Expense Ratios

Gross	0.34%
With Applicable Waivers	0.34%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated July 1, 2019. Additional information pertaining to the Fund's expense ratios as of August 31, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through June 30, 2021.

Comparison of the Change in Value of a $10,000 Investment

1The Bloomberg Barclays 1-3 Yr Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority, and non-U.S. agency bonds that have a remaining maturity of at least one year and less than three years. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is not guarantee of future results.

6

VictoryShares

VictoryShares USAA Core Intermediate-Term Bond ETF

Portfolio Review
August 31, 2019 (Unaudited)

Portfolio Holdings

As a Percentage of Total Investments

When the reporting period started in September 2018, investors expected the U.S. Federal Reserve Bank (the "Fed") to continue raising short-term rates into 2019. This outlook changed in November, as investors grew concerned about a potential trade war between the U.S. and China, uncertainty related to the U.K.'s exit from the European Union, slowing global economic growth, a stronger U.S. dollar, and the possibility of a U.S. government shutdown. Interest rates on maturities of six months and longer began to trend downward, pushing bond prices higher. Investors' concerns persisted into December, which was also notable for the beginning of a U.S. government shutdown that lasted 35 days. Although Fed officials raised short-term rates at the December policy meeting, their tone turned more dovish. In March, they left rates unchanged and said they would stop their balance sheet runoff earlier than expected. (Since October 2017, the Fed has been trimming its balance sheet by gradually decreasing the reinvestment of maturing holdings of Treasury and government-sponsored mortgage-backed securities.) These actions, along with the Fed's softer language about the U.S. economy, generally sent interest rates lower, with the market anticipating zero Fed rate hikes in the 2019 calendar year. In June, Fed policymakers remained on hold but said a rate cut was possible if the economic outlook weakened. The bond market responded by pricing in a rate cut as soon as July. On July 31st, the Fed cut short-term rates and said it would end its balance sheet reduction on August 1st, two months earlier than previously announced.

During the reporting period, Treasury yields fell along the curve, except those on one-month and three-month maturities, which ended the period higher than they began. The two-year Treasury yield decreased 112 basis points, while 10-year and 30-year Treasury yields dropped 136 and 106 basis points, respectively. (A basis point is 1/100th of a percent.) Expectations about Fed monetary policy also led to an inversion in the very short end of the curve, with the 10-year Treasury yield falling below the one-month Treasury yield. The inversion occurred as the U.S. entered its tenth year of recovery from the financial crisis, with ongoing economic growth and strong employment levels.

With the exception of high-yield spreads, credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) ended the reporting period largely unchanged. AAA and BBB spreads widened by five and eleven basis points, respectively. AA spreads were up 1 bp, while A spreads tightened by one basis point. High-yield spreads widened by 55 basis points. (Spreads are generally considered an indication of risk; the wider the spread, the greater the perceived risk.)

7

VictoryShares

VictoryShares USAA Core Intermediate-Term Bond ETF (continued)

The VictoryShares USAA Core Intermediate-Term Bond ETF (the "Fund") generated a positive total return for the reporting period of 11.37% and market price of 11.44% and outperformed the Bloomberg Barclays US Aggregate Index, which returned at 10.17% during this same period. (As bond prices rose during the reporting period, the Fund's overweight position in corporate bonds, the strongest-performing sector in the fixed income market, bolstered relative returns. The Fund also benefited from its holdings of commercial mortgage-backed securities and asset-backed securities. These positive results were offset somewhat by the portfolio's underweights and duration positioning in U.S. Treasury securities and agency mortgage-backed securities. (Duration is a measure of interest-rate sensitivity.) The Fund seeks high current income without undue risk to principal.

During the reporting period, we continued to build the portfolio bond by bond. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To help limit the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

Thank you for allowing us to help you with your investment needs.

8

VictoryShares

VictoryShares USAA Core Intermediate-Term Bond ETF (continued)

Average Annual Return

Year Ended August 31, 2019

	VictoryShares USAA Core Intermediate-Term Bond ETF	VictoryShares USAA Core Intermediate-Term Bond ETF
INCEPTION DATE	10/24/17	10/24/17
	Net Asset Value	Market Price Value	Bloomberg Barclays US Aggregate Index
One Year	11.37%	11.44%	10.17%
Three Year	N/A	N/A	N/A
Five Year	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A
Since Inception	5.80%	5.89%	N/A

Expense Ratios

Gross	0.38%
With Applicable Waivers	0.38%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated July 1, 2019. Additional information pertaining to the Fund's expense ratios as of August 31, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through June 30, 2021.

Comparison of the Change in Value of a $10,000 Investment

1The Bloomberg Barclays US Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage backed securities, asset-backed securities and collateralized mortgage-backed securities. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is not guarantee of future results.

9

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments August 31, 2019
Security Description	Principal Amount	Value
Asset Backed Securities (10.1%)
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class C, 2.60%, 9/18/23, Callable 12/18/21 @ 100	$500,000	$502,648
Bank of The West Auto Trust, Series 2017-1, Class C, 2.96%, 2/15/24, Callable 11/15/21 @ 100 (a)	500,000	510,052
Bank of The West Auto Trust, Series 2018-1, Class C, 3.98%, 5/15/24, Callable 10/15/21 @ 100 (a)	400,000	417,044
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class B, 3.63%, 1/19/24, Callable 11/19/21 @ 100 (a)	500,000	517,912
CarMax Auto Owner Trust, Series 2016-1, Class B, 2.22%, 8/16/21, Callable 3/15/20 @ 100	1,000,000	999,233
Centre Point Funding LLC, Series 2012-2A, Class 1, 2.61%, 8/20/21 (a)	58,398	58,147
CNH Equipment Trust, Series 2017-B, Class B, 2.47%, 12/16/24, Callable 10/15/21 @ 100	500,000	504,368
Credit Acceptance Auto Loan Trust, Series 2018-1, Class B, 3.60%, 4/15/27, Callable 6/15/21 @ 100 (a)	500,000	511,462
Drive Auto Receivables Trust, Series 2018-4, Class C, 3.66%, 11/15/24, Callable 5/15/21 @ 100	500,000	506,867
GM Financial Consumer Automobile Receivables Trust, Series 2018-3, Class A3, 3.02%, 5/16/23, Callable 5/16/22 @ 100	500,000	509,027
GreatAmerica Leasing Receivables Funding LLC, Series 2018-1, Class A4, 2.83%, 6/17/24, Callable 11/15/21 @ 100 (a)	500,000	507,937
MMAF Equipment Finance LLC, Series 2016-A, Class A4, 1.76%, 1/17/23, Callable 7/15/25 @ 100 (a)	100,000	99,723
OSCAR US Funding Trust VI LLC, Series 2017-1A, Class A4, 3.30%, 5/10/24 (a)	500,000	507,277
PSNH Funding LLC 3, Series 2018-1, Class A1, 3.09%, 2/1/26	389,081	399,498
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09%, 4/15/22, Callable 7/15/20 @ 100 (b)	68,311	68,373
Santander Drive Auto Receivables Trust, Series 2018-5, Class B, 3.52%, 12/15/22, Callable 9/15/21 @ 100	250,000	252,289
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23, Callable 9/20/19 @ 100 (a)	104,900	105,798
SCF Equipment Leasing LLC, Series 2017-1, Class A, 3.77%, 1/20/23, Callable 2/20/22 @ 100 (a)	426,793	432,621
Synchrony Credit Card Master Note Trust, Series 2017-1, Class B, 2.19%, 6/15/23	500,000	499,408
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84%, 7/15/24, Callable 5/15/23 @ 100 (a)	500,000	505,126
Total Asset Backed Securities (Cost $8,268,703)		8,414,810
Collateralized Mortgage Obligations (3.6%)
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class B, 4.38%, 1/10/24 (a)	500,000	540,879
Madison Park Funding XI Ltd., Series 2013-11A, Class AR, 3.42% (LIBOR03M+116bps), 7/23/29, Callable 10/23/19 @ 100 (a) (c)	500,000	499,950
Oaktree EIF III Series I Ltd., Series 2016-IIIA, Class B, 4.28% (LIBOR03M+200bps), 10/20/27, Callable 4/20/20 @ 100 (a) (c)	500,000	500,950
Palmer Square Loan Funding Ltd., Series 2018-2, Class A1, 2.95% (LIBOR03M+65bps), 7/15/26, Callable 10/15/19 @ 100 (a) (c)	364,120	362,153

See notes to financial statements.

10

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Principal Amount	Value
Palmer Square Loan Funding Ltd., Series 2018-2, Class A2, 3.35% (LIBOR03M+105bps), 7/15/26, Callable 10/15/19 @ 100 (a) (c)	$500,000	$489,650
WFRBS Commercial Mortgage Trust, Series 2012-C9, Class ASB, 2.45%, 11/15/45	395,748	397,965
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class AS, 4.09%, 6/15/45 (b)	225,017	234,441
Total Collateralized Mortgage Obligations (Cost $2,992,295)		3,025,988
Corporate Bonds (66.5%)
Communication Services (4.8%):
AT&T, Inc., 2.45%, 6/30/20, Callable 5/30/20 @ 100 (d)	500,000	500,800
Clear Channel Worldwide, 6.50%, 11/15/22	500,000	510,835
Comcast Corp., 3.30%, 10/1/20	500,000	507,160
Discovery Communications, 3.10% (LIBOR03M+71bps), 9/20/19 (c)	480,000	480,139
Fox Corp., 3.67%, 1/25/22 (a)	500,000	518,300
Nbcuniversal Media LLC, 5.15%, 4/30/20	725,000	739,580
Sprint Spectrum, 3.36%, 3/20/23 (a)	225,000	225,882
Time Warner Cable, Inc., 5.00%, 2/1/20	500,000	505,005
		3,987,701
Consumer Discretionary (2.3%):
Lennar Corp., 2.95%, 11/29/20, Callable 9/29/20 @ 100	300,000	300,000
MGM Resorts International, 5.25%, 3/31/20	540,000	546,998
Nissan Motor Acceptance Corp. 2.97% (LIBOR03M+52bps), 9/13/19 (a) (c)	500,000	500,065
1.55%, 9/13/19 (a)	500,000	499,885
		1,846,948
Consumer Staples (5.6%):
Alimentation Couche-Tard, Inc., 2.70%, 7/26/22, Callable 6/26/22 @ 100 (a)	500,000	505,765
Altria Group, Inc., 4.75%, 5/5/21	500,000	521,505
Anheuser-Busch InBev Worldwide, Inc., 4.15%, 1/23/25, Callable 12/23/24 @ 100	500,000	547,670
Constellation Brands, Inc., 2.70%, 5/9/22, Callable 4/9/22 @ 100	400,000	404,888
Mondelez International Holdings Netherlands BV, 1.63%, 10/28/19, Callable 10/10/19 @ 100 (a)	750,000	749,235
Philip Morris International, Inc., 2.90%, 11/15/21	750,000	763,275
Reckitt Benckiser Treasury Services PLC, 2.38%, 6/24/22, Callable 4/24/22 @ 100 (a)	400,000	402,412
Walmart, Inc., 3.55%, 6/26/25, Callable 4/26/25 @ 100	750,000	813,840
		4,708,590
Energy (7.2%):
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 3.50%, 12/1/22, Callable 11/1/22 @ 100	271,000	278,401
Cenovus Energy, Inc., 5.70%, 10/15/19	470,385	471,255
DCP Midstream Operating, LP, 5.35%, 3/15/20 (a)	500,000	505,920
Energy Transfer Operating LP, 7.50%, 10/15/20	500,000	527,175
Enterprise Products Operating LLC, 2.55%, 10/15/19, Callable 10/10/19 @ 100	400,000	399,848
EQM Midstream Partners LP 4.75%, 7/15/23, Callable 6/15/23 @ 100	400,000	403,324
4.00%, 8/1/24, Callable 5/1/24 @ 100	250,000	245,098

See notes to financial statements.

11

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Principal Amount	Value
EQT Corp., 3.09% (LIBOR03M+77bps), 10/1/20, Callable 9/25/19 @ 100 (c)	$500,000	$498,445
Exxon Mobil Corp., 2.40%, 3/6/22, Callable 1/6/22 @ 100	500,000	507,770
Midwest Connector Capital Co. LLC, 3.63%, 4/1/22, Callable 3/1/22 @ 100 (a)	500,000	513,875
Nustar Logistics, LP, 4.80%, 9/1/20	400,000	405,004
Occidental Petroleum Corp., 2.70%, 8/15/22	750,000	757,050
Rockies Express Pipeline LLC, 5.63%, 4/15/20 (a)	500,000	507,815
		6,020,980
Financials (20.6%):
Ares Capital Corp., 3.88%, 1/15/20, Callable 12/15/19 @ 100	500,000	501,350
Associated Bank NA/Green Bay WI, 3.50%, 8/13/21, Callable 7/13/21 @ 100	500,000	509,960
Assurant, Inc., 3.58% (LIBOR03M+125bps), 3/26/21, Callable 9/25/19 @ 100 (c)	400,000	399,388
Banco Santander Chile, 2.50%, 12/15/20, Callable 11/15/20 @ 100 (a)	300,000	299,760
Bank of America Corp., 2.15%, 11/9/20, Callable 11/9/19 @ 100	500,000	500,015
BAT International Finance PLC, 1.63%, 9/9/19, MTN	500,000	499,930
BBVA Bancomer SA/Texas, 6.50%, 3/10/21 (a)	250,000	262,195
Capital One Financial Corp., 2.40%, 10/30/20, Callable 9/30/20 @ 100	350,000	350,924
Citigroup, Inc., 3.14% (LIBOR03M+72bps), 1/24/23, Callable 1/24/22 @ 100 (c)	400,000	408,932
Citizens Bank NA, 2.25%, 10/30/20, Callable 9/30/20 @ 100	294,000	293,841
Flagstar Bancorp, Inc., 6.13%, 7/15/21, Callable 6/15/21 @ 100	500,000	517,510
Ford Motor Credit Co. LLC, 3.20%, 1/15/21	500,000	502,435
FS KKR Capital Corp., 4.25%, 1/15/20, Callable 12/15/19 @ 100	500,000	500,920
Harley-Davidson Financial Services, 2.40%, 9/15/19 (a)	445,000	444,964
HSBC Finance Corp., 6.68%, 1/15/21	500,000	525,380
Huntington National Bank, 2.40%, 4/1/20, Callable 3/1/20 @ 100	500,000	500,725
Hyundai Capital America, 3.00%, 6/20/22 (a)	750,000	757,575
Infinity Property & Casualty Corp., 5.00%, 9/19/22	500,000	531,425
Main Street Capital Corp., 5.20%, 5/1/24	500,000	540,950
Metropolitan Life Global Funding I, 3.45%, 10/9/21 (a)	500,000	514,600
Navient Corp., 8.00%, 3/25/20, MTN	500,000	514,980
New York Life Global Funding, 2.00%, 4/13/21 (a)	500,000	500,335
ORIX Corp., 2.95%, 7/23/20, MTN	400,000	402,056
Park Aerospace Holdings Ltd., 3.63%, 3/15/21, Callable 2/15/21 @ 100 (a)	500,000	504,105
Primerica, Inc., 4.75%, 7/15/22	400,000	425,564
Protective Life Global Funding, 3.10%, 4/15/24 (a)	500,000	518,840
Regions Bank, 2.75%, 4/1/21, Callable 3/1/21 @ 100	400,000	402,880
Reliance Standard Life Global Funding II, 2.50%, 1/15/20 (a)	500,000	500,200
Santander Holdings USA, Inc. 4.45%, 12/3/21, Callable 11/3/21 @ 100	250,000	260,703
3.40%, 1/18/23, Callable 12/18/22 @ 100	250,000	256,815
Santander UK Group Holdings PLC, 3.37% (LIBOR03M+108bps), 1/5/24, Callable 1/5/23 @ 100 (c)	250,000	253,673
Silversea Cruise Finance, 7.25%, 2/1/25, Callable 2/1/20 @ 105.44 (a)	250,000	267,858
Sterling Bancorp, 3.50%, 6/8/20, Callable 5/8/20 @ 100	580,000	575,453
SunTrust Banks, Inc., 2.90%, 3/3/21, Callable 2/3/21 @ 100	400,000	404,436
Synchrony Financial, 2.85%, 7/25/22, Callable 6/25/22 @ 100	500,000	506,525
US Bank NA/Cincinnati OH, 2.85%, 1/23/23, Callable 12/23/22 @ 100	500,000	515,075
Wells Fargo & Co., 3.00%, 1/22/21, MTN	500,000	506,680
Zions Bancorp NA, 3.35%, 3/4/22, Callable 2/4/22 @ 100 (d)	500,000	512,025
		17,190,982

See notes to financial statements.

12

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Principal Amount	Value
Health Care (3.5%):
Centene Corp., 5.63%, 2/15/21, Callable 10/10/19 @ 101.41	$500,000	$506,045
CVS Health Corp. 2.13%, 6/1/21, Callable 5/1/21 @ 100	400,000	400,152
2.63%, 8/15/24, Callable 7/15/24 @ 100	750,000	755,122
Elanco Animal Health, Inc., 3.91%, 8/27/21	500,000	510,445
Orlando Health Obligated Group, 2.72%, 10/1/19	250,000	250,048
SSM Health Care Corp., 3.69%, 6/1/23, Callable 3/1/23 @ 100	500,000	526,930
		2,948,742
Industrials (6.5%):
Air Lease Corp., 3.50%, 1/15/22	500,000	514,245
Aircastle Ltd., 4.25%, 6/15/26, Callable 4/15/26 @ 100	500,000	514,765
CK Hutchison International 17 II Ltd., 2.75%, 3/29/23 (a)	750,000	760,283
General Electric Co., 2.20%, 1/9/20, Callable 12/9/19 @ 100	500,000	498,685
Heathrow Funding Ltd., 4.88%, 7/15/23 (a)	475,000	493,174
Ryder System, Inc., 2.25%, 9/1/21, MTN, Callable 8/1/21 @ 100	500,000	500,375
Smiths Group PLC, 3.63%, 10/12/22 (a)	500,000	510,864
The ADT Security Corp., 5.25%, 3/15/20	656,000	664,515
TTX Co., 2.60%, 6/15/20, Callable 5/15/20 @ 100 (a)	500,000	500,435
Wabtec Corp., 3.71% (LIBOR03M+130bps), 9/15/21, Callable 9/25/19 @ 100 (c)	500,000	498,940
		5,456,281
Information Technology (1.8%):
Broadcom, Inc., 3.13%, 4/15/21 (a)	500,000	505,220
Fiserv, Inc., 2.75%, 7/1/24, Callable 6/1/24 @ 100	500,000	511,660
Tyco Electronics Group SA, 2.93% (LIBOR03M+45bps), 6/5/20 (c)	500,000	500,275
		1,517,155
Materials (3.1%):
Ecolab, Inc., 4.35%, 12/8/21	400,000	420,272
INVISTA Finance LLC, 4.25%, 10/15/19 (a)	500,000	500,700
Newmont Mining Corp., 5.13%, 10/1/19 (d)	1,250,000	1,252,375
Reliance Steel & Aluminum Co., 4.50%, 4/15/23, Callable 1/15/23 @ 100	400,000	425,136
		2,598,483
Real Estate (4.5%):
AvalonBay Communities, Inc., 3.63%, 10/1/20, Callable 7/1/20 @ 100	400,000	405,108
Corecivic, Inc., 4.13%, 4/1/20, Callable 1/1/20 @ 100	500,000	499,135
Office Properties Income Trust, 3.60%, 2/1/20, Callable 1/1/20 @ 100	600,000	601,704
Sabra Health Care LP/Sabra Capital Corp., 5.38%, 6/1/23, Callable 10/10/19 @ 101.79	300,000	304,923
Scentre Group Trust 1/Scentre Group Trust 2, 2.38%, 4/28/21, Callable 3/29/21 @ 100 (a)	500,000	500,280
Senior Housing Properties Trust 6.75%, 4/15/20, Callable 10/15/19 @ 100	500,000	501,895
6.75%, 12/15/21, Callable 6/15/21 @ 100	500,000	533,015
Welltower, Inc., 5.25%, 1/15/22 (d)	359,000	382,094
		3,728,154

See notes to financial statements.

13

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Principal Amount	Value
Sovereign Bond (1.3%):
Province of Alberta Canada, 1.90%, 12/6/19	$700,000	$699,551
Province of Quebec Canada, 2.75%, 8/25/21	500,000	510,660
		1,210,211
Utilities (5.3%):
AEP Texas, Inc., 2.40%, 10/1/22, Callable 9/1/22 @ 100	400,000	403,412
Dominion Energy, Inc., 2.72%, 8/15/21	500,000	504,130
Iberdrola Finance Ireland Ltd., 5.00%, 9/11/19 (a) (d)	470,000	470,103
National Fuel Gas Co., 4.90%, 12/1/21, Callable 9/1/21 @ 100	500,000	521,195
Public Service Electric & Gas Co., 3.25%, 9/1/23, MTN, Callable 8/1/23 @ 100	500,000	524,475
Sempra Energy, 2.90%, 2/1/23, Callable 1/1/23 @ 100	400,000	408,308
Sierra Pacific Power Co., 3.38%, 8/15/23, Callable 5/15/23 @ 100	500,000	522,185
The AES Corp., 4.00%, 3/15/21	500,000	508,710
WGL Holdings, Inc., 2.25%, 11/1/19, Callable 10/10/19 @ 100	525,000	524,265
		4,386,783
Total Corporate Bonds (Cost $54,896,817)		55,601,010
Municipal Bonds (11.4%)
California (0.3%):
San Jose Redevelopment Agency Successor Agency, Series A-T, 2.63%, 8/1/22	250,000	256,613
Colorado (0.7%):
City of Loveland Electric & Communications Enterprise Revenue, 2.85%, 12/1/23	600,000	621,066
Connecticut (0.6%):
State of Connecticut, GO, Series A, 3.75%, 9/15/20	500,000	506,740
Illinois (0.6%):
City of Chicago Wastewater Transmission Revenue, 3.73%, 1/1/20	500,000	501,190
Massachusetts (0.6%):
Development Finance Agency Revenue, Series B, 3.52%, 7/1/20, AGM	500,000	502,715
Michigan (0.9%):
Ecorse Public School District, GO, 2.00%, 5/1/24, Q-SBLF (e)	750,000	752,018
New Jersey (0.9%):
Economic Development Authority Revenue 3.80%, 6/15/20	250,000	251,923
Series B, 3.50%, 6/15/20	150,000	150,977
Educational Facilities Authority Revenue, 2.47%, 9/1/21	300,000	302,385
		705,285
New York (0.6%):
Dormitory Authority Revenue, Series B, 3.18%, 3/15/22	500,000	515,825
Oregon (1.0%):
Port of Morrow Revenue, 2.18%, 9/1/24	750,000	759,727
Rhode Island (0.6%):
Commerce Corp. Revenue, 2.86%, 5/1/24	500,000	521,310

See notes to financial statements.

14

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Principal Amount	Value
Texas (3.1%):
City of Houston, GO 2.62%, 3/1/21	$150,000	$151,598
2.77%, 3/1/22	150,000	153,672
Dallas-Fort Worth International Airport Revenue, 2.04%, 11/1/24	750,000	755,414
State of Texas, GO, 3.11%, 10/1/23	500,000	526,665
Texas A&M University Revenue Series A, 2.95%, 5/15/23	500,000	522,580
Series B, 2.12%, 5/15/24	500,000	508,090
		2,618,019
Virginia (0.9%):
Economic Development Authority, GO, Series B, 2.03%, 10/1/24, ST AID WITHHLDG	750,000	758,624
Wisconsin (0.6%):
Public Finance Authority Revenue, 3.75%, 2/1/22, Continuously Callable @ 100 (LOC — Citizens Financial Group)	500,000	502,510
Total Municipal Bonds (Cost $9,354,730)		9,521,642
U.S. Treasury Obligations (6.3%)
U.S. Treasury Notes 1.63%, 10/15/20	1,000,000	998,633
1.13%, 7/31/21	1,680,000	1,666,612
1.88%, 9/30/22 (d)	1,070,000	1,084,462
1.25%, 7/31/23	1,500,000	1,489,805
Total U.S. Treasury Obligations (Cost $5,113,144)		5,239,512
Commercial Papers (0.8%)
Cabot Corp., 3.00%, 9/3/19 (f)	645,000	644,839
Total Commercial Papers (Cost $644,919)		644,839
Total Investments (Cost $81,270,608) — 98.7%		82,447,801
Other assets in excess of liabilities — 1.3%		1,125,494
NET ASSETS — 100.00%		$83,573,295

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of August 31, 2019, the fair value of these securities was $20,307,326 and amounted to 24.3% of net assets.

(b)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at August 31, 2019.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of August 31, 2019.

(d)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(e)  Security purchased on a when-issued basis.

(f)  Rate represents the effective yield at August 31, 2019.

See notes to financial statements.

15

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019

AGM — Assured Guaranty Municipal Corporation

bps — Basis points

GO — General Obligation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

Q-SBLF — Qualified-School Board Loan

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

  LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

LIBOR — London InterBank Offered Rate

  LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of August 31, 2019, based on the last reset date of the security.

See notes to financial statements.

16

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments August 31, 2019
Security Description	Principal Amount	Value
Asset Backed Securities (2.7%)
Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class B, 3.36%, 11/20/22 (a)	$1,250,000	$1,274,141
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class B, 3.55%, 9/22/25 (a)	500,000	523,849
Bank of The West Auto Trust, Series 2017-1, Class C, 2.96%, 2/15/24, Callable 11/15/21 @ 100 (a)	500,000	510,053
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class B, 3.63%, 1/19/24, Callable 11/19/21 @ 100 (a)	500,000	517,912
ExteNet LLC, Series 2019-1A, Class A2, 3.20%, 7/26/49 (a)	500,000	510,475
Navient Student Loan Trust, Series 2018-2A, Class B, 3.30% (LIBOR01M+115bps), 3/25/67, Callable 4/25/33 @ 100 (a) (b)	1,000,000	1,012,762
NP SPE II LLC, Series 2019-1A, Class A2, 1.00%, 9/20/49 (a)	500,000	502,500
OSCAR US Funding Trust VIII LLC, Series 2018-1A, Class A3, 3.23%, 5/10/22 (a)	400,000	404,066
PSNH Funding LLC, Series 2018-1, Class A3, 3.81%, 2/1/35	1,000,000	1,141,550
SCF Equipment Leasing LLC, Series 2019-1A, Class B, 3.49%, 1/20/26, Callable 4/20/20 @ 100 (a)	500,000	517,069
SLM Student Loan Trust, Series 2006-10, Class B, 2.50% (LIBOR03M+22bps), 3/25/44, Callable 1/25/32 @ 100 (b)	262,205	243,119
SLM Student Loan Trust, Series 2007-1, Class B, 2.50% (LIBOR03M+22bps), 1/27/42, Callable 10/25/28 @ 100 (b)	424,054	394,058
Tesla Auto Lease Trust, Series 2018-A, Class B, 2.75%, 2/20/20, Callable 2/20/20 @ 100 (a)	500,000	500,256
VB-S1 Issuer LLC, Series 2018-1A, Class C, 3.41%, 2/15/48, Callable 2/15/22 @ 100 (a)	500,000	508,423
Total Asset Backed Securities (Cost $8,290,730)		8,560,233
Collateralized Mortgage Obligations (1.2%)
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class AS, 3.79%, 9/15/50 (c)	500,000	548,131
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class C, 4.68%, 1/10/24 (a)	500,000	540,463
COMM Mortgage Trust, Series 2015-LC23, Class AM, 4.16%, 10/10/48 (c)	250,000	273,568
Deutsche Bank Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36 (a)	250,000	258,380
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class C, 5.79%, 11/15/43 (a) (c)	813,000	850,427
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class A1R, 3.15% (LIBOR03M+85bps), 7/15/27, Callable 10/15/19 @ 100 (a) (b)	1,000,000	996,439
Wells Fargo Commercial Mortgage Trust, Series 2018-AUS, Class A, 4.19%, 7/17/36 (a) (c)	250,000	283,514
Total Collateralized Mortgage Obligations (Cost $3,644,480)		3,750,922
Senior Secured Loans (0.2%)
Solera LLC, 1st Lien Term Loan B, 4.89% (LIBOR01M+300bps), 3/3/23, Callable 10/9/19 @ 100 (b)	492,366	489,599
Sprint Communications, Inc., 1st Lien Term Loan B, 5.14% (LIBOR01M+300bps), 2/3/24, Callable 10/9/19 @ 100 (b)	248,750	248,051
Total Senior Secured Loans (Cost $738,990)		737,650

See notes to financial statements.

17

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Principal Amount	Value
Corporate Bonds (52.6%)
Communication Services (3.6%):
AT&T, Inc., 4.35%, 3/1/29, Callable 12/1/28 @ 100	$1,500,000	$1,675,110
British Telecommunications PLC, 5.13%, 12/4/28, Callable 9/4/28 @ 100	1,000,000	1,155,900
CBS Corp., 4.20%, 6/1/29, Callable 3/1/29 @ 100	1,000,000	1,101,100
Charter Communications Operating LLC/Charter Communications Operating Capital 4.50%, 2/1/24, Callable 1/1/24 @ 100	500,000	537,830
3.75%, 2/15/28, Callable 11/15/27 @ 100	500,000	516,605
Clear Channel Worldwide Holdings, Inc., 5.13%, 8/15/27, Callable 8/15/22 @ 102.56 (a)	500,000	523,265
Comcast Corp., 3.55%, 5/1/28, Callable 2/1/28 @ 100	750,000	813,075
CSC Holdings LLC 6.63%, 10/15/25, Callable 10/15/20 @ 103.31 (a)	500,000	535,190
6.50%, 2/1/29, Callable 2/1/24 @ 103.25 (a)	500,000	559,055
Fox Corp., 4.71%, 1/25/29, Callable 10/25/28 @ 100 (a)	1,000,000	1,157,910
Meredith Corp., 6.88%, 2/1/26, Callable 2/1/21 @ 103.44	500,000	527,675
Sprint Corp., 7.25%, 9/15/21	500,000	537,690
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, 4.74%, 9/20/29 (a)	500,000	532,055
T-Mobile USA, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38	500,000	526,340
Vodafone Group PLC, 5.00%, 5/30/38	500,000	580,155
		11,278,955
Consumer Discretionary (1.8%):
AutoZone, Inc., 3.75%, 6/1/27, Callable 3/1/27 @ 100	500,000	539,240
Brookfield Resid Properties, Inc., 6.13%, 7/1/22, Callable 10/10/19 @ 101.53 (a)	480,000	486,662
Daimler Finance North America LLC 3.70%, 5/4/23 (a)	1,000,000	1,044,090
4.30%, 2/22/29 (a)	1,000,000	1,116,780
Dr Horton, Inc., 4.75%, 2/15/23, Callable 11/15/22 @ 100	500,000	534,915
L Brands, Inc. 5.63%, 10/15/23	250,000	262,650
7.50%, 6/15/29, Callable 6/15/24 @ 103.75	500,000	490,500
MGM Resorts International, 5.50%, 4/15/27, Callable 1/15/27 @ 100	500,000	541,565
Newell Brands, Inc., 4.20%, 4/1/26, Callable 1/1/26 @ 100	500,000	518,475
The William Carter Co., 5.63%, 3/15/27, Callable 3/15/22 @ 102.81 (a)	100,000	106,567
		5,641,444
Consumer Staples (4.2%):
Anheuser-Busch InBev Worldwide, Inc. 3.65%, 2/1/26, Callable 11/1/25 @ 100	1,000,000	1,074,470
4.38%, 4/15/38, Callable 10/15/37 @ 100	500,000	567,695
5.45%, 1/23/39, Callable 7/23/38 @ 100	1,000,000	1,274,030
B&G Foods, Inc., 5.25%, 4/1/25, Callable 4/1/20 @ 103.94	500,000	507,225
Bacardi Ltd. 4.45%, 5/15/25, Callable 3/15/25 @ 100 (a)	1,500,000	1,610,955
2.75%, 7/15/26, Callable 4/15/26 @ 100 (a)	500,000	489,030
BAT Capital Corp., 4.39%, 8/15/37, Callable 2/15/37 @ 100	250,000	251,240
Becle SAB de CV, 3.75%, 5/13/25 (a)	1,000,000	1,030,280

See notes to financial statements.

18

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Principal Amount	Value
Bunge Ltd. Finance Corp. 4.35%, 3/15/24, Callable 2/15/24 @ 100	$500,000	$532,165
3.25%, 8/15/26, Callable 5/15/26 @ 100	502,000	501,759
Constellation Brands, Inc., 3.50%, 5/9/27, Callable 2/9/27 @ 100	750,000	792,660
General Mills, Inc., 4.55%, 4/17/38, Callable 10/17/37 @ 100	1,000,000	1,153,500
Imperial Brands Finance PLC, 3.88%, 7/26/29, Callable 4/26/29 @ 100 (a)	1,000,000	1,036,410
Mars, Inc., 3.88%, 4/1/39, Callable 10/1/38 @ 100 (a)	1,000,000	1,143,630
Molson Coors Brewing Co., 3.00%, 7/15/26, Callable 4/15/26 @ 100	250,000	252,660
Smithfield Foods, Inc., 5.20%, 4/1/29, Callable 1/1/29 @ 100 (a)	500,000	558,965
The Kroger Co., 3.50%, 2/1/26, Callable 11/1/25 @ 100	500,000	523,890
		13,300,564
Energy (8.1%):
Aker BP ASA 6.00%, 7/1/22, Callable 10/10/19 @ 103 (a)	250,000	256,943
5.88%, 3/31/25, Callable 3/31/21 @ 102.94 (a)	500,000	525,780
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/1/27, Callable 9/1/27 @ 100	500,000	529,300
Boardwalk Pipelines LP 4.45%, 7/15/27, Callable 4/15/27 @ 100	1,500,000	1,561,095
4.80%, 5/3/29, Callable 2/3/29 @ 100	500,000	525,290
Buckeye Partners LP, 4.13%, 12/1/27, Callable 9/1/27 @ 100	2,500,000	2,196,724
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP 3.30%, 5/1/23, Callable 4/1/23 @ 100 (a)	250,000	258,385
3.70%, 6/1/28, Callable 3/1/28 @ 100 (a)	250,000	268,870
Continental Resources, Inc., 5.00%, 9/15/22, Callable 10/10/19 @ 100.83	160,000	161,390
Energy Transfer Operating LP, 5.27% (LIBOR03M+302bps), 11/1/66, Callable 10/10/19 @ 100 (b)	500,000	376,820
Eni SpA, 4.25%, 5/9/29, Callable 2/9/29 @ 100 (a)	1,000,000	1,094,770
Enlink Midstream Partners LP, 4.85%, 7/15/26, Callable 4/15/26 @ 100	500,000	492,720
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100	500,000	504,155
Midwest Connector Capital Co. LLC, 4.63%, 4/1/29, Callable 1/1/29 @ 100 (a)	500,000	549,815
MPLX LP 4.00%, 3/15/28, Callable 12/15/27 @ 100	750,000	785,258
4.80%, 2/15/29, Callable 11/15/28 @ 100	250,000	277,473
Murphy Oil Corp., 5.75%, 8/15/25, Callable 8/15/20 @ 104.31	500,000	506,105
Nabors Industries, Inc., 4.63%, 9/15/21	500,000	484,525
Newfield Exploration Co., 5.38%, 1/1/26, Callable 10/1/25 @ 100	500,000	549,035
NuStar Logistics LP 4.75%, 2/1/22, Callable 11/1/21 @ 100	500,000	509,025
6.00%, 6/1/26, Callable 3/1/26 @ 100	1,500,000	1,613,040
Occidental Petroleum Corp., 3.50%, 8/15/29, Callable 5/15/29 @ 100	1,000,000	1,018,030
ONEOK, Inc. 4.55%, 7/15/28, Callable 4/15/28 @ 100	500,000	546,635
4.35%, 3/15/29, Callable 12/15/28 @ 100	500,000	540,555
Petrobras Global Finance BV, 5.75%, 2/1/29	1,000,000	1,083,650
Petroleos Mexicanos 6.38%, 2/4/21	250,000	257,943
6.50%, 3/13/27	2,000,000	2,049,379
Rockies Express Pipeline LLC, 4.95%, 7/15/29, Callable 4/15/29 @ 100 (a)	2,000,000	2,040,520
Sabal Trail Transmission LLC, 4.25%, 5/1/28, Callable 2/1/28 @ 100 (a)	1,000,000	1,100,060

See notes to financial statements.

19

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Principal Amount	Value
Saudi Arabian Oil Co., 4.25%, 4/16/39 (a)	$1,000,000	$1,133,020
Southwestern Energy Co., 7.75%, 10/1/27, Callable 10/1/22 @ 103.88	500,000	436,600
Targa Resources Partners LP, 6.50%, 7/15/27, Callable 7/15/22 @ 104.88 (a)	100,000	108,396
Transocean Guardian Ltd., 5.88%, 1/15/24, Callable 7/15/21 @ 102.94 (a)	445,000	448,449
Western Gas Partners LP, 4.50%, 3/1/28, Callable 12/1/27 @ 100	500,000	499,850
Whiting Petroleum Corp., 6.63%, 1/15/26, Callable 10/15/25 @ 100	500,000	363,290
		25,652,895
Financials (15.8%):
ABN AMRO Bank NV, 4.80%, 4/18/26 (a)	500,000	550,995
Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100 (a)	250,000	259,160
American Equity Investment Life Holding Co., 5.00%, 6/15/27, Callable 3/15/27 @ 100	500,000	530,025
Ares Capital Corp., 4.25%, 3/1/25, Callable 1/1/25 @ 100	500,000	519,105
AXA Equitable Holdings, Inc., 4.35%, 4/20/28, Callable 1/20/28 @ 100	1,000,000	1,070,980
Banco Santander SA, 4.38%, 4/12/28	600,000	660,258
Bank of America Corp., 3.70% (LIBOR03M+151bps), 4/24/28, Callable 4/24/27 @ 100 (b)	1,000,000	1,077,220
Bank of Montreal, 3.80% (USSW5+143bps), 12/15/32, Callable 12/15/27 @ 100 (b)	500,000	523,760
Barclays PLC 4.61% (LIBOR03M+140bps), 2/15/23, Callable 2/15/22 @ 100 (b)	1,000,000	1,035,920
3.93% (LIBOR03M+161bps), 5/7/25, Callable 5/7/24 @ 100 (b)	500,000	513,985
BB&T Corp., 4.25%, 9/30/24	750,000	815,468
BMW US Capital LLC, 3.75%, 4/12/28, Callable 1/12/28 @ 100 (a)	1,000,000	1,091,179
BNP Paribas SA, 4.71% (LIBOR03M+224bps), 1/10/25, Callable 1/10/24 @ 100 (a) (b)	1,000,000	1,084,160
BPCE SA 4.00%, 9/12/23 (a)	500,000	529,755
3.25%, 1/11/28 (a)	1,000,000	1,052,780
Capital One Financial Corp., 3.75%, 7/28/26, Callable 6/28/26 @ 100	1,000,000	1,041,440
CEMEX Finance LLC, 6.00%, 4/1/24, Callable 10/10/19 @ 103 (a)	250,000	256,348
CIT Group, Inc., 5.25%, 3/7/25, Callable 12/7/24 @ 100	500,000	559,220
Citigroup, Inc., 4.13%, 7/25/28	1,000,000	1,088,900
CNO Financial Group, Inc., 5.25%, 5/30/29, Callable 2/28/29 @ 100	1,000,000	1,106,050
Co-operatieve Rabobank UA, 4.00% (USSW5+189bps), 4/10/29, MTN, Callable 4/10/24 @ 100 (b)	600,000	625,824
Credit Acceptance Corp., 6.63%, 3/15/26, Callable 3/15/22 @ 103.31 (a)	500,000	540,870
Credit Agricole SA, 3.25%, 10/4/24 (a)	250,000	258,295
Credit Suisse Group Funding Guernsey Ltd., 3.75%, 3/26/25	500,000	528,455
Deutsche Bank AG, 5.00%, 2/14/22	250,000	258,893
Fairfax Financial Holdings Ltd., 4.85%, 4/17/28, Callable 1/17/28 @ 100	500,000	545,110
Fifth Third Bancorp, 3.95%, 3/14/28, Callable 2/14/28 @ 100	500,000	554,490
Ford Motor Credit Co. LLC 4.54%, 8/1/26, Callable 6/1/26 @ 100	1,400,000	1,426,362
5.11%, 5/3/29, Callable 2/3/29 @ 100	500,000	516,020
FS KKR Capital Corp., 4.63%, 7/15/24, Callable 6/15/24 @ 100	1,000,000	1,017,240
Glencore Funding LLC 4.00%, 3/27/27, Callable 12/27/26 @ 100 (a)	500,000	515,070
4.88%, 3/12/29, Callable 12/12/28 @ 100 (a)	750,000	810,023

See notes to financial statements.

20

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Principal Amount	Value
HSBC Holdings PLC 3.80% (LIBOR03M+121bps), 3/11/25, Callable 3/11/24 @ 100 (b)	$500,000	$522,320
4.29% (LIBOR03M+135bps), 9/12/26, Callable 9/12/25 @ 100 (b)	500,000	538,665
Hyundai Capital America, 3.40%, 6/20/24 (a)	500,000	512,735
ILFC E-Capital Trust I, 4.09%, 12/21/65, Callable 10/10/19 @ 100 (a)	500,000	349,465
KeyBank NA 3.40%, 5/20/26, MTN	500,000	527,445
3.90%, 4/13/29, Callable 3/13/29 @ 100	1,000,000	1,101,339
KKR Group Finance Co. VI LLC, 3.75%, 7/1/29, Callable 4/1/29 @ 100 (a)	500,000	530,680
Lincoln National Corp., 3.80%, 3/1/28, Callable 12/1/27 @ 100	500,000	536,290
Lloyds Banking Group PLC 2.91% (LIBOR03M+81bps), 11/7/23, Callable 11/7/22 @ 100 (b)	250,000	250,795
3.57% (LIBOR03M+121bps), 11/7/28, Callable 11/7/27 @ 100 (b)	250,000	256,105
Main Street Capital Corp. 4.50%, 12/1/22	500,000	517,515
5.20%, 5/1/24	500,000	540,950
Mercury General Corp., 4.40%, 3/15/27, Callable 12/15/26 @ 100	1,000,000	1,054,570
National Australia Bank Ltd., 3.93% (H15T5Y+188bps), 8/2/34, Callable 8/2/29 @ 100 (a) (b)	1,500,000	1,556,925
Nationwide Building Society 3.62% (LIBOR03M+118bps), 4/26/23, Callable 4/26/22 @ 100 (a) (b)	1,000,000	1,021,349
4.27% (LIBOR03M+139bps), 8/1/24, Callable 8/1/23 @ 100 (a) (b)	750,000	788,873
4.30% (LIBOR03M+145bps), 3/8/29, Callable 3/8/28 @ 100 (a) (b)	250,000	268,433
3.96% (LIBOR03M+186bps), 7/18/30, Callable 7/18/29 @ 100 (a) (b)	500,000	525,415
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (b)	250,000	261,405
Old Republic International Corp., 3.88%, 8/26/26, Callable 7/26/26 @ 100	500,000	530,245
Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100 (a)	1,000,000	1,076,460
Prudential Financial, Inc., 4.35%, 2/25/50, MTN, Callable 8/25/49 @ 100	500,000	595,285
Royal Bank of Scotland Group PLC 6.13%, 12/15/22	500,000	539,735
4.27% (LIBOR03M+176bps), 3/22/25, Callable 3/22/24 @ 100 (b)	1,000,000	1,043,290
5.08% (LIBOR03M+191bps), 1/27/30, Callable 1/27/29 @ 100 (b)	500,000	558,710
4.44% (LIBOR03M+187bps), 5/8/30, Callable 5/8/29 @ 100 (b)	1,000,000	1,069,659
Santander Holdings USA, Inc. 4.45%, 12/3/21, Callable 11/3/21 @ 100	250,000	260,703
3.40%, 1/18/23, Callable 12/18/22 @ 100	250,000	256,815
4.40%, 7/13/27, Callable 4/14/27 @ 100	750,000	806,985
Societe Generale SA, 3.88%, 3/28/24 (a)	1,000,000	1,052,910
Standard Chartered PLC, 4.87% (LIBOR03M+197bps), 3/15/33, Callable 3/15/28 @ 100 (a) (b)	500,000	536,720
Starwood Property Trust, Inc., 3.63%, 2/1/21, Callable 11/1/20 @ 100	1,000,000	1,006,720
Sterling Bancorp, 3.50%, 6/8/20, Callable 5/8/20 @ 100	1,160,000	1,150,905
Synchrony Financial 4.50%, 7/23/25, Callable 4/23/25 @ 100	500,000	537,350
3.95%, 12/1/27, Callable 9/1/27 @ 100	500,000	517,905
5.15%, 3/19/29, Callable 12/19/28 @ 100	500,000	562,670
Synovus Financial Corp., 5.90% (USSW5+338bps), 2/7/29, Callable 2/7/24 @ 100 (b)	500,000	526,350
Texas Capital Bank NA, 5.25%, 1/31/26	250,000	263,878
The Goldman Sachs Group, Inc., 2.90% (LIBOR03M+75bps), 2/23/23 (b)	500,000	499,445

See notes to financial statements.

21

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Principal Amount	Value
Torchmark Corp., 4.55%, 9/15/28, Callable 6/15/28 @ 100	$500,000	$562,415
Wells Fargo & Co., 3.00%, 10/23/26	1,000,000	1,037,530
		49,617,319
Health Care (2.6%):
Becton Dickinson and Co., 3.70%, 6/6/27, Callable 3/6/27 @ 100	500,000	536,110
Boston Medical Center Corp., 3.91%, 7/1/28	500,000	544,375
Celgene Corp., 3.90%, 2/20/28, Callable 11/20/27 @ 100	500,000	552,580
CVS Health Corp. 4.30%, 3/25/28, Callable 12/25/27 @ 100	500,000	545,310
3.25%, 8/15/29, Callable 5/15/29 @ 100	500,000	507,430
DaVita, Inc., 5.00%, 5/1/25, Callable 5/1/20 @ 102.5	500,000	500,660
Eastern Maine Healthcare Systems, 3.71%, 7/1/26	465,000	466,088
HCA, Inc., 4.50%, 2/15/27, Callable 8/15/26 @ 100	500,000	542,345
Mercy Health, 4.30%, 7/1/28	250,000	285,748
Mylan NV, 3.95%, 6/15/26, Callable 3/15/26 @ 100	500,000	519,635
Orlando Health Obligated Group, 3.78%, 10/1/28, Callable 7/1/28 @ 100	500,000	552,740
Premier Health Partners, 2.91%, 11/15/26, Callable 5/15/26 @ 100	750,000	741,539
Quest Diagnostics, Inc., 3.45%, 6/1/26, Callable 3/1/26 @ 100	250,000	263,833
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28, Callable 8/26/28 @ 100 (a)	500,000	591,270
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	500,000	474,040
		7,623,703
Industrials (5.9%):
Air Canada Pass Through Trust, 5.38%, 11/15/22 (a)	183,344	187,768
Aircastle Ltd., 4.40%, 9/25/23, Callable 8/25/23 @ 100	500,000	526,140
American Airlines Pass Through Trust 3.70%, 4/1/28	375,960	398,514
3.85%, 8/15/29	500,000	507,245
3.60%, 4/15/31	472,939	489,520
Aramark Services, Inc., 5.00%, 2/1/28, Callable 2/1/23 @ 102.5 (a)	500,000	518,725
Arconic, Inc. 5.13%, 10/1/24, Callable 7/1/24 @ 100	250,000	266,000
5.90%, 2/1/27	250,000	278,900
Avolon Holdings Funding Ltd. 5.25%, 5/15/24, Callable 4/15/24 @ 100 (a)	1,000,000	1,078,479
4.38%, 5/1/26, Callable 3/1/26 @ 100 (a)	500,000	521,710
British Airways Pass Through Trust 3.35%, 12/15/30 (a)	500,000	511,785
3.80%, 3/20/33 (a)	729,432	778,479
CK Hutchison International 17 Ltd., 3.50%, 4/5/27 (a)	750,000	795,443
Delta Air Lines, Inc., 4.38%, 4/19/28, Callable 1/19/28 @ 100	1,000,000	1,077,650
FedEx Corp., 3.90%, 2/1/35	250,000	261,310
Flowserve Corp., 4.00%, 11/15/23, Callable 8/15/23 @ 100	250,000	257,818
Hawaiian Airlines Pass Through Certificates 4.95%, 7/15/23	639,190	652,926
3.90%, 7/15/27	115,542	119,284
Hubbell, Inc., 3.50%, 2/15/28, Callable 11/15/27 @ 100	1,000,000	1,047,060
Ingersoll-Rand Global Holding Co. Ltd., 3.75%, 8/21/28, Callable 5/21/28 @ 100	500,000	541,720
Latam Airlines Pass Through Trust, 4.20%, 8/15/29	796,198	799,741
Northrop Grumman Corp., 3.25%, 1/15/28, Callable 10/15/27 @ 100	500,000	530,825

See notes to financial statements.

22

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Principal Amount	Value
Penske Truck Leasing Co LP/Penske Truck Leasing Finance Corp. 3.95%, 3/10/25, Callable 1/10/25 @ 100 (a)	$500,000	$531,120
4.45%, 1/29/26, Callable 11/29/25 @ 100 (a)	1,000,000	1,091,830
Rolls-Royce PLC, 3.63%, 10/14/25, Callable 7/14/25 @ 100 (a)	275,000	289,094
Ryder System, Inc., 3.40%, 3/1/23, MTN, Callable 2/1/23 @ 100	1,000,000	1,038,290
Union Pacific Corp., 4.30%, 3/1/49, Callable 9/1/48 @ 100	500,000	595,520
United Airlines Pass Through Trust, 3.70%, 9/1/31	491,296	514,800
United Rentals North America, Inc., 5.50%, 7/15/25, Callable 7/15/20 @ 102.75	750,000	784,118
Wabtec Corp. 3.45%, 11/15/26, Callable 8/15/26 @ 100	750,000	765,600
4.95%, 9/15/28, Callable 6/15/28 @ 100	560,000	624,842
		18,382,256
Information Technology (1.5%):
Amphenol Corp., 4.35%, 6/1/29, Callable 3/1/29 @ 100	500,000	567,685
CommScope, Inc., 6.00%, 3/1/26, Callable 3/1/22 @ 103 (a)	500,000	508,285
Dell International LLC/EMC Corp., 4.90%, 10/1/26, Callable 8/1/26 @ 100 (a)	500,000	533,635
Micron Technology, Inc., 4.66%, 2/15/30, Callable 11/15/29 @ 100	1,000,000	1,041,860
Motorola Solutions, Inc., 4.60%, 2/23/28, Callable 11/23/27 @ 100	750,000	814,853
Salesforce.com, Inc., 3.70%, 4/11/28, Callable 1/11/28 @ 100	1,000,000	1,115,660
		4,581,978
Materials (4.6%):
Anglo American Capital PLC, 4.00%, 9/11/27 (a)	1,000,000	1,031,230
Ball Corp., 4.88%, 3/15/26, Callable 12/15/25 @ 100	500,000	548,085
Cemex SAB de CV, 7.75%, 4/16/26, Callable 4/16/21 @ 103.88 (a)	500,000	538,760
Crown Americas LLC/Crown Americas Capital Corp. 4.75%, 2/1/26, Callable 2/1/21 @ 103.56	500,000	525,205
4.25%, 9/30/26, Callable 3/31/26 @ 100	500,000	521,860
DuPont de Nemours, Inc., 4.73%, 11/15/28, Callable 8/15/28 @ 100	500,000	578,930
Freeport-McMoRan, Inc., 3.55%, 3/1/22, Callable 12/1/21 @ 100	1,000,000	1,002,690
Huntsman International LLC, 4.50%, 5/1/29, Callable 2/1/29 @ 100	500,000	533,645
International Paper Co., 3.00%, 2/15/27, Callable 11/15/26 @ 100	750,000	766,725
Kinross Gold Corp., 5.95%, 3/15/24, Callable 12/15/23 @ 100	500,000	556,780
LafargeHolcim Finance US LLC, 3.50%, 9/22/26, Callable 6/22/26 @ 100 (a)	1,500,000	1,545,660
Martin Marietta Materials, Inc., 3.50%, 12/15/27, Callable 9/15/27 @ 100	625,000	645,013
Nutrien Ltd., 4.20%, 4/1/29, Callable 1/1/29 @ 100	1,000,000	1,116,470
Packaging Corp of America, 3.40%, 12/15/27, Callable 9/15/27 @ 100	500,000	521,750
Reliance Steel & Aluminum Co., 4.50%, 4/15/23, Callable 1/15/23 @ 100	500,000	531,420
Reynolds Group Issuer, Inc., 5.13%, 7/15/23, Callable 10/10/19 @ 102.56 (a)	250,000	256,843
Syngenta Finance NV, 3.93%, 4/23/21 (a)	500,000	509,270
The Mosaic Co., 4.05%, 11/15/27, Callable 8/15/27 @ 100	1,000,000	1,043,680
Vale Overseas Ltd., 6.25%, 8/10/26	1,000,000	1,151,490
Vulcan Materials Co., 3.90%, 4/1/27, Callable 1/1/27 @ 100	500,000	529,125
		14,454,631
Real Estate (2.0%):
AvalonBay Communities, Inc., 3.20%, 1/15/28, MTN, Callable 10/15/27 @ 100	750,000	797,070
EPR Properties, 4.95%, 4/15/28, Callable 1/15/28 @ 100	500,000	548,950
Hospitality Properties Trust, 4.95%, 2/15/27, Callable 8/15/26 @ 100	500,000	519,280

See notes to financial statements.

23

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Principal Amount	Value
Hudson Pacific Properties LP 3.95%, 11/1/27	$500,000	$533,265
4.65%, 4/1/29, Callable 1/1/29 @ 100	500,000	561,745
MPT Operating Partnership LP/MPT Finance Corp., 4.63%, 8/1/29, Callable 8/1/24 @ 102.31	1,500,000	1,558,575
Sabra Health Care LP/Sabra Capital Corp., 5.38%, 6/1/23, Callable 10/10/19 @ 101.79	825,000	838,538
STORE Capital Corp., 4.63%, 3/15/29, Callable 12/15/28 @ 100	500,000	553,985
Vornado Realty LP, 3.50%, 1/15/25, Callable 11/15/24 @ 100	500,000	518,930
		6,430,338
Utilities (2.5%):
American Water Capital Corp., 2.95%, 9/1/27, Callable 6/1/27 @ 100	1,000,000	1,036,910
Aqua America, Inc., 4.28%, 5/1/49, Callable 11/1/48 @ 100	500,000	591,150
Comision Federal de Electricidad, 4.88%, 5/26/21 (a)	750,000	778,283
Dominion Energy, Inc., 3.07%, 8/15/24	1,000,000	1,029,360
Edison International, 5.75%, 6/15/27, Callable 4/15/27 @ 100	500,000	568,480
Entergy Louisiana LLC, 4.00%, 3/15/33, Callable 12/15/32 @ 100	1,000,000	1,164,590
National Fuel Gas Co., 4.75%, 9/1/28, Callable 6/1/28 @ 100	1,000,000	1,080,350
Southern California Edison Co., 4.00%, 4/1/47, Callable 10/1/46 @ 100	500,000	546,030
The Cleveland Electric Illuminating Co., 4.55%, 11/15/30, Callable 8/15/30 @ 100 (a)	500,000	574,300
Vistra Operations Co. LLC 3.55%, 7/15/24, Callable 6/15/24 @ 100 (a)	500,000	505,685
4.30%, 7/15/29, Callable 4/15/29 @ 100 (a)	500,000	510,445
		8,385,583
Total Corporate Bonds (Cost $155,540,480)		165,349,666
Municipal Bonds (1.2%)
California (0.2%):
San Jose Redevelopment Agency Successor Agency, Series A-T, 3.13%, 8/1/28, Continuously Callable @ 100	500,000	536,035
Connecticut (0.2%):
State of Connecticut, GO, Series A, 3.43%, 4/15/28	500,000	545,855
Illinois (0.2%):
Illinois Finance Authority, Revenue, 3.55%, 8/15/29	500,000	540,145
Kentucky (0.2%):
Kentucky Economic Development Finance Authority, Revenue, 3.82%, 12/1/27, AGM	500,000	543,885
Oklahoma (0.1%):
Oklahoma Development Finance Authority, Revenue, Series C, 5.45%, 8/15/28	500,000	588,320
Pennsylvania (0.1%):
Commonwealth Financing Authority, Revenue, Series A, 3.63%, 6/1/29	500,000	555,305
Texas (0.2%):
Ector County Hospital District Revenue, Build America Bond, 6.80%, 9/15/25, Continuously Callable @ 100	500,000	511,775
Total Municipal Bonds (Cost $3,499,784)		3,821,320

See notes to financial statements.

24

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Principal Amount	Value
U.S. Government Agency Mortgages (11.1%)
Federal Home Loan Mortgage Corporation Series K028, Class A2, 3.11%, 2/25/23	$1,000,000	$1,039,333
Series KIR3, Class A2, 3.28%, 8/25/27	1,500,000	1,636,843
Series K085, Class A2, 4.06%, 10/25/28	500,000	580,847
Series K095, Class A2, 2.79%, 6/25/29	1,000,000	1,066,633
Series K096, Class A2, 2.52%, 7/25/29	1,000,000	1,044,099
3.00%, 2/1/33	485,398	498,704
4.00%, 8/1/44 – 5/1/46	2,047,621	2,159,714
3.50%, 6/1/46 – 7/1/47	3,383,041	3,511,176
		11,537,349
Federal National Mortgage Association Series M4, Class A2, 3.14%, 3/25/28	500,000	537,647
Series 2019-M1, Class A2, 3.67%, 9/25/28	750,000	840,641
Series 2019-M12, Class A2, 2.89%, 5/25/29	1,000,000	1,069,264
4.00%, 12/1/41 – 4/1/44	492,270	524,130
3.50%, 9/1/45 – 7/1/47	5,764,949	5,989,288
4.50%, 8/1/47	56,458	59,899
		9,020,869
Federal National Mortgage Corporation Series K059, Class A2, 3.12%, 9/25/26	1,000,000	1,076,600
Series K069, Class A2, 3.19%, 9/25/27	86,000	93,268
Series K071, Class A2, 3.29%, 11/25/27	500,000	546,438
Series K075, Class A2, 3.65%, 2/25/28	500,000	559,796
Series K083, Class A2, 4.05%, 9/25/28	250,000	290,359
Series K087, Class A2, 3.77%, 12/25/28	500,000	570,437
Series K091, Class A2, 3.51%, 3/25/29	1,250,000	1,401,093
Series 4818, Class VD, 4.00%, 6/15/29 – 7/1/42	3,170,856	3,308,546
Series K094, Class A2, 2.90%, 6/25/29	1,000,000	1,074,849
Series K159, Class A2, 3.95%, 11/25/30	500,000	586,711
3.00%, 3/1/31	272,695	280,931
Series K154, Class A3, 3.46%, 11/25/32	100,000	111,463
3.50%, 5/1/33 – 11/1/47	1,792,370	1,859,260
Series K-1510, Class A3, 3.79%, 1/25/34	1,000,000	1,166,461
Series K1511, Class A3, 3.54%, 3/25/34	250,000	285,300
Series K-1512, Class A3, 3.06%, 4/25/34	1,000,000	1,084,643
4.50%, 12/1/45	201,456	218,336
		14,514,491
Total U.S. Government Agency Mortgages (Cost $33,755,754)		35,072,709
U.S. Treasury Obligations (26.6%)
U.S. Treasury Bills, 1.84%, 1/2/20 (d)	1,100,000	1,093,134
U.S. Treasury Bonds 4.38%, 2/15/38	750,000	1,061,602
4.38%, 11/15/39	1,000,000	1,433,750
3.13%, 11/15/41	1,000,000	1,221,563
2.75%, 8/15/47	500,000	583,516
2.75%, 11/15/47	500,000	583,984

See notes to financial statements.

25

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Principal Amount	Value
3.00%, 2/15/48	$3,500,000	$4,284,765
3.38%, 11/15/48	2,012,000	2,642,951
2.88%, 5/15/49	3,000,000	3,610,312
U.S. Treasury Inflation Indexed Bonds, 0.88%, 1/15/29	500,000	549,216
U.S. Treasury Notes 2.75%, 11/30/20	250,000	253,203
2.25%, 2/15/21	195,000	196,714
2.38%, 3/15/21	2,000,000	2,022,734
2.38%, 4/15/21	3,850,000	3,896,620
1.63%, 6/30/21	1,000,000	1,001,211
1.75%, 7/31/21	1,000,000	1,004,141
2.75%, 8/15/21	1,700,000	1,739,246
2.88%, 11/15/21	3,630,000	3,736,914
2.50%, 1/15/22	712,000	728,743
1.50%, 1/31/22	1,000,000	1,000,703
1.88%, 1/31/22	1,000,000	1,009,141
2.50%, 2/15/22	2,000,000	2,049,219
1.88%, 2/28/22	1,700,000	1,716,602
2.25%, 4/15/22	2,000,000	2,040,313
1.50%, 8/15/22	1,000,000	1,001,953
2.00%, 10/31/22	400,000	406,906
2.00%, 4/30/24	24,550,000	25,192,519
2.75%, 2/28/25	850,000	909,234
3.00%, 9/30/25	300,000	327,000
1.50%, 8/15/26	2,000,000	2,005,938
2.00%, 11/15/26	2,700,000	2,800,406
2.25%, 8/15/27	1,000,000	1,058,125
2.25%, 11/15/27	1,700,000	1,800,672
2.75%, 2/15/28	2,000,000	2,200,000
2.88%, 8/15/28	630,000	702,155
3.13%, 11/15/28	1,000,000	1,138,438
2.63%, 2/15/29	1,000,000	1,097,969
3.50%, 2/15/39	2,770,000	3,546,898
Total U.S. Treasury Obligations (Cost $77,961,137)		83,648,510
Commercial Papers (1.9%)
CSLB Holdings, Inc., 2.82%, 9/4/19 (d)	1,300,000	1,299,593
Erac USA Finance LLC, 2.52%, 9/9/19 (d)	1,600,000	1,598,992
Southern Co. Gas Capital, 2.71%, 9/5/19 (d)	3,000,000	2,998,871
Total Commercial Papers (Cost $5,898,165)		5,897,456
Total Investments (Cost $289,329,520) — 97.5%		306,838,466
Other assets in excess of liabilities — 2.5%		8,017,698
NET ASSETS — 100.00%		$314,856,164

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of August 31, 2019, the fair value of these securities was $58,783,280 and amounted to 18.7% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of August 31, 2019.

See notes to financial statements.

26

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued August 31, 2019

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at August 31, 2019.

(d)  Rate represents the effective yield at August 31, 2019.

AGM — Assured Guaranty Municipal Corporation

bps — Basis points

GO — General Obligation

H15T5Y — 5 Year Treasury Constant Maturity Rate, rate disclosed as of August 31, 2019.

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

USSW5 — USD 5 Year Swap Rate, rate disclosed as of August 31, 2019.

LIBOR — London InterBank Offered Rate

  LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of August 31, 2019, based on the last reset date of the security.

  LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of August 31, 2019, based on the last reset date of the security.

See notes to financial statements.

27

Victory Portfolios II	Statements of Assets and Liabilities August 31, 2019
	VictoryShares USAA Core Short-Term Bond ETF	VictoryShares USAA Core Intermediate-Term Bond ETF
ASSETS:
Investments, at value (Cost $81,270,608 and $289,329,520)	$82,447,801	$306,838,466
Cash and cash equivalents	478,969	5,634,702
Interest and dividends receivable	625,633	2,485,194
Receivable for capital shares issued	2,534,058	—
Receivable for investments sold	500,000	—
Receivable from Adviser	1,193	—
Total Assets	86,587,654	314,958,362
LIABILITIES:
Payables:
Investments purchased	2,985,902	—
Accrued expenses and other payables:
Investment advisory fees	17,323	77,860
Administration fees	3,469	7,932
Custodian fees	1,699	3,655
Chief Compliance Officer fees	63	116
Other accrued expenses	5,903	12,635
Total Liabilities	3,014,359	102,198
NET ASSETS:
Capital	82,377,626	297,192,289
Total distributable earnings/(loss)	1,195,669	17,663,875
Net Assets	$83,573,295	$314,856,164
Shares Outstanding (unlimited shares authorized, no par value):	1,650,000	6,000,000
Net asset value:	$50.65	$52.48

See notes to financial statements.

28

Victory Portfolios II	Statements of Operations For the Year Ended August 31, 2019
	VictoryShares USAA Core Short-Term Bond ETF	VictoryShares USAA Core Intermediate-Term Bond ETF
Investment Income:
Interest	$2,199,481	$7,820,553
Total Income	2,199,481	7,820,553
Expenses:
Management fees	142,696	489,000
Administration and operating service fees	85,618	244,500
Investment advisory fees	34,456	149,893
Administration fees	11,308	32,659
Custodian fees	2,059	4,014
Servicing fees	683	683
Trustees' fees	1,892	4,986
Chief Compliance Officer fees	115	288
Legal and audit fees	2,828	6,317
Other expenses	2,535	6,163
Total Expenses	284,190	938,503
Management fee waiver	(28,539)	(81,500)
Expenses waived/reimbursed by Adviser	(7,765)	(17,737)
Net Expenses	247,886	839,266
Net Investment Income (Loss)	1,951,595	6,981,287
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	10,689	(87,276)
Net realized gains (losses) from futures contracts	—	(194)
Net change in unrealized appreciation/depreciation on investment securities	1,644,842	19,860,520
Net change in unrealized appreciation/depreciation on futures contracts	—	1,401
Net realized/unrealized gains (losses) on investments	1,655,531	19,774,451
Change in net assets resulting from operations	$3,607,126	$26,755,738

See notes to financial statements.

29

Victory Portfolios II	Statements of Changes in Net Assets
	VictoryShares USAA Core Short-Term Bond ETF		VictoryShares USAA Core Intermediate-Term Bond ETF
	Year Ended August 31, 2019	For the Period October 24, 2017(a) through August 31, 2018 (000's)	Year Ended August 31, 2019	For the Period October 24, 2017(a) through August 31, 2018 (000's)
From Investment Activities:
Operations:
Net investment income (loss)	$1,951,595	$849	$6,981,287	$2,672
Net realized gains (losses) from investments	10,689	(55)	(87,470)	(39)
Net change in unrealized appreciation/depreciation on investments	1,644,842	(468)	19,861,921	(2,353)
Change in net assets resulting from operations	3,607,126	326	26,755,738	280
Change in net assets resulting from distributions to shareholders (b)	(1,927,032)	(811)	(6,792,738)	(2,580)
Change in net assets resulting from capital transactions	20,020,825	62,357	144,189,678	153,003
Change in net assets	21,700,919	61,872	164,152,678	150,703
Net Assets:
Beginning of period	61,872,376	—	150,703,486	—
End of period	$83,573,295	$61,872	$314,856,164	$150,703
Capital Transactions:
Proceeds from shares issued	$20,020,825	$62,357 (c)	$144,189,678	$153,003 (c)
Change in net assets resulting from capital transactions	$20,020,825	$62,357	$144,189,678	$153,003
Share Transactions:
Issued	400,000	1,250	2,900,000	3,100
Change in Shares	400,000	1,250	2,900,000	3,100

(a)  Commencement of operations. Prior period is reported in thousands.

(b)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 8 in the Notes to Financial Statements).

(c)  Includes $97 thousand and $190 thousand of variable fees incurred for the VictoryShares USAA Core Short-Term Bond ETF and VictoryShares USAA Core Intermediate-Term Bond ETF, respectively.
See notes to financial statements.

30

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31

Victory Portfolios II	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
VictoryShares USAA Core Short-Term Bond ETF
Year Ended 08/31/19	$49.50	1.37	1.13	2.50	(1.35)	—
10/24/17 (d) through 08/31/18	$50.00	0.93	(0.59)	0.34	(0.84)	—
VictoryShares USAA Core Intermediate-Term Bond ETF
Year Ended 08/31/19	$48.61	1.62	3.81	5.43	(1.56)	—
10/24/17 (d) through 08/31/18	$49.93	1.29	(1.46)	(0.17)	(1.15)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Commencement of operations.

(e)  Excludes impact of in-kind transactions.

(f)  Portfolio turnover decreased significantly due to changes in the volume and timing of purchases and sales of portfolio holdings during the year.

See notes to financial statements.

32

Victory Portfolios II	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
VictoryShares USAA Core Short-Term Bond ETF
Year Ended 08/31/19	(1.35)	$50.65	5.11%	0.35%	2.75%	0.40%	$83,573	30%
10/24/17 (d) through 08/31/18	(0.84)	$49.50	0.70%	0.35%	2.21%	0.40%	$61,872	22%
VictoryShares USAA Core Intermediate-Term Bond ETF
Year Ended 08/31/19	(1.56)	$52.48	11.37%	0.39%	3.27%	0.44%	$314,856	3	%(f)
10/24/17 (d) through 08/31/18	(1.15)	$48.61	(0.33)%	0.40%	3.10%	0.45%	$150,703	10%

See notes to financial statements.

33

Victory Portfolios II	Notes to Financial Statements August 31, 2019

1. Organization:

Victory Portfolios II (the "Trust") was organized on April 11, 2012 as a Delaware statutory trust, as a successor to the "Compass EMP Funds Trust". The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is currently comprised of 26 funds, 24 of which are exchange-traded funds ("ETFs"), and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following two Funds (collectively, the "Funds" and individually, a "Fund"). These Funds have been newly formed for the purposes of completing the reorganizations ("Reorganizations") with the two corresponding series of USAA ETF Trust ("USAA Trust"), a registered investment company (each such series, a "USAA Fund" or a "Predecessor Fund"), as follows:

Predecessor Fund Name	Fund Legal Name	Fund Short Name
USAA Core Short-Term Bond ETF	VictoryShares USAA Core Short-Term Bond ETF	USAA Core Short-Term Bond ETF
USAA Core Intermediate-Term Bond ETF	VictoryShares USAA Core Intermediate-Term Bond ETF	USAA Core Intermediate-Term Bond ETF

On April 18, 2019, shareholders of the USAA ETF Trust voted to approve the Agreement and Plan of Reorganization (the "Agreement"), which provided for the Reorganization of the Predecessor Funds into the Funds.

The Funds commenced operation on July 1, 2019, upon the completion of the Reorganizations and each Fund is the accounting successor of its respective Predecessor Fund. The Funds assumed the performance, financial and other historical information of the Predecessor Funds. Information presented for periods prior to the date of these financial statements reflects, where applicable, the historical information of the Predecessor Funds.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser of the Predecessor Funds, announced that AMCO would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"), on July 1, 2019. Effective July 1, 2019, Victory Capital Management Inc.'s internal investment team, Victory Solutions, began managing the Fund's net assets.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

Shares of the Funds are listed and traded on NYSE Arca, Inc. ("Exchange"). The Funds will issue and redeem shares of a Fund ("Shares") at net asset value ("NAV") only in aggregations of 50,000 Shares (each a "Creation Unit"). The Funds will issue and redeem Creation Units principally in exchange for a basket of securities included in the respective Fund's Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a transaction fee. Shares will trade on the Exchange at market prices that may be below, at, or above NAV. Shares of a Fund may only be purchased or redeemed by certain financial institutions ("Authorized Participants"). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole

34

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. In addition, shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 105% of the market value of the missing Deposit Securities. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions.

Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transactional costs associated with the purchase of Creation Units.

A purchase (i.e., creation) transaction fee is imposed for the transfer and other transactional costs associated with the purchase of Creation Units. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units. Variable fees received by each Fund are displayed in the Capital Share Transaction section of the Statements of Changes in Net Assets as an increase to Capital.

The Transaction Fees for each Fund are listed below:

	Fee for In-Kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases and Redemptions*
USAA Core Short-Term Bond ETF	$100	2.00%
USAA Core Intermediate-Term Bond ETF	100	2.00%

*  As a percentage of the amount invested.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

35

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of August 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments:

	LEVEL 1	LEVEL 2	LEVEL 3	Total
USAA Core Short-Term Bond ETF
Asset Backed Securities	$—	$8,414,810	$—	$8,414,810
Collateralized Mortgage Obligations	—	3,025,988	—	3,025,988
Corporate Bonds	—	55,601,010	—	55,601,010
Municipal Bonds	—	9,521,642	—	9,521,642
U.S. Treasury Obligations	—	5,239,512	—	5,239,512
Commercial Papers	—	644,839	—	644,839
Total	—	82,447,801	—	82,447,801
USAA Core Intermediate-Term Bond ETF
Asset Backed Securities	—	8,560,233	—	8,560,233
Collateralized Mortgage Obligations	—	3,750,922	—	3,750,922
Senior Secured Loans	—	737,650	—	737,650
Corporate Bonds	—	165,349,666	—	165,349,666
Municipal Bonds	—	3,821,320	—	3,821,320
U.S. Government Agency Mortgages	—	35,072,709	—	35,072,709
U.S. Treasury Obligations	—	83,648,510	—	83,648,510
Commercial Papers	—	5,897,456	—	5,897,456
Total	—	306,838,466	—	306,838,466

For the year ended August 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities as collateral. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities and the segregated assets are identified in the Schedules of Portfolio Investments.

36

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage related and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Loans:

Floating rate loans in which a Fund invest are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of a Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See the note below regarding below investment grade securities.

A Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below Investment Grade Securities:

Certain Funds may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

37

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

Collateralized Loan Obligations ("CLOs"):

CLOs are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

Investment Companies:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposit with broker for futures contracts.

The Funds invested in futures contracts during the year but held no futures contract at year end. During the year ended the USAA Core Intermediate-Term Bond ETF entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Offsetting of Financial Assets and Derivatives Assets:

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a

38

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. The Funds did not hold any derivative assets as of August 31, 2019.

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended August 31, 2019.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk Exposure:
USAA Core Intermediate-Term Bond ETF	$(194)	$1,401

All open derivative positions at year end are reflected in each respective Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to each Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received by the Fund. These amounts, if received, are included in Interest Income in the Statements of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

Prior to the Reorganizations on July 1, 2019, the Predecessor Funds had entered into a securities lending agreement with Citibank, N.A. ("Citibank" or the "Agent"), which was terminated as a result of the Reorganizations. Effective July 1, 2019, the Trust has entered into an amended Master Securities Lending Agreement ("MSLA") with Citibank. Under the terms of the current MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee

39

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The Funds had no securities on loan during the year ended August 31, 2019.

Distributions to Shareholders:

Each Fund intends to declare and distribute any net investment income monthly. Each Fund distributes any net realized long or short-term capital gains at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification,), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of August 31, 2019, there are no reclassification adjustments (inclusive of in-kind redemptions as applicable) incurred by the Funds on the Statements of Assets and Liabilities as a result of permanent book-to-tax differences.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of August 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest ask price. For the

40

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

year ended August 31, 2019, the Funds engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
USAA Core Intermediate-Term Bond ETF	$3,455,105	$—	$—

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition), purchases and sales of U.S. Government Securities, and purchases and sales of in-kind transactions for the fiscal year ended August 31, 2019 were as follows. Any realized gains or losses from in-kind redemptions are reflected on the Statements of Operations as Net realized gains (losses) from in-kind redemptions.

	Excluding U.S. Government Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
USAA Core Short-Term Bond ETF	$37,147,359	$16,062,281	$230,273	$3,601,980
USAA Core Intermediate-Term Bond ETF	83,956,947	4,408,433	53,313,611	2,721,746

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1. 2019, investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below and amounts incurred during the period from July 1, 2019 to August 31, 2019 are reflected as Investment advisory fees on the Statements of Operations.

Adviser Fee Rate
USAA Core Short-Term Bond ETF	0.25%
USAA Core Intermediate-Term Bond ETF	0.30%

Prior to the Transaction on July 1, 2019, AMCO had provided investment management services to the Predecessor Funds pursuant to an Advisory Agreement. Under this agreement, which was in effect through June 30, 2019, AMCO was responsible for managing the business and affairs of the Predecessor Funds, and for directly managing day-to-day investment of each Predecessor Fund's assets, subject to the authority of and supervision by the Board of Trustees.

The investment management fees for the Predecessor Funds were comprised of a base fee which were accrued daily and paid monthly at an annualized rate of each Predecessor Fund's average net assets. AMCO had contractually agreed to waive a portion of its management fees in an amount equal to 0.05% of the average net assets of each Predecessor Fund through October 15, 2018, and the waiver could not be terminated or reduced without approval of the Funds' Board during that term. Effective October 15, 2018, AMCO had contractually agreed to extend the contractual waiver on a portion of each Predecessor Fund's management fees in an amount equal to 0.05% of the average net assets of each Predecessor Fund through December 31, 2019, which had terminated on July 1, 2019. These management fees waived are not available to be recouped at a future time. Amounts incurred during the period September 1, 2018 through June 30, 2019 are reflected as Management fees and

41

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

Management fee waiver on the Statements of Operations. The annual rate of management fees incurred for the period September 1, 2018 through June 30, 2019 were as follows:

Annual Rate
USAA Core Short-Term Bond ETF	0.25%
USAA Core Intermediate-Term Bond ETF	0.30%

Administration and Operating Service Fees:

Effective July 1, 2019, VCM serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, USAA Mutual Funds Trust, Victory Variable Insurance Funds, and Victory Portfolios (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred during the period from July 1, 2019 to August 31, 2019 are reflected as Administration fees on the Statements of Operations.

Prior to July 1, 2019, AMCO served as the Predecessor Funds' administrator and State Street Bank and Trust Company served as the Predecessor Funds' sub-administrator, transfer agent and custodian.

Prior to July 1, 2019, AMCO provided certain administration and operating services for the Predecessor Funds and received a fee accrued daily and paid monthly at an annualized rate of the Predecessor Funds' average net assets. AMCO paid all operating expenses of the Predecessor Funds, excluding distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses. Amounts incurred during the period September 1, 2018 through June 30, 2019 are reflected as Administration and operating service fees on the Statements of Operations. The annual rate of administration and operating service fees incurred for the period September 1, 2018 through June 30, 2019 were as follows:

Annual Rate
USAA Core Short-Term Bond ETF	0.15%
USAA Core Intermediate-Term Bond ETF	0.15%

Distribution and Service 12b-1 Fees:

Prior to the Transaction on July 1, 2019, the Funds adopted a plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Funds may, but did not pay fees to USAA Investment Management Company ("IMCO"), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Funds available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of each Fund's average net assets. For the period September 1, 2018 through June 30, 2019, the Funds did not incur any distribution and service (12b-1) fees.

Effective July 1, 2019, Foreside Fund Services, LLC ("Foreside") serves as the Funds' distributor. Effective July 1, 2019, the Funds adopted a plan pursuant to Rule 12b-1. No fees are currently paid by the Funds under the plan, and there are no current plans to impose such fees.

Other Related Parties Fees:

Effective July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2019, Citibank also serves as the Funds' Transfer Agent.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. Effective July 1, 2019, the Funds (as part of the Trust) have entered into

42

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

an CCO Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Victory Funds Complex, in the aggregate, compensates the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Effective July 1, 2019, the Adviser has entered into expense limitation agreements with the Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain Funds in any fiscal year exceed the expense limit for such Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits (excluding voluntary waivers).

Expense limits in effect from July 1, 2019 to August 31, 2019 are as follows:

USAA Core Short-Term Bond ETF	0.35%
USAA Core Intermediate-Term Bond ETF	0.40%

Under this expense limitation agreement, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the period of July 1, 2019 to August 31, 2019, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser". As of August 31, 2019, the following amounts are available to be repaid to the Adviser:

Expires 8/31/22
USAA Core Short-Term Bond ETF	$2,875

The Adviser voluntarily waived the following administration fees during the period of July 1, 2019 to August 31, 2019, in order to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time.

USAA Core Short-Term Bond ETF	$4,890
USAA Core Intermediate-Term Bond ETF	17,737

Effective July 1, 2019, certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant and Legal Counsel.

Prior to July 1, 2019, certain trustees and officers of the Funds were also directors, officers, and/or employees of AMCO. None of the affiliated trustees or Funds' officers received any compensation from the Funds.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds

43

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

The Funds will be subject to credit and interest rate risk with respect to fixed income securities. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rates may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuers' credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

6. Line of Credit:

Prior to July 1, 2019, the Predecessor Funds participated, along with other funds of the USAA Mutual Funds Trust (collectively the "USAA Trusts") in a line of credit agreement with USAA Capital Corporation ("CAPCO"), in a joint, short-term, revolving, committed loan agreement of $500 million with CAPCO, an affiliate of AMCO. The purpose of the agreement was to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the USAA Trusts), the Predecessor Funds may have borrowed from CAPCO an amount up to 5% of each Predecessor Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points. The USAA Trusts were also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. The facility fees were allocated among the funds of the USAA Trusts based on their respective average daily net assets for the period.

The USAA Trusts were permitted an optional increase upon request of the committed loan agreement from $500 million up to $750 million. If the USAA Trusts increased the committed loan agreement, the assessed facility fee on the amount of the additional commitment would be 15.0 basis points. The line of credit agreement with CAPCO was terminated on June 30, 2019 as a result of the Transaction. During the period September 1, 2018 through June 30, 2019, AMCO, on behalf of the Predecessor Funds, paid CAPCO facility fees of $10,029. The Predecessor Funds had no borrowings under this agreement during the period September 1, 2018 through June 30, 2019.

Effective July 1, 2019, the Funds are now included under and participate in a short-term, demand note "Line of Credit" agreement with Citibank. This agreement has a termination date of June 29, 2020. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Effective with the Line of Credit agreement terms on July 1, 2019, Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Funds during the period is presented on the Statements of Operations under line of credit fees.

The Funds had no borrowings under either agreement during the year ended August 31, 2019.

44

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended August 31, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
USAA Core Short-Term Bond ETF	$1,927,032	$—	$1,927,032	$—	$1,927,032
USAA Core Intermediate-Term Bond ETF	6,792,738	—	6,792,738	—	6,792,738
	Period Ended August 31, 2018 (amounts in 000's)
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
USAA Core Short-Term Bond ETF	$811	$—	$811	$—	$811
USAA Core Intermediate-Term Bond ETF	2,580	—	2,580	—	2,580

As of August 31, 2019, the components of distributable earnings/accumulated deficit on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
USAA Core Short-Term Bond ETF	$62,664	$—	$62,664	$(44,188)	$1,177,193	$1,195,669
USAA Core Intermediate-Term Bond ETF	280,798	—	280,798	(102,077)	17,485,154	17,663,875

**  The difference between the book-basis and tax-basis of unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended August 31, 2019, the following Funds had net capital loss carry-forwards (no expiration) not limited as a result of changes in Fund ownership during the year and in prior years as summarized in the tables below.

	Short-Term Amount	Long-Term Amount	Total
USAA Core Short-Term Bond ETF	$31,749	$12,439	$44,188
USAA Core Intermediate-Term Bond ETF	—	102,077	102,077

At August 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
USAA Core Short-Term Bond ETF	$81,270,608	$1,202,641	$(25,448)	$1,177,193
USAA Core Intermediate-Term Bond ETF	289,353,312	18,112,638	(627,484)	17,485,154

45

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

8. Recent Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Funds' financial statements.

In August 2018, FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of August 31, 2019.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Funds' adoption of these amendments, effective with the financial statements prepared as of August 31, 2019 had no effect on the Funds' net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the August 31, 2018 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions of each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended August 31, 2018 from net investment income and net realized gains in the Funds were as follows (amounts in thousands).

	USAA Core Short-Term Bond ETF	USAA Core Intermediate-Term Bond ETF
Accumulated Net investment Income (Loss):	$38	$92
Distributions to Shareholders:
From net investment income:	(811)	(2,580)
From net Realized Gains:	—	—

9. Subsequent Events:

The Board approved a change in fiscal year end from August 31 to June 30. This change in fiscal year end is effective September 1, 2019.

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no additional subsequent events to report that would have a material impact on the Funds' financial statements.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of VictoryShares USAA Core Short-Term Bond ETF and VictoryShares USAA Core Intermediate-Term Bond ETF (the "Funds"), each a series of Victory Portfolios II, as of August 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial statements and financial highlights for the period ended August 31, 2018, were audited by other auditors whose report dated October 25, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 28, 2019

47

Victory Portfolios II	Supplemental Information August 31, 2019

  (Unaudited)

Shareholder Voting Results:

A Special Meeting ("Meeting") of Shareholders of USAA ETF Trust was held on April 18, 2019. The Meeting was held for the following purpose: to approve the Agreement and Plan of Reorganization (the "Agreement") by and among USAA ETF Trust, on behalf of each of the funds indicated below as an "Acquired Fund," Victory Portfolios II, on behalf of each corresponding fund indicated below as an "Acquiring Fund," AMCO, and Victory Capital.

Acquired Fund	Acquiring Fund
USAA Core Short-Term Bond ETF	VictoryShares USAA Core Short-Term Bond ETF
USAA Core Intermediate-Term Bond ETF	VictoryShares USAA Core Intermediate-Term Bond ETF

The results of the voting on the above matter was as follows:

	Votes For	Votes Against	Votes Abstain
USAA Core Short-Term Bond ETF	1,273,518	1,657	1,542
USAA Core Intermediate-Term Bond ETF	3,875,696	3,305	3,285

Change in Independent Registered Public Accounting Firm:

On July 3, 2019, Ernst & Young, LLP ("EY") resigned as the independent registered public accounting firm of the USAA ETF Trust as a result of the Reorganizations that occurred on July 1, 2019. EY's report on the financial statements of the USAA ETF Trust for the fiscal period ended August 31, 2018, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the USAA ETF Trust's most recent fiscal years and through July 3, 2019, there were no (1) disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY's satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) "reportable events," as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Cohen & Company, Ltd ("Cohen") is the independent registered public accounting firm of the Funds for the fiscal year ended August 31, 2019. Cohen, located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for other Victory Funds.

48

Victory Portfolios II	Supplemental Information — continued August 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 26 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds and 42 portfolios in Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios II, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	May 2015	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 72	Vice Chair and Trustee	May 2015	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	May 2015	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

49

Victory Portfolios II	Supplemental Information — continued August 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	May 2015	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	May 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	May 2015	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	May 2015	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2015	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling 800-539-3863.

50

Victory Portfolios II	Supplemental Information — continued August 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	May 2015	Director of Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	May 2015	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	May 2015	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	December 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer*	May 2015	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	May 2015	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 5, 2017, Mr. Ponte resigned as Treasurer and accepted the position of Assistant Treasurer of the Trust.

51

Victory Portfolios II	Supplemental Information — continued August 31, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 through August 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/19	Actual Ending Account Value 8/31/19	Hypothetical Ending Account Value 8/31/19	Actual Expenses Paid During Period 3/1/19- 8/31/19*	Hypothetical Expenses Paid During Period 3/1/19- 8/31/19*	Annualized Expense Ratio During Period 3/1/19- 8/31/19
USAA Core Short-Term Bond ETF	$1,000.00	$1,031.40	$1,023.44	$1.79	$1.79	0.35%
USAA Core Intermediate- Term Bond ETF	1,000.00	1,091.70	1,023.24	2.06	1.99	0.39

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

52

Victory Portfolios II	Supplemental Information — continued August 31, 2019

  (Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement

In anticipation of the reorganization of each of the USAA Core Short-Term Bond ETF and USAA Core Intermediate-Term Bond ETF managed by USAA Asset Management Company ("AMCO," and each fund managed by AMCO, a "USAA ETF") into two comparable funds (each a "Fund") to be managed by a new, combined Victory Capital Management Inc. ("Victory Capital")/AMCO organization (the "Adviser") upon the completion of the acquisition of AMCO by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment advisory agreement with the Adviser, on behalf of each Fund (the "Agreement"), at a meeting, which was called for that purpose, on February 26, 2019.

In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information about the Adviser obtained throughout the year and was advised by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to each USAA ETF that would continue into the comparable Fund. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of the USAA ETFs, taking into consideration any distribution or shareholder servicing fees and the pro forma expense ratio of each comparable Fund;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The anticipated pro forma profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other indirect benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser as a combined organization;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and the Adviser.

The Board reviewed each Fund's proposed management fee, comprised of the advisory fee plus the administrative services fee to be paid to the Adviser, in the context of the Adviser's profitability of each Fund individually. In addition, the Board compared each Fund's proposed gross management fees and anticipated total operating expense ratio on a net and gross basis, taking into consideration any anticipated distribution or shareholder servicing fees, with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant. The Board reviewed the factors and methodology used by the independent consultant in the selection of each Fund's peer group, including the independent consultant's selection of a broad universe of funds using the standard retail Morningstar categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which the investment adviser shares economies of scale as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

53

Victory Portfolios II	Supplemental Information — continued August 31, 2019

  (Unaudited)

The Board found that the proposed gross annual management fee to be paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's anticipated net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the proposed investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the expected costs of these services, the anticipated profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

54

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-376-7890

VS-BOND-ETF-AR (8/19)

August 31, 2019

Annual Report

VictoryShares USAA MSCI USA Value Momentum ETF

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF

VictoryShares USAA MSCI International Value Momentum ETF

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the VictoryShares' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictorySharesLiterature.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications electronically sooner than January 1, 2021 by notifying your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all VictoryShares you hold through your financial intermediary.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios II

Table of Contents

Shareholder Letter (unaudited)	3
Fund Review and Commentary (unaudited)	4
Financial Statements
Victory Portfolios II Exchange Traded Funds
VictoryShares USAA MSCI USA Value Momentum ETF
Schedule of Portfolio Investments	12
Statements of Assets and Liabilities	56
Statements of Operations	58
Statements of Changes in Net Assets	60
Financial Highlights	62
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
Schedule of Portfolio Investments	18
Statements of Assets and Liabilities	56
Statements of Operations	58
Statements of Changes in Net Assets	60
Financial Highlights	62
VictoryShares USAA MSCI International Value Momentum ETF
Schedule of Portfolio Investments	30
Statements of Assets and Liabilities	57
Statements of Operations	59
Statements of Changes in Net Assets	61
Financial Highlights	64
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
Schedule of Portfolio Investments	44
Statements of Assets and Liabilities	57
Statements of Operations	59
Statements of Changes in Net Assets	61
Financial Highlights	64
Notes to Financial Statements	66
Report of Independent Registered Public Accounting Firm	83
Supplemental Information (unaudited)
Trustee and Officer Information	85
Proxy Voting and Portfolio Holdings Information	88
Expense Examples	88
Additional Federal Income Tax Information	90
Advisory Contract Approval	91
Privacy Policy (inside back cover)

The VictoryShares are distributed by Foreside Fund Services, LLC. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the VictoryShares.

For additional information about any VictoryShares, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 866-376-7890. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the ETFs, markets or securities mentioned herein should not be considered to be indicative of future results.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Funds, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Funds.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

866-376-7890

Visit our website at:

www.vcm.com

Shareholder Letter

Dear Shareholder,

The bull market in U.S. equities may have stumbled, but it might not be finished running just yet. The past year saw several periods of tumult and elevated volatility, including steep drawdowns late in 2018, in the spring of 2019, and more recently in early August. The culprits for the turbulence have been the usual suspects — concerns about future global growth rates, troubling geopolitical news, and uncertainties regarding U.S. trade policies. For the prior 12 month period the S&P 500 Index1 increased 2.92%.

The relatively bumpy performance of domestic stocks was evident across the capitalization spectrum and various sectors of the economy. But despite the sometimes-dire headlines and concerns about the waning impact of fiscal stimulus, the market's performance seemingly illustrates resilience and some inherent underlying strength in the U.S. economy and labor markets.

The volatility has not been relegated exclusively to the stock market. Against the backdrop of rapidly falling equities in the fourth quarter of last year, the Federal Open Market Committee (FOMC) made its famous "pivot" and abruptly changed course from a tightening bias to a more accommodative policy. Naturally, this helped stocks reverse their momentary swoon, and the FOMC made good on its promise to cut interest rates at the end of July 2019. This was the first rate cut since the 2008-2009 global financial crisis (and subsequently, the FOMC cut rates again in September after the close of this reporting cycle).

The shifting fixed income environment is exemplified by compression in the 10-Year U.S. Treasury yield, which ended August at 1.5%, a significant decline of 136 basis points over the course of the prior 12 months. Even more significant, perhaps, has been an inversion in parts of the yield curve, whereby shorter-term yields have become greater than long-term yields. This infrequent inversion is often — but not always — a troubling harbinger for the economy.

Certainly, there are ample concerns regarding global growth and ongoing trade disputes, but these worries are being actively countered by the policies of the Federal Reserve and other major global central banks. Moreover, it's important to reflect on the actual economic data and not focus on sentiment alone. According to the most recent figures available from the U.S. Department of Commerce, the U.S. economy grew at an estimated annualized rate of 2.0% during the second-quarter of 2019. Consumer spending metrics have been strong and job growth also continues unabated. All this has offset concerns regarding a slow-down in manufacturing.

Nevertheless, the current economic expansion is more than a decade old, and it's critical for investors to keep perspective that the bull cannot run forever. Investing is not without risks, and there are cross-currents that need to be monitored. Investors may wish to take this opportunity to revisit their allocations and risk tolerance.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to continue helping you meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

Investing involves market risk, including the potential loss of principal. Past performance does not guarantee future performance results.

VictoryShares

VictoryShares USAA MSCI USA Value Momentum ETF

Portfolio Review
August 31, 2019 (Unaudited)

Portfolio Holdings

As a Percentage of Total Investments

U.S. equities posted mixed results for the year ended August 31, 2019, with the S&P 500 and Nasdaq 100 Indexes clinging to modest single-digit gains of 2.92% and 1.60%, respectively, while the Russell 2000 Index fell 12.92% over the period. The bull market, which started after the 2008-2009 financial crisis, faced a number of geopolitical and economic headwinds in the form of a US-China trade war and slowing global growth. U.S. stock prices declined during the last quarter of 2018 as President Trump continued to levy tariffs against imported Chinese goods. The declining trend reversed by the start of 2019 as talks between the two countries progressed in a positive direction. By the end of August, the S&P 500 Index was up 18.34% compared to the start of the calendar year. Despite gains in the stock market, the U.S. economic expansion seems to have slowed in 2019 with real GDP growth reported at a 2.57% annual rate during the first half of 2019, compared to 3.03% in the first half of 2018. The growth in consumer spending remained strong but concerns over declining business investments have surfaced. In light of the perceived slowdown, the U.S. Federal Reserve Bank (the "Fed") cut its interest rate by 0.25% during the July meeting, and it signaled a willingness to continue to accommodate the ongoing bull market through further monetary easing if necessary. Inflation remained below the Fed's targeted 2.00% annual rate. The U.S. bond market cautioned investors of a potential recession ahead when the yield curve inverted in August for the first time since the financial crisis. Long-term U.S. treasury rates remain near their all-time lows but continue to attract investors when compared against other countries, some of which are yielding negative rates. As concerns grew over slowing global growth, precious metals became a safe haven for investors. Gold spot price, as measured by the London Bullion Market Association's index, increased by 27.11% over the period.

During the reporting period, VictoryShares USAA MSCI USA Value Momentum ETF (the "Fund") returned -4.79% based on net asset value ("NAV") and -4.84% based on market price. The Fund's underlying index, the MSCI USA Select Value Momentum Blend Index (the "Index"), returned -4.59% over the same period. The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund, which provides exposure to U.S. large- and mid-cap stocks with value and momentum characteristics, generated negative absolute returns during the reporting period driven by double-digit declines in the energy, consumer discretionary and materials sectors. The real estate, utilities and communication services sectors fared best by contributing positive total returns over the reporting period. On an individual security level, the Fund's largest detractors were holdings in PG&E Corporation, Marathon Petroleum Corporation and DXC Technology Co. The biggest positive contributors were holdings in Ball Corporation, Tyson Foods Inc., and Starbucks Corporation. The portfolio's cash position resulted in a minor drag relative to the Index.

VictoryShares

VictoryShares USAA MSCI USA Value Momentum ETF (continued)

Average Annual Return

Year Ended August 31, 2019

	VictoryShares USAA MSCI USA Value Momentum ETF	VictoryShares USAA MSCI USA Value Momentum ETF
INCEPTION DATE	10/24/17	10/24/17
	Net Asset Value	Market Price Value	MSCI USA Select Value Momentum Blend Index	MSCI USA Index
One Year	–4.79%	–4.84%	–4.59%	2.78%
Three Year	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	1.63%	1.63%	N/A	N/A

Expense Ratios

Gross	0.23%
With Applicable Waivers	0.20%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated July 1, 2019. Additional information pertaining to the Fund's expense ratios as of August 31, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through June 30, 2021.

Comparison of the Change in Value of a $10,000 Investment

1The MSCI USA Select Value Momentum Blend Index is based on MSCI USA Index, its parent index, which includes large and mid-cap stocks in the US equity market. The index is designed to represent the performance of a strategy that seeks higher exposure to value and momentum factors within the parent index while also maintaining moderate Index turnover and lower realized volatility than traditional cap weighted indexes. It is not possible to invest directly in an index.

2The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the US market. With 637 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is not guarantee of future results.

VictoryShares

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF

Portfolio Review
August 31, 2019 (Unaudited)

Portfolio Holdings

As a Percentage of Total Investments

U.S. equities posted mixed results for the year ended August 31, 2019, with the S&P 500 and Nasdaq 100 Indexes clinging to modest single-digit gains of 2.92% and 1.60% respectively, while the Russell 2000 Index fell 12.92% over the period. The bull market, which started after the 2008-2009 financial crisis, faced a number of geopolitical and economic headwinds in the form of a US-China trade war and slowing global growth. U.S. stock prices declined during the last quarter of 2018 as President Trump continued to levy tariffs against imported Chinese goods. The declining trend reversed by the start of 2019 as talks between the two countries progressed in a positive direction. By the end of August, the S&P 500 Index was up 18.34% compared to the start of the calendar year. Despite gains in the stock market, the U.S. economic expansion seems to have slowed in 2019 with real GDP growth reported at a 2.57% annual rate during the first half of 2019, compared to 3.03% in the first half of 2018. The growth in consumer spending remained strong but concerns over declining business investments have surfaced. In light of the perceived slowdown, the U.S. Federal Reserve Bank ("the Fed") cut its interest rate by 0.25% during the July meeting, and it signaled a willingness to continue to accommodate the ongoing bull market through further monetary easing if necessary. Inflation remained below the Fed's targeted 2.00% annual rate. The U.S. bond market cautioned investors of a potential recession ahead when the yield curve inverted in August for the first time since the financial crisis. Long-term U.S. treasury rates remain near their all-time lows but continue to attract investors when compared against other countries, some of which are yielding negative rates. As concerns grew over slowing global growth, precious metals became a safe haven for investors. Gold spot price, as measured by the London Bullion Market Association's index, increased by 27.11% over the period.

During the reporting period, VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (the "Fund") returned -11.99% based on net asset value ("NAV") and -11.98% based on market price. The Fund's underlying index, the MSCI USA Small Cap Select Value Momentum Blend Index (the "Index") lost -11.81% over the same period. The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund, which provides exposure to U.S. small-cap stocks with value and momentum characteristics, generated negative absolute returns during the reporting period driven by double-digit declines in the energy, health care and consumer discretionary sectors. Utilities and real estate were the only sectors with positive total returns over the reporting period. On an individual security level, the Fund was most negatively impacted by holdings in United Natural Foods Inc., Mallinckrodt Plc and Inogen Inc. The biggest positive contributors were holdings in PS Business Parks Inc., Cable One Inc. and Trade Desk Inc. The portfolio's cash position resulted in a minor positive impact relative to the Index.

VictoryShares

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (continued)

Average Annual Return

Year Ended August 31, 2019

	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
INCEPTION DATE	10/24/17	10/24/17
	Net Asset Value	Market Price Value	MSCI USA Small Cap Select Value Momentum Blend Index	MSCI USA Small Cap Index
One Year	–11.99%	–11.98%	–11.81%	–8.20%
Three Year	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	0.56%	0.59%	N/A	N/A

Expense Ratios

Gross	0.24%
With Applicable Waivers	0.24%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated July 1, 2019. Additional information pertaining to the Fund's expense ratios as of August 31, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through June 30, 2021.

Comparison of the Change in Value of a $10,000 Investment

1The MSCI USA Small Cap Select Value Momentum Blend Index is based on a traditional market cap weighted parent index, MSCI USA Small Cap Index, which includes US small cap stocks. The index is designed to represent the performance of a strategy that seeks higher exposure to value and momentum factors within the parent index while also maintaining moderate Index turnover and lower realized volatility than traditional cap weighted indexes. It is not possible to invest directly in an index.

2The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the US equity market. With 1,791 constituents, the index represents approximately 14% of the free float-adjusted market capitalization in the US. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is not guarantee of future results.

VictoryShares

VictoryShares USAA MSCI International Value Momentum ETF

Portfolio Review
August 31, 2019 (Unaudited)

Portfolio Holdings

As a Percentage of Total Investments

Non-U.S. developed market equities, as represented by the MSCI EAFE Index, returned -2.65% for the year ended August 31, 2019, 19. The bull market, which started after the 2008-2009 financial crisis, faced a number of geopolitical and economic headwinds in the form of a US-China trade war and slowing global growth. Non-U.S. developed stock prices declined during the last quarter of 2018 at a time when U.S. President Donald Trump continued to levy tariffs against imported Chinese goods. The declining trend reversed by the start of 2019 as talks between the two countries progressed in a positive direction. By the end of August, the MSCI EAFE Index was up 10.21% compared to the start of 2019. Despite stock market gains in developed markets, the economic expansion seems to be slowing. The International Monetary Fund's July release of the World Economic Outlook (WEO) estimates GDP growth in Advanced Economies to be 1.90% in 2019 and 1.70% in 2020. In light of the perceived slowdown, central banks around the world have been evaluating the possibility of monetary easing despite some of them already having negative interest rates. For example, the 10-year German government bonds ("bunds") finished August at a negative rate of 0.70%. In addition to low rates across various developed economies, the U.S. bond market cautioned investors of a potential recession ahead when the yield curve inverted in August for the first time since the financial crisis. As concerns grew over slowing global growth, precious metals became a safe haven for investors. Gold spot price, as measured by the London Bullion Market Association's index, increased by 27.11% over the period.

During the reporting period, VictoryShares USAA MSCI International Value Momentum ETF (the "Fund") returned -7.70% based on net asset value and -7.53% based on market price. The Fund's underlying index, the MSCI World ex USA Select Value Momentum Blend Index (the "Index") declined by -7.45% over the same horizon. The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund, which provides exposure to equities in non-U.S. markets with value and momentum characteristics, generated negative absolute returns during the reporting period driven by double-digit declines in Japan, France and the United Kingdom. Switzerland and Sweden were the top two positively contributing countries. On an individual security level, the Fund was most negatively impacted by holdings in Teva Pharmaceutical Industries, J Sainsbury Plc and Wm Morrison Supermarkets Plc. The biggest positive contributors were holdings in Swiss Life Holding AG, Goodman Group and Fortescue Metals Group Ltd. The portfolio's cash position had a positive impact relative to the Index.

VictoryShares

VictoryShares USAA MSCI International Value Momentum ETF (continued)

Average Annual Return

Year Ended August 31, 2019

	VictoryShares USAA MSCI International Value Momentum ETF	VictoryShares USAA MSCI International Value Momentum ETF
INCEPTION DATE	10/24/17	10/24/17
	Net Asset Value	Market Price Value	MSCI World ex USA Select Value Momentum Blend Index	MSCI World ex USA (Net) Index
One Year	–7.70%	–7.53%	–7.45%	–2.90%
Three Year	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	–5.59%	–5.52%	N/A	N/A

Expense Ratios

Gross	0.51%
With Applicable Waivers	0.35%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated July 1, 2019. Additional information pertaining to the Fund's expense ratios as of August 31, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through June 30, 2021.

Comparison of the Change in Value of a $10,000 Investment

1The MSCI World ex USA Select Value Momentum Blend Index is based on MSCI World ex USA, its parent index, which includes large and mid-cap stocks across 22 of 23 Developed Markets (DM) countries, excluding the US. The index is designed to represent the performance of a strategy that seeks higher exposure to value and momentum factors within the parent index while also maintaining moderate Index turnover and lower realized volatility than traditional cap weighted indexes. It is not possible to invest directly in an index.

2The MSCI World ex USA (Net) Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,013 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is not guarantee of future results.

VictoryShares

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF

Portfolio Review
August 31, 2019 (Unaudited)

Portfolio Holdings

As a Percentage of Total Investments

Emerging market equities, as represented by the MSCI Emerging Markets Index, returned -4.01% for the year ended August 31, 2019. The bull market, which started after the 2008-2009 financial crisis, faced a number of geopolitical and economic headwinds in the form of a US-China trade war and slowing global growth. Emerging Market stocks declined during the last quarter of 2018 at a time when U.S. President Donald Trump continued to levy tariffs against imported Chinese goods. The declining trend reversed by the start of 2019 as talks between the two countries progressed in a positive direction. By the end of August, the MSCI Emerging Markets Index was up 4.15% compared to the start of the year. Although growth in developed economies is expected to slow, the International Monetary Fund's July release of the World Economic Outlook (WEO) estimates GDP growth in Emerging Market and Developing Economies to be 4.10% in 2019 and 4.70% in 2020. Despite growth prospects being better in emerging economies, concerns remain over political uncertainty as shown by countries like Venezuela where political struggles are causing disruptions. In addition to the political environment, another area of consideration for emerging markets is their high debt levels. A persistently strong U.S. dollar could make it difficult for emerging countries to service their debts. In light of global concerns, many central banks around the world have expressed a willingness for monetary easing to keep interest rates low but the tools at their disposal may be limited by already low and in some cases negative rates. The U.S. bond market recently cautioned investors of a potential recession ahead when the yield curve inverted in August for the first time since the financial crisis. As concerns over global growth and political tensions remain, precious metals have become a safe haven for investors. Gold spot price, as measured by the London Bullion Market Association's index, increased by 27.11% over the period.

During the reporting period, VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (the "Fund") returned -7.62% based on net asset value ("NAV") and -7.66% based on market price. The Fund's underlying index, the MSCI Emerging Markets Select Value Momentum Blend Index (the "Index") returned -6.98% over the same horizon. The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund, which provides exposure to equities in emerging markets with value and momentum characteristics, generated negative absolute returns during the reporting period driven by Korea, China and Taiwan. Among the countries with the top positive performance were Brazil, Russia and South Africa. On an individual security level, the Fund was most negatively impacted by holdings in E-MART Inc., United Microelectronics Corp. and Jiayuan International Group Ltd. The biggest positive contributors were holdings in JBS S.A., Yihai International Holding Ltd and Companhia Energetica de Minas Gerais. The portfolio's cash position had a positive impact relative to the Index.

VictoryShares

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (continued)

Average Annual Return

Year Ended August 31, 2019

	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
INCEPTION DATE	10/24/17	10/24/17
	Net Asset Value	Market Price Value	MSCI Emerging Markets Select Value Momentum Blend Index	MSCI Emerging Markets (Net) Index
One Year	–7.62%	–7.66%	–6.98%	–4.36%
Three Year	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	–8.35%	–8.18%	N/A	N/A

Expense Ratios

Gross	1.18%
With Applicable Waivers	0.45%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated July 1, 2019. Additional information pertaining to the Fund's expense ratios as of August 31, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through June 30, 2021.

Comparison of the Change in Value of a $10,000 Investment

1The MSCI Emerging Markets Select Value Momentum Blend Index is based on MSCI Emerging Markets index, its parent index, which includes large and mid-cap stocks across 24 Emerging Markets (EM) countries. The index is designed to represent the performance of a strategy that seeks higher exposure to value and momentum factors within the parent index while also maintaining moderate Index turnover and lower realized volatility than traditional cap weighted indexes. It is not possible to invest directly in an index.

2The MSCI Emerging Markets Index captures large and mid-cap representation across 26 Emerging Markets (EM) countries. With 1,202 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is not guarantee of future results.

Victory Portfolios II VictoryShares USAA MSCI USA Value Momentum ETF	Schedule of Portfolio Investments August 31, 2019
Security Description	Shares	Value
Common Stocks (99.4%)
Communication Services (5.8%):
Altice USA, Inc., Class A (a)	93,184	$2,691,154
AT&T, Inc.	103,652	3,654,769
CenturyLink, Inc.	172,439	1,962,356
Comcast Corp., Class A	78,406	3,470,250
Discovery Communications, Inc., Class A (a)	72,622	2,004,367
Live Nation Entertainment, Inc. (a)	40,821	2,837,468
Sprint Corp. (a)	280,303	1,903,257
The Walt Disney Co.	26,519	3,639,998
T-Mobile US, Inc. (a)	19,491	1,521,273
Verizon Communications, Inc.	32,317	1,879,557
Viacom, Inc., Class B	75,129	1,876,722
		27,441,171
Consumer Discretionary (9.5%):
AutoZone, Inc. (a)	3,001	3,306,172
Best Buy Co., Inc.	31,218	1,987,026
BorgWarner, Inc.	37,852	1,235,111
Chipotle Mexican Grill, Inc. (a)	1,091	914,716
D.R. Horton, Inc.	34,971	1,730,015
Ford Motor Co.	305,449	2,800,968
Garmin Ltd.	19,025	1,551,869
General Motors Co., Class C	71,204	2,640,956
Kohl's Corp.	34,950	1,651,737
Lear Corp.	21,770	2,443,900
Lennar Corp., Class A	54,162	2,762,262
Macy's, Inc.	90,452	1,335,072
Norwegian Cruise Line Holdings Ltd. (a)	45,284	2,298,163
NVR, Inc. (a)	417	1,500,783
PulteGroup, Inc.	86,931	2,938,268
Ralph Lauren Corp.	9,706	857,428
Roku, Inc. (a)	8,989	1,360,575
Royal Caribbean Cruises Ltd.	21,925	2,286,339
Starbucks Corp.	40,820	3,941,579
Target Corp.	14,157	1,515,365
The Gap, Inc.	42,332	668,422
Tractor Supply Co.	11,442	1,165,711
Whirlpool Corp.	9,385	1,305,360
		44,197,797
Consumer Staples (4.9%):
Church & Dwight Co., Inc.	22,894	1,826,483
Coty, Inc., Class A (b)	87,997	840,371
General Mills, Inc.	30,573	1,644,827
Molson Coors Brewing Co., Class B	48,004	2,465,485
Mondelez International, Inc., Class A	35,057	1,935,848
The Hershey Co.	12,540	1,987,339
The J.M. Smucker Co.	11,575	1,217,227
The Kroger Co.	88,320	2,091,417

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
The Procter & Gamble Co.	38,946	$4,682,478
Tyson Foods, Inc., Class A	34,661	3,224,860
Walgreens Boots Alliance, Inc.	27,319	1,398,460
		23,314,795
Energy (5.3%):
Baker Hughes, Inc.	49,791	1,079,967
Chevron Corp.	31,945	3,760,565
Cimarex Energy Co.	16,114	689,357
ConocoPhillips	21,290	1,110,912
Devon Energy Corp.	75,022	1,649,734
Diamondback Energy, Inc.	10,589	1,038,569
HollyFrontier Corp.	45,145	2,002,632
Kinder Morgan, Inc.	157,221	3,186,870
Marathon Oil Corp.	135,966	1,609,837
Parsley Energy, Inc., Class A (a)	100,571	1,801,227
Phillips 66	36,644	3,614,198
Plains GP Holdings LP, Class A	54,247	1,189,094
Valero Energy Corp.	32,386	2,438,018
		25,170,980
Financials (15.9%):
Alleghany Corp. (a)	2,921	2,188,735
Ally Financial, Inc.	96,315	3,019,475
American International Group, Inc.	59,472	3,094,923
Arch Capital Group Ltd. (a)	110,598	4,368,621
Athene Holding Ltd., Class A (a)	76,449	2,970,808
AXA Equitable Holdings, Inc.	149,445	3,103,973
Bank of America Corp.	46,279	1,273,135
Brighthouse Financial, Inc. (a)	85,914	3,029,328
Capital One Financial Corp.	31,951	2,767,596
Chubb Ltd.	16,093	2,515,014
Cincinnati Financial Corp.	36,946	4,156,056
CIT Group, Inc.	63,973	2,724,610
Citigroup, Inc.	44,980	2,894,463
Citizens Financial Group, Inc.	76,835	2,592,413
Erie Indemnity Co., Class A	18,435	4,042,980
Jefferies Financial Group, Inc.	65,441	1,219,820
Lincoln National Corp.	42,565	2,250,837
MetLife, Inc.	58,342	2,584,551
Morgan Stanley	30,659	1,272,042
MSCI, Inc.	7,128	1,672,443
Prudential Financial, Inc.	33,681	2,697,511
RenaissanceRe Holdings Ltd., ADR	21,458	3,874,242
Synchrony Financial	67,479	2,162,702
Unum Group	84,988	2,159,545
Voya Financial, Inc.	46,163	2,276,759
W.R. Berkley Corp.	69,452	4,948,454
Willis Towers Watson PLC	10,141	2,007,614
		73,868,650

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Health Care (12.6%):
Abbott Laboratories	43,057	$3,673,623
Allergan PLC	14,493	2,314,822
Anthem, Inc.	5,050	1,320,676
Cardinal Health, Inc.	26,077	1,124,701
Celgene Corp. (a)	20,592	1,993,306
Cerner Corp.	18,871	1,300,401
CVS Health Corp.	20,364	1,240,575
Danaher Corp.	27,541	3,913,301
Dentsply Sirona, Inc.	50,115	2,613,497
Eli Lilly & Co.	14,226	1,607,111
Gilead Sciences, Inc.	20,747	1,318,264
IQVIA Holdings, Inc. (a)	20,761	3,221,069
Jazz Pharmaceuticals PLC (a)	8,524	1,092,351
Laboratory Corp. of America Holdings (a)	9,670	1,620,305
McKesson Corp.	16,574	2,291,687
Medtronic PLC	18,530	1,999,202
Merck & Co., Inc.	43,524	3,763,521
Mettler-Toledo International, Inc. (a)	2,089	1,372,034
Mylan NV (a)	99,501	1,937,284
Steris PLC	25,551	3,945,074
Stryker Corp.	8,206	1,810,736
The Cooper Co., Inc.	4,727	1,464,188
Thermo Fisher Scientific, Inc.	12,706	3,647,385
Universal Health Services, Inc., Class B	21,569	3,118,446
Veeva Systems, Inc., Class A (a)	13,042	2,091,676
Zimmer Biomet Holdings, Inc.	9,981	1,389,355
Zoetis, Inc.	13,755	1,738,907
		58,923,497
Industrials (14.7%):
AMERCO, Inc.	8,585	3,018,657
American Airlines Group, Inc.	68,735	1,808,418
AMETEK, Inc.	20,892	1,795,250
CoStar Group, Inc. (a) (b)	2,314	1,422,809
CSX Corp.	17,186	1,151,806
Cummins, Inc.	19,010	2,837,623
Delta Air Lines, Inc.	48,010	2,777,859
Eaton Corp. PLC	21,740	1,754,853
HEICO Corp.	9,922	1,435,416
IHS Markit Ltd. (a)	31,260	2,050,969
Ingersoll-Rand PLC	29,130	3,527,352
Jacobs Engineering Group, Inc.	35,241	3,131,515
Johnson Controls International PLC	35,166	1,501,237
Kansas City Southern	13,723	1,726,353
Knight-Swift Transportation Holdings, Inc.	67,997	2,321,418
L3Harris Technologies, Inc.	7,530	1,591,917
ManpowerGroup, Inc.	28,416	2,322,724
Norfolk Southern Corp.	17,052	2,967,901
Owens Corning, Inc.	47,516	2,725,517
PACCAR, Inc.	44,186	2,896,834

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Republic Services, Inc., Class A	56,315	$5,026,113
Roper Technologies, Inc.	5,497	2,016,080
Southwest Airlines Co.	52,122	2,727,023
Spirit Aerosystems Holdings, Inc., Class A	16,089	1,296,773
Union Pacific Corp.	9,477	1,534,895
United Airlines Holdings, Inc. (a)	27,471	2,316,080
United Rentals, Inc. (a)	15,563	1,751,771
Verisk Analytics, Inc., Class A	13,938	2,251,545
Waste Management, Inc.	41,453	4,947,416
		68,634,124
Information Technology (12.9%):
Analog Devices, Inc.	14,314	1,572,107
Arrow Electronics, Inc. (a)	21,961	1,519,701
Broadcom, Inc.	8,189	2,314,539
Cadence Design Systems, Inc. (a)	42,073	2,881,159
CDW Corp.	13,385	1,545,968
Cisco Systems, Inc.	67,176	3,144,508
Dell Technologies, Inc., Class C (a)	44,616	2,299,062
DXC Technology Co.	56,039	1,861,616
EPAM Systems, Inc. (a)	7,386	1,413,163
Fidelity National Information Services, Inc.	16,411	2,235,506
Flextronics International Ltd. (a)	84,183	810,682
Global Payments, Inc.	10,437	1,732,333
Hewlett Packard Enterprises Co.	187,769	2,594,967
Intel Corp.	30,007	1,422,632
Juniper Networks, Inc.	60,650	1,404,654
Keysight Technologies, Inc. (a)	32,074	3,106,687
Lam Research Corp.	5,336	1,123,281
Leidos Holdings, Inc.	18,740	1,637,126
Mastercard, Inc., Class A	7,367	2,072,853
Microchip Technology, Inc.	14,994	1,294,432
Micron Technology, Inc. (a)	40,424	1,829,994
Motorola Solutions, Inc.	9,568	1,730,947
Okta, Inc. (a)	9,800	1,239,700
ON Semiconductor Corp. (a)	102,558	1,825,532
Paycom Software, Inc. (a)	4,225	1,056,757
Qorvo, Inc. (a)	29,478	2,105,614
QUALCOMM, Inc.	11,630	904,465
Seagate Technology PLC	21,356	1,072,285
Synopsys, Inc. (a)	13,216	1,874,161
Total System Services, Inc.	13,023	1,747,947
Twilio, Inc., Class A (a)	10,133	1,322,053
VMware, Inc., Class A	5,660	800,550
Western Digital Corp.	35,188	2,015,217
Xerox Holdings Corp.	74,949	2,172,772
Xilinx, Inc.	12,212	1,270,781
		60,955,751

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Materials (4.0%):
Air Products & Chemicals, Inc.	19,599	$4,427,806
Ball Corp.	49,562	3,985,280
Crown Holdings, Inc. (a)	24,798	1,632,700
Dow, Inc.	31,400	1,338,582
Nucor Corp.	21,986	1,076,874
Steel Dynamics, Inc.	74,767	2,018,709
The Mosaic Co.	99,072	1,821,934
WestRock Co.	72,570	2,480,443
		18,782,328
Real Estate (6.9%):
American Tower Corp.	18,727	4,310,768
CBRE Group, Inc., Class A (a)	59,452	3,107,556
Equinix, Inc.	3,192	1,775,646
Equity LifeStyle Properties, Inc.	35,272	4,751,843
Host Hotels & Resorts, Inc.	194,745	3,123,710
Jones Lang LaSalle, Inc.	19,075	2,557,004
Kimco Realty Corp.	73,300	1,347,254
National Retail Properties, Inc.	32,573	1,828,974
Public Storage	7,713	2,041,940
Realty Income Corp.	26,164	1,931,165
SBA Communications Corp.	6,164	1,617,619
Welltower, Inc.	42,629	3,817,853
		32,211,332
Utilities (6.9%):
AES Corp.	211,394	3,240,670
Ameren Corp.	29,587	2,282,637
American Electric Power Co., Inc.	27,687	2,523,670
CenterPoint Energy, Inc.	79,485	2,200,940
Edison International	21,282	1,538,050
Entergy Corp.	21,052	2,375,508
Exelon Corp.	95,113	4,495,040
OGE Energy Corp.	106,010	4,544,649
Pinnacle West Capital Corp.	23,682	2,257,131
The Southern Co.	41,968	2,445,056
Vistra Energy Corp.	176,991	4,415,925
		32,319,276
Total Common Stocks (Cost $456,107,114)		465,819,701
Total Investments (Cost $456,107,114) — 99.4%		465,819,701
Other assets in excess of liabilities — 0.6%		2,624,868
NET ASSETS — 100.00%		$468,444,569

(a)  Non-income producing security.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

ADR — American Depositary Receipt

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	13	9/20/19	$1,877,888	$1,901,120	$23,232
	Total unrealized appreciation				$23,232
	Total unrealized depreciation				—
	Total net unrealized appreciation(depreciation)				$23,232

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments August 31, 2019
Security Description	Shares	Value
Common Stocks (99.2%)
Communication Services (4.3%):
Bandwidth, Inc., Class A (a)	2,607	$227,304
Cable One, Inc.	327	424,322
Entercom Communications Corp., Class A	38,047	135,447
Entravision Communications Corp., Class A	59,304	181,470
Frontier Communications Corp. (a)	92,086	73,715
Gannett Co., Inc.	21,169	222,698
GCI Liberty, Inc., Class A (a)	2,272	141,409
Glu Mobile, Inc. (a)	8,884	39,445
Gray Television, Inc. (a)	10,997	168,254
Iridium Communications, Inc. (a)	8,071	195,157
Nexstar Broadcasting Group, Inc., Class A	2,362	233,578
Sinclair Broadcast Group, Inc., Class A	4,001	178,325
Tegna, Inc.	15,500	221,805
Telephone & Data Systems, Inc.	9,935	250,362
The E.W. Scripps Co., Class A	15,230	188,243
The Marcus Corp.	4,425	148,503
The New York Times Co.	8,467	247,236
Tribune Media Co., Class A	7,739	360,483
United States Cellular Corp. (a)	6,218	223,786
World Wrestling Entertainment, Inc., Class A	1,454	103,859
Zynga, Inc., Class A (a)	50,446	288,047
		4,253,448
Consumer Discretionary (9.8%):
1-800-Flowers.com, Inc., Class A (a)	6,219	91,543
Aaron's, Inc.	3,986	255,543
Abercrombie & Fitch Co., Class A	6,672	97,545
American Axle & Manufacturing Holdings, Inc. (a)	20,507	130,014
America's Car-Mart, Inc. (a)	2,257	193,605
Beazer Homes USA, Inc. (a)	16,647	208,587
Bed Bath & Beyond, Inc.	18,347	177,415
Boot Barn Holdings, Inc. (a)	2,285	78,261
Bright Horizons Family Solutions, Inc. (a)	1,351	222,983
Carvana Co. (a)	1,814	147,224
Century Communities, Inc. (a)	8,708	245,391
Core-Mark Holding Co., Inc.	5,086	164,736
Crocs, Inc. (a)	4,301	95,912
Dana, Inc.	7,548	96,086
Deckers Outdoor Corp. (a)	1,568	231,202
Dick's Sporting Goods, Inc.	6,365	216,665
Dillard's, Inc., Class A	2,895	169,415
Etsy, Inc. (a)	1,187	62,662
Express, Inc. (a)	56,099	118,930
Five Below, Inc. (a)	790	97,067
Foot Locker, Inc.	1,622	58,700
Fossil Group, Inc. (a)	9,338	119,526
Fox Factory Holding Corp. (a)	1,483	106,835
GameStop Corp., Class A	33,973	134,873

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Genesco, Inc. (a)	4,441	$158,455
Gentex Corp.	6,096	162,154
Graham Holdings Co., Class B	671	472,425
Group 1 Automotive, Inc.	2,877	214,969
Haverty Furniture Cos., Inc.	8,307	159,079
Helen of Troy Ltd. (a)	1,018	156,273
Hibbett Sports, Inc. (a)	9,400	155,476
International Speedway Corp., Class A	3,418	153,878
K12, Inc. (a)	6,684	176,123
KB Home	9,699	272,445
Lindblad Expeditions Holdings, Inc. (a)	8,923	166,503
Lithia Motors, Inc.	1,998	261,879
M/I Homes, Inc. (a)	9,212	332,922
MDC Holdings, Inc.	8,684	335,811
Meritage Homes Corp. (a)	4,723	308,601
Office Depot, Inc.	89,596	116,475
Party City Holdco, Inc. (a)	12,059	56,677
Planet Fitness, Inc., Class A (a)	1,617	114,176
Rent-A-Center, Inc. (a)	6,532	166,762
Seaworld Entertainment, Inc. (a)	6,673	193,584
Servicemaster Global Holdings, Inc. (a)	2,761	157,487
Shoe Carnival, Inc.	2,469	75,897
Signet Jewelers Ltd.	9,658	118,214
Skechers U.S.A., Inc., Class A (a)	2,539	80,385
Sonic Automotive, Inc., Class A	3,351	90,175
Strategic Education, Inc.	644	108,984
Taylor Morrison Home Corp., Class A (a)	6,554	156,378
Tempur Sealy International, Inc. (a)	1,219	94,009
The Buckle, Inc.	5,290	103,684
The Cato Corp., Class A	14,278	244,582
TopBuild Corp. (a)	2,791	258,502
Tower International, Inc.	2,398	74,170
Twin River Worldwide Holdings, Inc.	3,215	72,820
Vera Bradley, Inc. (a)	14,275	151,172
William Lyon Homes, Class A (a)	12,464	220,239
Wingstop, Inc.	1,194	119,603
Zumiez, Inc. (a)	7,532	195,681
		9,977,369
Consumer Staples (2.9%):
Casey's General Stores, Inc.	925	155,261
Coca-Cola Consolidated, Inc.	618	208,025
Darling Ingredients, Inc. (a)	7,524	139,946
elf Beauty, Inc. (a)	7,071	115,399
Freshpet, Inc. (a)	2,313	113,522
Ingles Markets, Inc., Class A	7,013	272,665
Pilgrim's Pride Corp. (a)	8,544	266,231
Post Holdings, Inc. (a)	1,625	161,996
Sanderson Farms, Inc.	957	143,186
SpartanNash Co.	12,469	134,291
The Simply Good Foods Co. (a)	10,033	297,278

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Tootsie Roll Industries, Inc.	5,663	$207,719
TreeHouse Foods, Inc. (a)	3,690	186,899
Turning Point Brands, Inc.	2,457	88,083
United Natural Foods, Inc. (a)	20,088	161,508
Universal Corp.	4,460	223,268
Weis Markets, Inc.	3,621	138,431
		3,013,708
Energy (2.6%):
Arch Coal, Inc., Class A	1,884	144,239
Bonanza Creek Energy, Inc. (a)	4,293	96,850
Clean Energy Fuels Corp. (a)	26,955	53,640
CONSOL Energy, Inc. (a)	2,753	46,140
CVR Energy, Inc.	3,701	147,226
Denbury Resources, Inc. (a)	80,957	87,434
Dril-Quip, Inc. (a)	2,170	99,495
EQT Corp.	5,456	55,488
Gulfport Energy Corp. (a)	35,823	85,975
Helix Energy Solutions Group, Inc. (a)	10,535	76,273
Highpoint Resources Corp. (a)	74,326	86,961
International Seaways, Inc. (a)	8,790	151,364
Matrix Service Co. (a)	4,021	79,897
Northern Oil And Gas, Inc. (a)	50,476	92,876
Par Pacific Holdings, Inc. (a)	6,259	136,071
Peabody Energy Corp.	2,935	54,092
Penn Virginia Corp. (a)	2,124	60,534
Propetro Holding Corp. (a)	10,086	107,416
Renewable Energy Group, Inc. (a)	6,396	77,839
REX American Resources Corp. (a)	1,765	121,220
SandRidge Energy, Inc. (a)	25,442	119,069
Southwestern Energy Co. (a)	64,202	101,439
Texas Pacific Land Trust	268	175,596
Unit Corp. (a)	23,624	71,581
Valaris PLC (a)	16,463	76,718
Whiting Petroleum Corp. (a)	2,749	18,226
World Fuel Services Corp. (b)	6,210	238,464
		2,662,123
Financials (18.4%):
AG Mortgage Investment Trust, Inc.	13,669	204,898
AMBAC Financial Group, Inc. (a)	13,541	244,280
American Equity Investment Life Holding Co.	8,688	187,226
American National Insurance Co.	3,964	452,173
Apollo Commercial Real Estate Finance, Inc.	29,697	550,879
Arbor Realty Trust, Inc.	33,202	416,685
Ares Commercial Real Estate Corp.	30,133	451,694
Ares Management Corp., Class A	5,114	148,817
Argo Group International Holdings Ltd.	2,963	194,728
Arlington Asset Investment Corp., Class A	23,038	113,808
Assured Guaranty Ltd.	8,686	369,589
Axis Capital Holdings Ltd. ADR	3,068	188,345

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Blackstone Mortgage Trust, Inc., Class A	17,231	$599,639
Brown & Brown, Inc.	6,569	242,330
Cannae Holdings, Inc. (a)	11,499	319,902
Capstead Mortgage Corp.	54,159	393,736
Chimera Investment Corp.	23,910	455,964
Cohen & Steers, Inc.	7,359	396,871
Cowen, Inc., Class A (a)	12,808	199,933
Dime Community Bancshares, Inc.	7,309	144,937
eHealth, Inc. (a)	1,644	136,962
Encore Capital Group, Inc. (a)	5,581	205,939
Essent Group Ltd. (a)	5,762	279,457
Exantas Capital Corp.	26,880	301,325
EZCORP, Inc., Class A (a)	26,415	207,886
Federated Investors, Inc., Class B	4,541	145,494
FGL Holdings	18,780	149,864
First American Financial Corp.	3,743	218,778
First BanCorp.	23,266	222,888
Genworth Financial, Inc., Class A (a)	47,729	211,439
Granite Point Mortgage Trust, Inc.	15,407	281,794
Greenlight Capital Re Ltd. (a)	15,239	140,046
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5,847	161,553
Heritage Insurance Holdings, Inc.	12,071	158,251
Hilltop Holdings, Inc.	6,615	157,106
Invesco Mortgage Capital, Inc.	28,636	430,399
Kemper Corp.	1,554	108,749
Kinsale Capital Group, Inc.	1,482	145,577
KKR Real Estate Finance Trust, Inc.	7,384	139,631
Ladder Capital Corp.	12,614	211,663
Legg Mason, Inc.	8,332	306,534
Meta Financial Group, Inc.	3,486	107,752
MFA Financial, Inc.	36,536	261,963
MGIC Investment Corp.	19,993	252,911
Mr Cooper Group, Inc. (a)	12,271	108,108
National Western Life Group, Inc., Class A	1,349	347,799
Navient Corp.	16,652	212,146
Nelnet, Inc., Class A	4,055	271,888
New Residential Investment Corp.	13,196	185,668
New York Community Bancorp, Inc.	29,884	344,862
New York Mortgage Trust, Inc.	72,041	443,052
NMI Holdings, Inc., Class A (a)	7,235	205,040
OFG Bancorp	10,660	218,743
Old Republic International Corp.	18,482	431,740
Onemain Holdings, Inc.	5,312	190,435
Opus Bank	9,552	198,300
Oritani Financial Corp.	14,285	244,702
Pennymac Financial Services (a)	10,368	306,789
PennyMac Mortgage Investment Trust	19,456	423,363
Popular, Inc.	5,384	283,037
Radian Group, Inc.	11,278	254,319
Redwood Trust, Inc.	28,118	466,759
See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Selective Insurance Group, Inc.	2,236	$178,053
Starwood Property Trust, Inc.	12,731	298,287
Sterling BanCorp	6,701	127,788
Stifel Financial Corp.	4,376	233,766
Third Point Reinsurance Ltd. (a)	32,347	304,709
TPG RE Finance Trust, Inc.	14,792	287,113
Washington Federal, Inc.	5,179	184,372
Western Asset Mortgage Capital Corp.	39,487	371,178
White Mountains Insurance Group Ltd. ADR	283	300,178
		18,642,589
Health Care (17.0%):
Acadia Healthcare Co., Inc. (a)	6,645	175,827
Addus HomeCare Corp. (a)	2,916	256,550
Amedisys, Inc. (a)	1,857	239,014
Amphastar Pharmaceuticals, Inc. (a)	9,278	208,384
AngioDynamics, Inc. (a)	15,527	285,231
ANI Pharmaceuticals, Inc. (a)	2,902	190,081
Anika Therapeutics, Inc. (a)	1,551	88,035
Apellis Pharmaceuticals, Inc. (a)	2,610	75,951
Arena Pharmaceuticals, Inc. (a)	2,653	140,317
ArQule, Inc. (a)	13,150	117,824
Arrowhead Pharmaceuticals, Inc. (a)	4,241	144,915
Assertio Therapeutics, Inc. (a)	58,899	84,815
AtriCure, Inc. (a)	7,558	207,014
Atrion Corp.	410	318,632
Axsome Therapeutics, Inc. (a)	4,247	108,086
Biohaven Pharmaceutical Holding Co. Ltd. (a)	1,187	46,519
Bio-Rad Laboratories, Inc., Class A (a)	1,014	342,438
Biospecifics Technologies Corp. (a)	2,000	110,160
Bio-Techne Corp.	1,806	345,974
BioTelemetry, Inc. (a)	1,820	72,163
Bruker Corp.	6,468	279,224
Cardiovascular Systems, Inc. (a)	5,256	254,548
CareDx, Inc. (a)	3,515	80,212
Catalent, Inc. (a)	2,102	110,859
Catalyst Pharmaceuticals, Inc. (a)	24,729	152,331
Charles River Laboratories International, Inc. (a)	2,229	292,445
Chemed Corp.	1,044	448,325
Codexis, Inc. (a)	11,260	157,978
Computer Programs & Systems	3,850	81,428
CONMED Corp.	3,807	383,630
CorVel Corp. (a)	3,969	334,309
CryoLife, Inc. (a)	7,833	209,924
Denali Therapeutics, Inc. (a)	3,662	65,916
Eidos Therapeutics, Inc. (a)	1,805	75,467
Enanta Pharmaceuticals, Inc. (a)	965	68,081
Encompass Health Corp.	3,417	207,719
Endo International PLC (a)	33,296	78,912
Evolus, Inc. (a) (c)	4,118	70,994
Exelixis, Inc. (a)	3,758	74,596

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Fate Therapeutics, Inc. (a)	2,678	$43,705
Fluidigm Corp. (a)	5,079	28,341
Genomic Health, Inc. (a)	3,275	251,061
Glaukos Corp. (a)	2,141	137,688
Haemonetics Corp. (a)	950	126,854
HealthEquity, Inc. (a)	1,380	81,917
Hill-Rom Holdings, Inc.	3,300	355,344
HMS Holdings Corp. (a)	6,163	225,134
Horizon Therapeutics PLC (a)	5,382	148,705
Inovalon Holdings, Inc., Class A (a)	11,977	202,651
Insulet Corp. (a)	662	102,061
Integer Holdings Corp. (a)	2,745	198,738
Integra LifeSciences Holdings Corp. (a)	2,259	135,585
Invitae Corp. (a)	5,577	135,298
Iovance Biotherapeutics, Inc. (a)	2,674	56,181
Lantheus Holdings, Inc. (a)	5,152	112,108
LeMaitre Vascular, Inc.	2,790	88,331
LHC Group, Inc. (a)	1,991	235,934
Magellan Health, Inc. (a)	2,991	188,463
Mallinckrodt PLC (a)	19,409	50,269
Masimo Corp. (a)	2,005	307,266
Medidata Solutions, Inc. (a)	2,652	242,869
Medpace Holdings, Inc. (a)	2,253	182,290
Merit Medical Systems, Inc. (a)	2,317	80,585
Mirati Therapeutics, Inc. (a)	1,247	102,217
Molina Healthcare, Inc. (a)	1,350	175,878
Myriad Genetics, Inc. (a)	3,192	75,108
NanoString Technologies, Inc. (a)	5,260	134,025
Natera, Inc. (a)	2,285	75,291
National Healthcare Corp.	5,748	464,439
NeoGenomics, Inc. (a)	8,222	205,386
Nextgen Healthcare, Inc. (a)	6,204	88,159
Novocure Ltd. (a)	1,822	165,547
NuVasive, Inc. (a)	1,788	113,574
Omnicell, Inc. (a)	3,066	220,139
Orthofix Medical, Inc. (a)	2,513	127,761
Orthopediatrics Corp. (a)	1,841	59,262
Pacific Biosciences of California, Inc. (a)	7,014	38,928
Pacira Pharmaceuticals, Inc. (a)	1,886	70,235
PDL BioPharma, Inc. (a)	65,431	153,109
Penumbra, Inc. (a)	661	96,209
PRA Health Sciences, Inc. (a)	1,583	156,464
Premier, Inc., Class A (a)	4,009	141,357
Prestige Consumer Healthcare, Inc. (a)	8,172	260,524
Quanterix Corp. (a)	2,698	71,038
Quidel Corp. (a)	3,018	190,285
R1 Rcm, Inc. (a)	12,187	142,100
Ra Pharmaceuticals, Inc. (a)	5,621	152,891
RadNet, Inc. (a)	6,812	94,755
Reata Pharmaceuticals, Inc., Class A (a)	823	63,453

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Repligen Corp. (a)	2,564	$237,964
Spark Therapeutics, Inc. (a)	942	91,760
STAAR Surgical Co. (a)	3,035	91,384
Surgery Partners, Inc. (a)	6,221	40,063
Syneos Health, Inc. (a)	3,666	192,575
Tabula Rasa Healthcare, Inc. (a)	1,137	64,582
Tandem Diabetes Care, Inc. (a)	1,556	112,701
Teladoc Health, Inc. (a)	1,283	74,260
Tenet Healthcare Corp. (a)	3,604	78,027
The Ensign Group, Inc.	4,146	206,885
Triple-S Management Corp. (a)	6,525	133,893
uniQure NV (a)	2,490	135,083
United Therapeutics Corp. (a)	1,483	122,436
US Physical Therapy, Inc.	2,680	357,834
Veracyte, Inc. (a)	6,024	159,636
Vericel Corp. (a)	3,625	59,958
Vocera Communications, Inc. (a)	3,338	76,607
West Pharmaceutical Services, Inc.	2,444	355,504
Wright Medical Group NV (a)	9,985	208,187
ZIOPHARM Oncology, Inc. (a)	10,668	53,233
		17,192,912
Industrials (13.8%):
ABM Industries, Inc.	7,088	264,099
ACCO Brands Corp.	25,299	234,522
ADT, Inc.	18,837	89,664
AECOM (a)	8,521	302,325
AGCO Corp.	4,856	335,646
Air Lease Corp.	7,763	322,475
Aircastle Ltd.	15,735	343,810
ArcBest Corp.	5,594	165,638
Arcosa, Inc.	3,514	114,170
Armstrong Flooring, Inc. (a)	9,873	66,840
Armstrong World Industries, Inc.	3,080	294,048
Atkore International Group, Inc. (a)	4,755	137,943
Atlas Air Worldwide Holdings, Inc. (a)	6,013	155,436
Avis Budget Group, Inc. (a)	3,057	75,722
Barrett Business Services, Inc.	2,643	230,285
Beacon Roofing Supply, Inc. (a)	3,114	99,274
BMC Stock Holdings, Inc. (a)	10,385	264,091
Brady Corp., Class A	7,456	351,998
CAI International, Inc. (a)	6,840	144,871
Carlisle Cos., Inc.	2,752	398,930
Casella Waste Systems, Inc. (a)	2,764	125,762
CBIZ, Inc. (a)	7,505	167,662
Clean Harbors, Inc. (a)	4,090	300,820
Covenant Transport Group, Inc., Class A (a)	12,805	184,136
CSW Industrials, Inc.	5,482	373,927
DMC Global, Inc.	2,533	110,008
EMCOR Group, Inc.	1,982	173,306
Encore Wire Corp.	4,592	247,921

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Enphase Energy, Inc. (a)	1,582	$46,938
ESCO Technologies, Inc.	4,406	335,429
Exponent, Inc.	2,249	159,432
Federal Signal Corp.	9,916	294,604
FTI Consulting, Inc. (a)	2,968	320,959
GATX Corp.	1,985	147,327
Genco Shipping & Trading Ltd. (a)	13,953	133,391
Generac Holdings, Inc. (a)	1,997	155,746
Genesee & Wyoming, Inc., Class A (a)	3,347	371,115
GMS, Inc. (a)	4,640	136,694
Great Lakes Dredge & Dock Corp. (a)	15,887	172,215
Griffon Corp.	7,477	130,474
Hawaiian Holdings, Inc.	7,686	187,615
Heidrick & Struggles International, Inc.	5,924	157,282
Herc Holdings, Inc. (a)	2,899	119,671
Herman Miller, Inc.	2,887	122,062
Hertz Global Holdings, Inc. (a)	4,474	54,180
Huron Consulting Group, Inc. (a)	2,121	129,826
ICF International, Inc.	1,661	140,620
KAR Auction Services, Inc.	7,079	188,018
KBR, Inc.	4,338	110,706
Kelly Services, Inc., Class A	10,865	263,042
Kratos Defense & Security Solutions, Inc. (a)	4,310	86,071
Marten Transport Ltd.	7,484	147,210
Matson, Inc.	2,942	104,529
McGrath RentCorp	2,124	136,000
Mercury Systems, Inc. (a)	2,622	224,521
Meritor, Inc. (a)	11,527	193,884
Oshkosh Corp.	1,621	113,908
Quanta Services, Inc.	9,303	315,371
Regal Beloit Corp.	2,148	152,293
REV Group, Inc.	9,738	125,523
Ryder System, Inc.	5,245	252,652
SkyWest, Inc.	4,402	252,059
Spirit Airlines, Inc. (a)	2,310	86,717
Steelcase, Inc., Class A	7,227	112,235
Sunrun, Inc. (a)	5,008	76,773
Teledyne Technologies, Inc. (a)	552	170,342
Tetra Tech, Inc.	1,970	159,806
Titan Machinery, Inc. (a)	8,802	132,558
Triton International Ltd.	5,006	160,943
Tutor Perini Corp. (a)	15,038	150,230
UniFirst Corp.	767	150,263
Universal Forest Products, Inc.	3,862	151,004
Viad Corp.	2,554	165,065
Werner Enterprises, Inc.	5,029	164,348
Woodward, Inc.	1,570	169,325
		13,906,305

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Information Technology (12.3%):
Acacia Communications, Inc. (a)	2,275	$143,439
Alpha & Omega Semiconductor Ltd. (a)	7,574	89,222
Alteryx, Inc., Class A (a)	2,035	289,886
Amkor Technology, Inc. (a)	23,800	208,250
Anixter International, Inc. (a)	1,999	119,880
Appfolio, Inc., Class A (a)	1,292	127,611
Avaya Holdings Corp. (a)	16,169	228,306
Avnet, Inc.	7,384	309,315
AVX Corp.	20,063	271,854
Benchmark Electronics, Inc.	11,630	307,962
Booz Allen Hamilton Holdings Corp.	5,287	399,222
CACI International, Inc., Class A (a)	1,624	360,999
Ciena Corp. (a)	5,751	235,388
Conduent, Inc. (a)	15,281	99,479
Coupa Software, Inc. (a)	1,782	247,573
Cree, Inc. (a)	1,743	74,827
CSG Systems International, Inc.	2,897	156,090
Cypress Semiconductor Corp.	4,651	107,020
Diodes, Inc. (a)	6,411	234,322
Echostar Holding Corp., Class A (a)	3,851	162,705
Euronet Worldwide, Inc. (a)	1,938	296,785
Everbridge, Inc. (a)	1,276	109,991
Everi Holdings, Inc. (a)	8,519	76,160
EVERTEC, Inc.	9,311	324,581
Fabrinet (a)	3,696	186,611
Fair Isaac Corp. (a)	1,092	385,170
Finisar Corp. (a)	8,263	186,826
FormFactor, Inc. (a)	5,092	87,022
Ichor Holdings Ltd. (a)	9,835	209,092
Insight Enterprises, Inc. (a)	4,117	197,863
Jabil, Inc.	10,049	289,512
KEMET Corp.	7,115	119,176
Knowles Corp. (a)	12,583	255,183
Kulicke & Soffa Industries, Inc.	12,165	253,397
Lattice Semiconductor Corp. (a)	11,470	225,844
Liveramp Holdings, Inc. (a)	1,822	77,180
Manhattan Associates, Inc. (a)	1,345	111,137
ManTech International Corp., Class A	1,969	138,381
Mellanox Technologies Ltd. ADR (a)	2,331	249,534
Mesa Laboratories, Inc.	418	92,474
NetScout Systems, Inc. (a)	4,911	108,779
PC Connection, Inc.	3,560	125,419
Perficient, Inc. (a)	8,023	295,567
Photronics, Inc. (a)	22,855	246,834
Presidio, Inc.	6,380	102,208
PROS Holdings, Inc. (a)	1,540	109,371
Rambus, Inc. (a)	23,892	299,606
RingCentral, Inc., Class A (a)	744	105,001
Sanmina Corp. (a)	7,600	219,640

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
ScanSource, Inc. (a)	9,323	$263,468
SMART Global Holdings, Inc. (a)	3,676	104,435
Smartsheet, Inc., Class A (a)	2,203	107,066
SPS Commerce, Inc. (a)	1,212	61,254
SYNNEX Corp.	1,226	102,751
Tech Data Corp. (a)	2,212	205,119
Teradyne, Inc.	4,849	256,852
The Trade Desk, Inc., Class A (a)	981	241,100
TiVo Corp.	29,222	220,042
TTEC Holdings, Inc.	2,557	119,949
TTM Technologies, Inc. (a)	19,365	206,431
Tucows, Inc. (a)	1,932	97,489
Ultra Clean Holdings, Inc. (a)	10,976	131,053
Universal Display Corp.	382	78,490
Verint Systems, Inc. (a)	2,379	126,777
Vishay Intertechnology, Inc.	7,402	117,174
Workiva, Inc. (a)	2,189	105,313
Xperi Corp.	8,504	155,793
Zscaler, Inc. (a)	2,731	187,729
		12,545,979
Materials (4.3%):
AptarGroup, Inc.	1,850	226,107
Ashland Global Holdings, Inc.	2,599	190,351
Berry Global Group, Inc. (a)	3,709	145,170
Clearwater Paper Corp. (a)	5,022	80,452
Cleveland-Cliffs, Inc.	13,958	110,827
Domtar Corp.	7,517	247,685
Innospec, Inc.	3,361	279,568
Louisiana Pacific Corp.	5,715	137,389
Materion Corp.	1,871	110,090
Mercer International, Inc.	15,762	189,775
Owens-Illinois, Inc.	9,017	91,703
P.H. Glatfelter Co.	7,192	103,421
Quaker Chemical Corp.	861	136,778
Rayonier Advanced Materials, Inc.	9,506	33,366
Reliance Steel & Aluminum Co.	3,505	340,790
Resolute Forest Products, Inc.	23,894	102,266
Royal Gold, Inc.	1,111	148,185
Schnitzer Steel Industries, Inc.	8,904	197,135
Silgan Holdings, Inc.	7,207	214,480
Sonoco Products Co.	3,735	213,642
Stepan Co.	3,369	321,370
The Scotts Miracle-Gro Co., Class A	1,419	150,868
Uinted States Steel Corp.	4,466	49,439
Venator Materials PLC (a)	73,802	164,578
Verso Corp., Class A (a)	14,638	149,454
Warrior Met Coal, Inc.	9,088	189,939
		4,324,828

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Real Estate (10.6%):
Agree Realty Corp.	5,976	$446,347
Alexander & Baldwin, Inc.	14,087	322,451
Altisource Portfolio Solutions SA (a)	7,135	141,273
American Assets Trust, Inc.	9,645	451,965
American Campus Communities, Inc.	4,119	191,451
Americold Realty Trust	10,004	364,346
Braemar Hotels & Resorts, Inc.	8,820	80,879
CareTrust REIT, Inc.	14,274	339,578
Community Healthcare Trust, Inc.	8,880	378,643
CorEnergy Infrastructure Trust, Inc.	3,991	180,034
CubeSmart	5,576	200,123
DiamondRock Hospitality Co.	16,027	151,776
EastGroup Properties, Inc.	3,706	461,472
EPR Properties	5,598	438,044
Equity Commonwealth	9,245	311,187
Essential Properties Realty Trust, Inc.	7,295	165,669
First Industrial Realty Trust, Inc.	5,652	220,145
Gaming and Leisure Properties, Inc.	6,902	270,006
Getty Realty Corp.	6,779	215,301
Independence Realty Trust, Inc.	13,821	192,250
Innovative Industrial Properties, Inc.	3,481	310,366
Lamar Advertising Co., Class A	2,407	184,497
LTC Properties, Inc.	4,639	226,383
Marcus & Millichap, Inc. (a)	8,292	299,176
Medical Properties Trust, Inc.	20,848	387,564
New Senior Investment Group, Inc.	20,157	125,981
NexPoint Residential Trust, Inc.	7,992	370,829
Omega Healthcare Investors, Inc.	5,005	203,603
Outfront Media, Inc., Class A	10,851	298,185
Parks Hotels & Resorts, Inc.	5,544	130,561
PS Business Parks, Inc.	2,960	531,647
RE/MAX Holdings, Inc.	7,966	204,487
Retail Value, Inc.	4,332	160,241
Rexford Industrial Realty, Inc.	4,556	201,330
Spirit Realty Capital, Inc.	7,352	352,455
STORE Capital Corp.	11,038	416,795
Terreno Realty Corp.	4,458	225,396
The St. Joe Co. (a)	9,856	177,211
Universal Health Realty Income Trust	3,759	363,458
Xenia Hotels & Resorts, Inc.	8,011	161,902
		10,855,007
Utilities (3.2%):
ALLETE, Inc.	2,776	237,986
Black Hills Corp.	5,610	430,343
El Paso Electric Co.	3,720	248,124
Hawaiian Electric Industries, Inc.	13,063	579,997
National Fuel Gas Co.	3,746	175,088
NorthWestern Corp.	7,146	517,656

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
PNM Resources, Inc.	3,762	$191,900
Portland General Electric Co. (b)	8,817	501,599
Spire, Inc.	5,685	482,657
		3,365,350
Total Common Stocks (Cost $99,654,455)		100,739,618
Collateral for Securities Loaned^ (0.1%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.15% (d)	14,002	14,002
Fidelity Investments Money Market Government Portfolio, Class I, 2.03% (d)	19,103	19,103
Fidelity Investments Prime Money Market Portfolio, Class I, 2.10% (d)	468	468
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.20% (d)	8,867	8,867
JPMorgan Prime Money Market Fund, Capital Class, 2.15% (d)	9,334	9,334
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.17% (d)	15,167	15,167
Total Collateral for Securities Loaned (Cost $66,941)		66,941
Total Investments (Cost $99,721,396) — 99.3%		100,806,559
Other assets in excess of liabilities — 0.7%		757,265
NET ASSETS — 100.00%		$101,563,824

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  All or a portion of this security is on loan.

(d)  Rate disclosed is the daily yield on August 31, 2019.

ADR — American Depositary Receipt

AMBAC — American Municipal Bond Assurance Corporation

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Futures	9	9/20/19	$686,549	$672,390	$(14,159)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(14,159)
	Total net unrealized appreciation(depreciation)				$(14,159)

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments August 31, 2019
Security Description	Shares	Value
Common Stocks (98.5%)
Australia (5.9%):
Communication Services (0.2%):
Telstra Corp. Ltd.	260,708	$653,425
Consumer Discretionary (0.4%):
Harvey Norman Holdings Ltd.	404,400	1,193,395
Energy (0.3%):
Santos Ltd.	206,498	1,003,113
Financials (1.1%):
ASX Ltd.	43,284	2,517,024
Magellan Financial Group Ltd.	15,236	520,859
QBE Insurance Group Ltd.	81,406	687,236
		3,725,119
Health Care (0.2%):
Ramsay Health Care Ltd.	16,867	745,942
Industrials (0.5%):
Aurizon Holdings Ltd.	199,269	793,462
Brambles Ltd.	92,710	705,836
		1,499,298
Materials (0.7%):
BlueScope Steel Ltd.	49,371	415,464
Fortescue Metals Group Ltd.	154,806	834,404
Newcrest Mining Ltd.	21,498	535,918
Rio Tinto Ltd.	9,065	534,899
		2,320,685
Real Estate (2.5%):
Dexus	206,889	1,798,150
Goodman Group	177,279	1,734,294
Mirvac Group	810,112	1,741,144
Stockland	250,677	763,399
The GPT Group	445,220	1,916,789
		7,953,776
		19,094,753
Austria (0.9%):
Energy (0.4%):
OMV AG	24,497	1,252,016
Financials (0.3%):
Raiffeisen Bank International AG	42,146	922,927
Utilities (0.2%):
Verbund AG, Class A	11,963	713,385
		2,888,328

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Belgium (0.9%):
Communication Services (0.2%):
Proximus SADP	26,949	$798,030
Consumer Staples (0.2%):
Colruyt SA	13,299	682,041
Financials (0.3%):
Ageas	16,013	858,790
Health Care (0.2%):
UCB SA	8,981	671,948
		3,010,809
Bermuda (0.3%):
Industrials (0.3%):
Jardine Matheson Holdings Ltd.	15,800	859,046
Canada (10.9%):
Communication Services (0.7%):
BCE, Inc.	30,146	1,429,258
Quebecor, Inc., Class B	44,248	998,644
		2,427,902
Consumer Discretionary (0.9%):
Gildan Activewear, Inc.	38,851	1,427,090
Magna International, Inc.	27,148	1,361,895
		2,788,985
Consumer Staples (2.1%):
Alimentation Couche-Tard, Inc., Class B	22,823	1,439,319
Empire Co. Ltd., Class A	40,040	1,106,765
Loblaw Cos. Ltd.	37,843	2,075,270
METRO, Inc.	52,167	2,217,726
		6,839,080
Energy (1.2%):
Cenovus Energy, Inc.	46,324	405,091
Enbridge, Inc.	21,838	731,823
Encana Corp.	86,406	383,651
TC Energy Corp.	40,251	2,066,468
Tourmaline Oil Corp.	36,533	346,965
		3,933,998
Financials (0.6%):
Manulife Financial Corp.	44,156	734,050
Power Corp. of Canada	53,602	1,132,306
		1,866,356
Health Care (0.1%):
Cronos Group, Inc. (a) (b)	18,138	200,517

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Industrials (1.6%):
Air Canada (a)	13,979	$470,771
CAE, Inc.	71,550	1,876,518
Canadian Pacific Railway Ltd.	3,608	870,422
Thomson Reuters Corp.	30,159	2,076,495
		5,294,206
Information Technology (0.7%):
CGI, Inc. (a)	28,295	2,223,483
Materials (0.8%):
First Quantum Minerals Ltd.	35,714	219,315
Kirkland Lake Gold Ltd.	19,680	958,822
Nutrien Ltd.	12,140	612,573
Teck Resources Ltd., Class B	39,809	679,162
		2,469,872
Real Estate (0.7%):
H&R Real Estate Investment Trust	78,360	1,334,502
Smartcentres Real Estate Investment Trust	45,355	1,080,629
		2,415,131
Utilities (1.5%):
Atco Ltd.	31,454	1,126,265
Emera, Inc.	58,870	2,555,405
Hydro One Ltd. (c)	70,134	1,302,609
		4,984,279
		35,443,809
China (0.2%):
Industrials (0.2%):
Yangzijiang Shipbuilding Holdings Ltd.	1,169,900	767,452
Denmark (1.5%):
Consumer Staples (0.7%):
Carlsberg A/S, Class B	14,588	2,157,842
Financials (0.3%):
Tryg A/S	32,802	982,519
Industrials (0.3%):
AP Moller — Maersk A/S, Class A	515	513,813
Vestas Wind Systems A/S	6,173	454,501
		968,314
Utilities (0.2%):
Orsted A/S (c)	7,744	740,933
		4,849,608
Finland (0.1%):
Energy (0.1%):
Neste Oyj	15,657	493,818

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
France (8.5%):
Communication Services (1.0%):
Eutelsat Communications SA	30,188	$525,928
Orange SA	129,810	1,972,753
Vivendi SA	26,935	754,308
		3,252,989
Consumer Discretionary (1.7%):
Compagnie Generale des Etablissements Michelin SCA	6,090	641,151
Faurecia SE	10,495	459,415
Kering SA	1,095	531,064
LVMH Moet Hennessy Louis Vuitton SE	3,886	1,550,874
Peugeot SA	51,019	1,142,233
Renault SA	23,038	1,323,329
		5,648,066
Consumer Staples (1.0%):
Carrefour SA	66,990	1,143,476
Casino Guichard Perrachon SA (b)	25,816	1,088,863
Danone SA	11,115	997,101
		3,229,440
Energy (0.6%):
Total SA	35,834	1,791,187
Financials (1.1%):
BNP Paribas SA	13,240	598,312
CNP Assurances	37,386	680,150
Credit Agricole SA	103,332	1,182,322
Societe Generale SA	41,164	1,045,125
		3,505,909
Health Care (0.9%):
Sanofi	19,789	1,702,439
Sartorius Stedim Biotech	7,939	1,230,988
		2,933,427
Industrials (1.7%):
Alstom SA	18,348	785,396
Compagnie de Saint-Gobain	20,042	724,378
Safran SA	11,569	1,683,637
Schneider Electric SE	9,228	773,963
Teleperformance	3,203	700,522
Vinci SA	8,610	943,434
		5,611,330
Information Technology (0.5%):
Atos SE	14,832	1,125,067
Ingenico Group SA	4,949	491,597
		1,616,664
		27,589,012

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Germany (4.6%):
Consumer Discretionary (1.0%):
adidas AG	2,214	$657,573
Bayerische Motoren Werke AG	20,681	1,384,944
Daimler AG, Registered Shares	27,056	1,272,412
		3,314,929
Consumer Staples (0.4%):
METRO AG	71,595	1,110,122
Financials (1.4%):
Commerzbank AG	126,628	719,417
Deutsche Bank AG, Registered Shares (b)	121,503	879,367
Hannover Rueck SE	5,590	891,386
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	8,010	1,922,096
		4,412,266
Health Care (0.5%):
Carl Zeiss Meditec AG	7,074	817,196
Merck KGaA	7,849	840,686
		1,657,882
Industrials (0.8%):
Deutsche Lufthansa AG, Registered Shares	61,063	940,093
MTU Aero Engines Holding AG	6,065	1,658,414
		2,598,507
Materials (0.2%):
HeidelbergCement AG	9,704	673,678
Utilities (0.3%):
RWE AG	34,619	987,796
		14,755,180
Greece (0.2%):
Consumer Discretionary (0.2%):
Puma SE	7,574	575,936
Hong Kong (4.6%):
Communication Services (0.7%):
HKT Trust & HKT Ltd.	1,484,000	2,322,020
Consumer Discretionary (0.5%):
SJM Holdings Ltd.	394,000	372,612
Techtronic Industries Co. Ltd.	90,000	622,563
YUE Yuen Industrial Holdings Ltd.	210,000	537,372
		1,532,547
Consumer Staples (0.5%):
Vitasoy International Holdings Ltd.	120,000	559,005
WH Group Ltd. (c)	1,238,000	996,992
		1,555,997

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Industrials (0.7%):
CK Hutchison Holdings Ltd.	212,000	$1,847,984
NWS Holdings Ltd.	318,000	547,901
		2,395,885
Real Estate (2.2%):
CK Asset Holdings Ltd.	96,000	652,428
Hang Lung Properties Ltd.	329,000	744,049
Henderson Land Development Co. Ltd.	163,000	759,315
Kerry Properties Ltd.	284,500	960,394
Link REIT	153,000	1,718,366
Swire Pacific Ltd., Class A	167,500	1,640,721
Swire Properties Ltd.	194,200	638,217
		7,113,490
		14,919,939
Ireland (1.0%):
Communication Services (0.4%):
WPP PLC	100,560	1,188,174
Industrials (0.6%):
Experian PLC	63,086	1,934,559
		3,122,733
Israel (3.8%):
Financials (2.2%):
Bank Hapoalim BM (a)	244,120	1,790,755
Bank Leumi Le-Israel B.M.	261,174	1,781,228
Israel Discount Bank Ltd., Class A	478,378	1,993,044
Mizrahi Tefahot Bank Ltd.	77,436	1,783,062
		7,348,089
Health Care (0.2%):
Teva Pharmaceutical Industries Ltd., ADR (a)	80,101	552,697
Information Technology (0.8%):
CyberArk Software Ltd. (a)	7,807	877,038
Nice Ltd. (a)	11,647	1,782,965
		2,660,003
Real Estate (0.6%):
Azrieli Group Ltd.	25,827	1,926,739
		12,487,528
Italy (3.3%):
Communication Services (0.3%):
Telecom Italia SpA (a)	1,992,531	1,062,905
Energy (0.8%):
Eni SpA	105,173	1,584,440
Snam SpA	160,692	813,848
		2,398,288

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Financials (1.1%):
Assicurazioni Generali SpA	36,863	$668,605
Mediobanca Banca di Credito Finanziario SpA	51,608	512,067
Poste Italiane SpA (c)	151,026	1,625,252
UniCredit SpA	69,562	770,647
		3,576,571
Health Care (0.2%):
Recordati SpA	16,485	723,622
Industrials (0.3%):
Leonardo SpA	83,109	1,018,659
Utilities (0.6%):
Enel SpA	246,235	1,788,069
		10,568,114
Japan (27.0%):
Communication Services (1.1%):
KDDI Corp.	23,700	632,997
Nippon Telegraph & Telephone Corp.	27,000	1,296,265
SoftBank Group Corp.	15,900	722,611
Toho Co. Ltd.	24,600	1,044,072
		3,695,945
Consumer Discretionary (3.3%):
Bandai Namco Holdings, Inc.	18,400	1,083,424
Hikari Tsushin, Inc.	2,000	469,169
Honda Motor Co. Ltd.	41,300	981,870
Iida Group Holdings Co. Ltd.	61,600	959,879
Mazda Motor Corp.	90,100	757,334
Nissan Motor Co. Ltd.	84,800	524,403
Pan Pacific International Holdings Corp.	28,400	444,415
Rakuten, Inc.	79,104	745,990
Sankyo Co. Ltd.	18,000	623,204
Sekisui House Ltd.	36,700	651,918
Sumitomo Electric Industries Ltd.	36,700	432,538
The Yokohama Rubber Co. Ltd.	48,200	927,718
Toyota Industries Corp.	17,000	935,324
Toyota Motor Corp.	19,700	1,291,742
		10,828,928
Consumer Staples (0.2%):
NH Foods Ltd.	13,000	499,694
Energy (0.7%):
Idemitsu Kosan Co. Ltd.	24,044	646,716
Inpex Corp.	93,800	812,117
JXTG Holdings, Inc.	193,000	798,401
		2,257,234

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Financials (3.8%):
Concordia Financial Group Ltd.	211,700	$727,971
Credit Saison Co. Ltd.	76,500	851,882
Fukuoka Financial Group, Inc.	42,000	723,312
Japan Post Holdings Co. Ltd.	62,400	567,887
Mebuki Financial Group, Inc.	366,700	818,766
Mitsubishi UFJ Financial Group, Inc.	184,400	886,691
Mitsubishi UFJ Lease & Finance Co. Ltd.	159,500	862,528
Mizuho Financial Group, Inc.	406,800	592,887
ORIX Corp.	65,800	972,634
Resona Holdings, Inc.	206,200	810,075
Shinsei Bank Ltd. (b)	61,400	841,072
Sumitomo Mitsui Financial Group, Inc.	30,600	1,004,385
Sumitomo Mitsui Trust Holdings, Inc.	26,500	866,814
The Bank of Kyoto Ltd.	10,800	388,167
The Chiba Bank Ltd.	159,700	797,409
The Shizuoka Bank Ltd.	65,400	442,387
		12,154,867
Health Care (1.6%):
Alfresa Holdings Corp.	35,700	808,879
Daiichi Sankyo Co. Ltd.	13,900	919,028
Hoya Corp.	13,769	1,121,938
Medipal Holdings Corp.	44,600	948,346
Sumitomo Dainippon Pharma Co. Ltd.	13,600	237,803
Suzuken Co. Ltd.	18,700	1,005,954
		5,041,948
Industrials (6.8%):
Amada Holdings Co. Ltd.	43,500	453,667
ANA Holdings, Inc.	19,200	656,973
Asahi Glass Co. Ltd.	32,300	932,682
Central Japan Railway Co.	3,300	653,347
Dai Nippon Printing Co. Ltd.	26,300	569,633
ITOCHU Corp.	61,400	1,225,455
Japan Airlines Co. Ltd.	19,900	622,244
JTEKT Corp.	68,000	738,009
Kajima Corp.	75,400	918,481
Kamigumi Co. Ltd.	49,700	1,165,418
Keihan Holdings Co. Ltd.	14,400	603,703
Keio Corp.	8,500	531,726
Keisei Electric Railway Co. Ltd.	15,500	610,391
Marubeni Corp.	170,100	1,086,672
Mitsubishi Corp.	41,300	1,005,799
Mitsubishi Heavy Industries Ltd.	25,200	947,745
Mitsui & Co. Ltd.	76,500	1,198,544
Mitsui Osk Lines Ltd.	31,000	730,717
Nippon Yusen KK	25,300	378,028
NSK Ltd.	51,000	409,365
Obayashi Corp.	108,200	997,954

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Shimizu Corp.	115,600	$964,922
Sumitomo Corp.	79,700	1,195,744
Sumitomo Heavy Industries Ltd.	27,100	779,976
Toppan Printing Co. Ltd.	71,800	1,145,201
Toyota Tsusho Corp.	29,900	928,169
West Japan Railway Co.	8,400	708,276
		22,158,841
Information Technology (2.8%):
Advantest Corp.	6,900	283,749
Brother Industries Ltd.	41,800	724,594
FUJIFILM Holdings Corp.	27,400	1,174,267
Fujitsu Ltd.	12,500	966,013
Hitachi High-Technologies Co.	7,100	383,947
Hitachi Ltd.	25,700	878,659
Konica Minolta, Inc.	113,400	807,673
Kyocera Corp.	15,500	922,158
NEC Corp.	27,500	1,178,812
Nippon Electric Glass Co. Ltd.	33,500	695,911
Ricoh Co. Ltd.	100,600	931,648
		8,947,431
Materials (2.7%):
Hitachi Chemical Co. Ltd.	26,941	842,660
JFE Holdings, Inc.	61,900	725,165
Kobe Steel Ltd.	98,600	514,621
Mitsubishi Chemical Holdings Corp.	124,000	851,861
Mitsubishi Gas Chemical Co., Inc.	32,100	386,488
Mitsubishi Materials Corp.	32,000	776,297
Mitsui Chemicals, Inc.	39,200	838,694
Nippon Steel Corp.	62,800	879,182
Oji Holdings Corp.	100,500	468,675
Showa Denko KK	19,400	501,152
Sumitomo Chemical Co. Ltd.	176,700	774,087
Taiheiyo Cement Corp.	17,400	439,652
Tosoh Corp.	29,500	379,085
Toyo Seikan Group Holdings Ltd.	26,400	385,013
		8,762,632
Real Estate (3.0%):
Aeon Mall Co. Ltd.	30,800	484,873
Daiwa House Industry Co. Ltd.	32,000	1,004,513
Japan Prime Realty Investment Corp.	423	1,932,781
Japan Real Estate Investment Corp.	296	1,971,567
Nippon Building Fund, Inc.	240	1,763,625
Nippon Prologis REIT, Inc.	325	881,200
Nomura Real Estate Master Fund, Inc.	964	1,684,695
		9,723,254

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Utilities (1.0%):
Chubu Electric Power Co., Inc.	77,900	$1,149,657
Electric Power Development Co. Ltd.	41,500	962,579
Toho Gas Co. Ltd.	13,000	505,205
Tokyo Electric Power Co. Holdings (a)	142,200	677,877
		3,295,318
		87,366,092
Luxembourg (0.3%):
Materials (0.3%):
ArcelorMittal	62,225	897,132
Netherlands (4.2%):
Consumer Staples (0.8%):
Heineken Holding NV, Class A	10,260	1,016,328
Koninklijke Ahold Delhaize NV	68,015	1,594,277
		2,610,605
Financials (1.2%):
Aegon NV	253,557	966,971
EXOR NV	18,652	1,263,241
NN Group NV	43,909	1,472,885
		3,703,097
Health Care (0.2%):
Koninklijke Philips NV	16,249	767,392
Industrials (1.0%):
AerCap Holdings NV (a)	27,086	1,452,352
Wolters Kluwer NV	25,401	1,832,779
		3,285,131
Information Technology (0.2%):
NXP Semiconductor NV	6,025	615,393
Materials (0.8%):
Akzo Nobel NV	9,876	886,062
Koninklijke DSM NV	12,957	1,613,811
		2,499,873
		13,481,491
New Zealand (0.8%):
Industrials (0.2%):
Auckland International Airport Ltd.	128,548	779,943
Utilities (0.6%):
Meridian Energy Ltd.	595,040	1,868,953
		2,648,896
Norway (0.5%):
Consumer Staples (0.2%):
Mowi ASA	27,989	670,046

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Financials (0.3%):
Gjensidige Forsikring ASA	45,879	$886,469
		1,556,515
Russian Federation (0.2%):
Materials (0.2%):
Evraz PLC	95,380	576,494
Singapore (2.4%):
Consumer Discretionary (0.2%):
Jardine Cycle & Carriage Ltd.	30,700	681,632
Consumer Staples (0.9%):
Golden Agri-Resources Ltd.	4,784,000	913,898
Wilmar International Ltd.	671,700	1,844,851
		2,758,749
Industrials (0.2%):
SembCorp Industries Ltd.	461,600	688,806
Real Estate (1.1%):
Ascendas Real Estate Investment Trust	566,354	1,257,476
CapitaLand Mall Trust	1,234,200	2,357,721
		3,615,197
		7,744,384
Spain (2.1%):
Communication Services (0.2%):
Cellnex Telecom SA (c)	16,121	646,218
Energy (0.5%):
Repsol SA	113,143	1,647,193
Financials (0.3%):
Banco de Sabadell SA	980,717	841,114
Industrials (0.5%):
ACS, Actividades de Construccion y Servicios SA	35,700	1,351,242
Siemens Gamesa Renewable Energy SA	27,984	381,673
		1,732,915
Utilities (0.6%):
Iberdrola SA	182,973	1,884,417
		6,751,857
Sweden (2.1%):
Communication Services (0.3%):
Telia Co. AB	203,599	891,893
Consumer Staples (0.9%):
Essity AB, Class B	27,372	854,363
ICA Gruppen AB	41,764	2,049,702
		2,904,065

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Financials (0.5%):
Industrivarden AB, Class C	42,433	$888,312
L E Lundbergforetagen AB, B Shares	22,667	849,654
		1,737,966
Industrials (0.2%):
Assa Abloy AB, Class B	35,082	732,991
Materials (0.2%):
Boliden AB	23,670	523,758
		6,790,673
Switzerland (3.7%):
Consumer Staples (0.9%):
Nestle SA, Registered Shares	24,403	2,737,615
Financials (1.2%):
Baloise Holding AG, Registered Shares	11,522	1,964,487
Swiss Life Holding AG	4,190	1,987,333
		3,951,820
Health Care (1.6%):
Alcon, Inc. (a)	11,496	700,600
Novartis AG, Registered Shares	20,031	1,801,970
Roche Holding AG	6,650	1,818,677
Sonova Holding AG, Registered Shares	3,596	834,809
		5,156,056
		11,845,491
United Kingdom (8.4%):
Communication Services (0.9%):
Auto Trader Group PLC (c)	88,108	570,419
BT Group PLC	292,641	590,328
Informa PLC	85,473	905,611
Vodafone Group PLC	373,462	706,063
		2,772,421
Consumer Discretionary (1.3%):
Barratt Developments PLC	157,993	1,216,811
Compass Group PLC	34,830	883,560
Fiat Chrysler Automobiles NV	64,554	841,564
Ocado Group PLC (a)	18,005	284,069
Taylor Wimpey PLC	616,341	1,095,515
		4,321,519
Consumer Staples (1.7%):
British American Tobacco PLC	31,561	1,106,972
Coca-Cola European Partners PLC	33,128	1,866,431
J Sainsbury PLC	555,896	1,327,592
Tesco PLC	465,560	1,242,824
		5,543,819
See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Energy (0.5%):
Royal Dutch Shell PLC, Class A	58,277	$1,614,981
Financials (1.6%):
3i Group PLC	113,575	1,516,648
Barclays PLC	718,838	1,195,845
London Stock Exchange Group PLC	10,207	864,423
Royal Bank of Scotland Group PLC	421,897	952,855
Standard Chartered PLC	72,773	551,257
		5,081,028
Health Care (0.3%):
Smith & Nephew PLC	40,249	963,188
Industrials (0.7%):
Meggitt PLC	93,716	706,477
Spirax-Sarco Engineering PLC	15,977	1,561,470
		2,267,947
Information Technology (0.7%):
Halma PLC	72,803	1,740,456
Micro Focus International PLC	34,991	472,501
		2,212,957
Materials (0.4%):
Anglo American PLC	37,380	807,672
Rio Tinto PLC	9,335	471,741
		1,279,413
Real Estate (0.3%):
Segro PLC	112,528	1,075,780
		27,133,053
United States (0.1%):
Health Care (0.1%):
Bausch Health Cos., Inc. (a)	23,762	507,322
Total Common Stocks (Cost $327,585,436)		318,725,465
Preferred Stocks (0.7%)
Germany (0.7%):
Consumer Discretionary (0.7%):
Porsche Automobil Holding SE	18,362	1,153,817
Volkswagen AG	7,375	1,186,582
		2,340,399
Total Preferred Stocks (Cost $2,590,665)		2,340,399
Collateral for Securities Loaned^ (0.8%)
United States (0.8%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.15% (d)	532,886	532,886
Fidelity Investments Money Market Government Portfolio, Class I, 2.03% (d)	727,008	727,008

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Fidelity Investments Prime Money Market Portfolio, Class I, 2.10% (d)	17,826	$17,826
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.20% (d)	337,437	337,437
JPMorgan Prime Money Market Fund, Capital Class, 2.15% (d)	355,225	355,225
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.17% (d)	577,204	577,204
Total Collateral for Securities Loaned (Cost $2,547,586)		2,547,586
Total Investments (Cost $332,723,687) — 100.0%		323,613,450
Other assets in excess of liabilities — 0.0%		79,514
NET ASSETS — 100.00%		$323,692,964

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of August 31, 2019, the fair value of these securities was $5,882,423 and amounted to 1.8% of net assets.

(d)  Rate disclosed is the daily yield on August 31, 2019.

ADR — American Depositary Receipt

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	18	9/20/19	$1,697,168	$1,659,510	$(37,658)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(37,658)
	Total net unrealized appreciation(depreciation)				$(37,658)

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments August 31, 2019
Security Description	Shares	Value
Common Stocks (96.5%)
Brazil (5.4%):
Communication Services (0.3%):
TIM Participacoes SA	152,292	$453,316
Consumer Discretionary (0.4%):
Lojas Renner SA	37,186	454,904
Magazine Luiza SA	23,384	205,364
		660,268
Consumer Staples (1.2%):
Atacadao SA	133,347	719,626
JBS SA	90,152	646,654
Natura Cosmeticos SA	43,356	692,278
		2,058,558
Energy (0.2%):
Cosan SA	36,200	437,936
Financials (0.7%):
Banco do Brasil SA	25,114	281,030
IRB Brasil Resseguros S/A	32,900	863,862
		1,144,892
Health Care (0.3%):
Notre Dame Intermedica Participacoes SA	34,500	468,215
Industrials (0.2%):
Localiza Rent a Car SA	32,500	369,972
Materials (0.6%):
Companhia Siderurgica Nacional SA	126,500	439,606
Suzano SA	30,771	216,548
Vale SA (a)	27,485	303,105
		959,259
Real Estate (0.4%):
BR Malls Participacoes SA	107,298	350,026
Multiplan Empreendimentos Imobiliarios SA	65,796	413,832
		763,858
Utilities (1.1%):
Centrais Eletricas Brasileiras SA	41,548	461,912
Companhia de Saneamento Basico do Estado de Sao Paulo	61,476	769,157
Engie Brasil Energia SA	53,400	581,272
		1,812,341
		9,128,615
Chile (0.7%):
Consumer Staples (0.7%):
Companhia Cervecerias Unidas SA	108,246	1,232,111

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
China (21.3%):
Communication Services (0.8%):
China Communications Services Corp. Ltd.	486,457	$272,553
China Telecom Corp. Ltd., Class H	2,413,952	1,081,377
		1,353,930
Consumer Discretionary (2.7%):
ANTA Sports Products Ltd.	48,000	398,195
BAIC Motor Corp. Ltd., Class H (b)	939,944	530,232
Brilliance China Automotive Holdings Ltd.	244,000	259,404
Dongfeng Motor Group Co. Ltd., Class H	876,482	814,359
Great Wall Motor Co. Ltd., Class H	789,500	501,791
Guangzhou Automobile Group Co. Ltd.	583,061	587,872
Li Ning Co. Ltd.	292,000	862,731
Zhongsheng Group Holdings Ltd.	189,354	592,083
		4,546,667
Consumer Staples (0.7%):
Tsingtao Brewery Co. Ltd., Class H	52,000	351,407
Yihai International Holding Ltd.	154,000	923,762
		1,275,169
Energy (0.3%):
Yanzhou Coal Mining Co. Ltd.	534,536	463,221
Financials (5.8%):
Agricultural Bank of China Ltd.	2,317,640	893,294
Bank of China Ltd.	2,568,084	979,991
Bank of Communications Co. Ltd., Class H	1,518,181	993,991
China Cinda Asset Management Co. Ltd.	3,730,166	775,992
China CITIC Bank Corp. Ltd.	1,823,619	954,244
China Construction Bank Corp., Class H	1,246,235	925,688
China Everbright Bank Co. Ltd.	2,208,633	921,750
China Huarong Asset Management Co. Ltd., Class H (b)	4,301,714	675,287
China Minsheng Banking Corp. Ltd.	1,572,288	1,035,436
Chongqing Rural Commercial Bank Co. Ltd.	1,539,488	744,658
Industrial & Commercial Bank of China Ltd., Class H	765,038	483,315
Postal Savings Bank of China Co. Ltd., Class H (b)	661,848	398,696
		9,782,342
Health Care (2.2%):
China Resources Pharmaceutical Group Ltd. (b)	529,137	547,009
Luye Pharma Group Ltd. (b)	796,529	619,100
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	770,708	795,756
Shanghai Pharmaceuticals Holding Co. Ltd.	462,553	873,705
Sihuan Pharmaceutical Holdings Group Ltd.	2,743,607	490,221
Sinopharm Group Co. Ltd.	117,852	426,414
		3,752,205

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Industrials (3.8%):
China Communications Construction Co. Ltd.	1,034,005	$802,357
China Conch Venture Holdings Ltd.	142,289	473,973
China Railway Construction Corp. Ltd.	705,840	762,111
China Railway Group Ltd.	1,225,872	802,609
COSCO Shipping Energy Transportation Co. Ltd., Class H	1,558,361	883,065
Country Garden Services Holdings Co. Ltd.	141,159	408,956
Metallurgical Corp. of China Ltd.	3,382,132	755,388
Sinopec Engineering Group Co. Ltd., Class H	984,038	643,019
Sinotrans Ltd.	972,224	313,927
Weichai Power Co. Ltd.	405,891	621,630
		6,467,035
Information Technology (0.8%):
Lenovo Group Ltd.	1,010,000	665,139
Xinyi Solar Holdings Ltd.	1,092,000	689,874
		1,355,013
Materials (2.3%):
Angang Steel Co. Ltd.	1,451,835	503,997
Anhui Conch Cement Co. Ltd., Class H	59,811	337,018
BBMG Corp.	1,874,000	533,355
China Hongqiao Group Ltd.	427,500	280,441
China National Building Material Co. Ltd.	598,697	513,473
China Oriental Group Co. Ltd.	760,000	300,688
China Zhongwang Holdings Ltd.	2,078,967	854,368
Maanshan Iron & Steel Co. Ltd., Class H	1,436,000	538,820
		3,862,160
Real Estate (1.4%):
China Aoyuan Group Ltd.	154,965	182,746
China Vanke Co. Ltd.	176,105	609,092
Future Land Development Holdings Ltd.	208,000	164,587
KWG Property Holding Ltd.	260,500	227,075
Logan Property Holdings Co. Ltd.	190,058	268,277
Longfor Group Holdings Ltd. (b)	163,290	582,483
Sunac China Holdings Ltd.	92,584	371,028
		2,405,288
Utilities (0.5%):
China Power International Development Ltd.	1,937,000	420,262
Huaneng Renewables Corp. Ltd. (c)	1,374,820	380,756
		801,018
		36,064,048
Greece (1.6%):
Communication Services (0.6%):
Hellenic Telecommunications Organization SA	77,096	1,030,709
Consumer Discretionary (0.0%): (d)
FF Group (a) (e)	14,913	7,883

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Financials (1.0%):
Alpha Bank AE (a)	311,654	$559,087
Eurobank Ergasias SA (a)	562,573	498,724
National Bank of Greece SA (a)	180,840	525,357
		1,583,168
		2,621,760
Hong Kong (7.6%):
Communication Services (1.3%):
Alibaba Pictures Group Ltd. (a)	3,770,000	620,687
China Mobile Ltd.	79,000	654,859
China Unicom Hong Kong Ltd.	878,055	875,214
		2,150,760
Consumer Discretionary (0.2%):
Bosideng International Holdings Ltd.	812,000	278,773
Consumer Staples (0.5%):
China Agri-Industries Holdings Ltd.	2,890,606	815,310
Financials (0.3%):
China Ding Yi Feng Holdings Ltd. (e)	128,000	188,683
China Everbright Ltd.	361,067	412,432
		601,115
Health Care (1.0%):
Alibaba Health Information Technology Ltd. (a) (f)	230,000	218,101
China Traditional Chinese Medicine Holdings Co. Ltd.	1,429,122	671,210
Sino Biopharmaceutical Ltd.	201,000	299,114
SSY Group Ltd.	690,547	611,638
		1,800,063
Industrials (2.0%):
CITIC Ltd.	947,703	1,123,646
COSCO Shipping Ports Ltd.	1,073,464	941,209
Shanghai Industrial Holdings Ltd.	490,209	955,974
Sinotruk Hong Kong Ltd.	228,029	352,141
		3,372,970
Information Technology (0.3%):
Kingboard Holdings Ltd.	240,822	564,301
Materials (0.7%):
China Resources Cement Holdings Ltd.	653,390	579,561
Nine Dragons Paper Holdings Ltd.	722,151	547,464
		1,127,025
Real Estate (0.8%):
China Resources Land Ltd.	176,514	718,640
Shimao Property Holdings Ltd.	94,516	267,793
Yuexiu Property Co. Ltd.	1,478,000	318,789
		1,305,222

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Utilities (0.5%):
Beijing Enterprises Holdings Ltd.	184,348	$878,761
		12,894,300
Hungary (1.3%):
Energy (0.6%):
MOL Hungarian Oil & Gas PLC	114,236	1,120,270
Health Care (0.7%):
Richter Gedeon Nyrt	68,251	1,140,873
		2,261,143
India (2.3%):
Energy (0.3%):
Reliance Industries Ltd., GDR (b)	15,186	526,954
Health Care (1.1%):
Dr Reddy's Laboratories Ltd., ADR (g)	50,922	1,820,462
Information Technology (0.9%):
Wipro Ltd., ADR (g)	418,443	1,598,452
		3,945,868
Indonesia (0.8%):
Consumer Staples (0.6%):
PT Indofood Sukses Makmur TBK	1,896,433	1,059,516
Materials (0.2%):
PT Indah Kiat Pulp & Paper Corp. TBK	517,670	249,985
		1,309,501
Korea, Republic Of (20.0%):
Communication Services (1.6%):
Cheil Worldwide, Inc.	22,712	495,023
LG Uplus Corp.	68,553	747,079
NCSoft Corp.	845	374,626
SK Telecom Co. Ltd.	5,617	1,110,647
		2,727,375
Consumer Discretionary (3.7%):
Fila Korea Ltd.	10,806	510,302
Hankook Tire & Technology Co. Ltd.	14,580	350,883
Hyundai Department Store Co. Ltd.	13,503	869,543
Hyundai Mobis Co. Ltd.	4,091	839,309
Hyundai Motor Co.	7,776	824,946
Kia Motors Corp.	26,479	955,321
LG Electronics, Inc.	13,104	663,179
Lotte Shopping Co. Ltd.	5,532	621,137
Shinsegae, Inc.	2,884	550,013
		6,184,633

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Consumer Staples (2.1%):
CJ CheilJedang Corp.	4,872	$919,093
E-MART, Inc.	7,371	705,912
GS Retail Co. Ltd.	23,433	748,695
KT&G Corp.	13,693	1,153,095
		3,526,795
Financials (4.4%):
BNK Financial Group, Inc.	188,836	1,044,542
Dongbu Insurance Co. Ltd.	9,411	372,167
Hana Financial Group, Inc.	30,716	824,165
Industrial Bank of Korea	101,019	1,034,168
KB Financial Group, Inc.	30,115	987,051
Meritz Securities Co. Ltd.	209,142	821,028
Samsung Securities Co. Ltd.	17,098	498,294
Shinhan Financial Group Co. Ltd.	30,143	1,014,099
Woori Financial Group, Inc.	88,567	870,132
		7,465,646
Health Care (0.4%):
Yuhan Corp.	3,529	668,653
Industrials (3.8%):
Daelim Industrial Co. Ltd.	11,599	935,581
Daewoo Engineering & Construction Co. Ltd. (a)	166,722	575,354
GS Engineering & Construction Corp.	24,782	662,899
Hanwha Corp.	42,423	858,092
HDC Hyundai Development Co.-Engineering & Construct	20,134	595,917
Hyundai Heavy Industries Holdings Co. Ltd.	2,675	732,105
KCC Corp.	1,985	369,550
Korean Air Lines Co. Ltd.	13,358	244,828
LG Corp.	17,348	1,019,754
Posco International Corp.	24,561	372,090
		6,366,170
Information Technology (1.1%):
LG Display Co. Ltd. (a)	27,288	314,277
Samsung Electronics Co. Ltd.	24,445	887,992
SK Hynix, Inc.	11,071	707,447
		1,909,716
Materials (1.9%):
Hanwha Chemical Corp.	48,626	694,514
Hyundai Steel Co.	25,453	783,816
Kumho Petrochemical Co. Ltd.	4,127	239,528
Lotte Chemical Corp.	3,871	719,071
POSCO	4,620	804,805
		3,241,734

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Utilities (1.0%):
Korea Electric Power Corp. (a)	43,059	$908,283
Korea Gas Corp.	26,055	839,998
		1,748,281
		33,839,003
Luxembourg (0.2%):
Financials (0.2%):
Reinet Investments SCA	25,084	418,657
Malaysia (1.9%):
Communication Services (0.2%):
Telekom Malaysia Berhad	297,800	265,545
Consumer Staples (1.1%):
PPB Group Berhad	434,151	1,926,348
Financials (0.3%):
AMMB Holdings Berhad	507,800	507,136
Industrials (0.3%):
AirAsia Group Berhad	1,249,842	531,974
		3,231,003
Philippines (0.3%):
Industrials (0.3%):
International Container Terminal Services, Inc.	175,630	458,158
Poland (3.3%):
Communication Services (1.3%):
Cyfrowy Polsat SA	176,744	1,294,893
Orange Polska SA (a)	602,063	966,314
		2,261,207
Consumer Staples (0.6%):
Dino Polska SA (a) (b)	23,821	922,386
Energy (0.4%):
Grupa Lotos SA	34,487	747,749
Materials (0.6%):
Jastrzebska Spolka Weglowa SA	45,375	339,517
KGHM Polska Miedz SA (a)	30,940	610,083
		949,600
Utilities (0.4%):
PGE Polska Grupa Energetyczna SA (a)	342,885	665,233
		5,546,175
Qatar (1.1%):
Energy (0.6%):
Qatar Fuel QSC	162,440	963,467
Financials (0.3%):
Qatar Islamic Bank SAQ	124,372	539,597

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Materials (0.2%):
Mesaieed Petrochemical Holding Co.	472,383	$368,385
		1,871,449
Russian Federation (4.3%):
Communication Services (0.3%):
Mobile TeleSystems PJSC (g)	54,623	438,623
Energy (2.7%):
Gazprom PJSC	447,364	1,557,054
LUKOIL PJSC	8,481	684,922
LUKOIL PJSC	4,796	386,807
Surgutneftegas PJSC (g)	306,910	1,459,357
Tatneft PJSC	43,356	483,026
		4,571,166
Financials (0.3%):
Sberbank of Russia PJSC (g)	151,320	508,634
Materials (0.7%):
Magnitogorsk Iron & Steel Works PJSC	1,062,451	666,461
MMC Norilsk Nickel PJSC	2,248	542,216
		1,208,677
Utilities (0.3%):
Inter RAO UES PJSC	8,846,029	569,716
		7,296,816
Singapore (0.6%):
Industrials (0.6%):
BOC Aviation Ltd. (b)	109,395	950,794
South Africa (1.8%):
Communication Services (0.5%):
Telkom SA SOC Ltd.	149,453	783,598
Energy (0.1%):
Exxaro Resources Ltd.	26,475	237,432
Materials (0.7%):
Anglo American Platinum Ltd.	12,203	748,025
AngloGold Ashanti Ltd.	13,013	296,654
Kumba Iron Ore Ltd.	8,163	211,271
		1,255,950
Real Estate (0.5%):
Fortress REIT Ltd.	563,973	784,093
		3,061,073
Taiwan (3.2%):
Consumer Discretionary (0.4%):
Giant Manufacturing Co. Ltd.	99,000	688,682

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Financials (1.4%):
Chailease Holding Co. Ltd.	239,140	$947,880
Yuanta Financial Holding Co. Ltd.	2,384,554	1,370,303
		2,318,183
Industrials (0.3%):
Far Eastern New Century Corp.	595,678	540,491
Information Technology (1.1%):
Innolux Corp.	3,825,461	854,974
Nanya Technology Corp.	167,099	374,523
Realtek Semiconductor Corp.	103,000	705,030
		1,934,527
		5,481,883
Taiwan, Province of China (13.0%):
Consumer Discretionary (2.0%):
Feng TAY Enterprise Co. Ltd.	113,510	739,026
Hotai Motor Co. Ltd.	63,000	887,536
Pou Chen Corp.	1,065,000	1,329,131
Ruentex Industries Ltd.	189,000	419,398
		3,375,091
Financials (6.4%):
Chang Hwa Commercial Bank Ltd.	1,351,000	868,838
E.Sun Financial Holding Co. Ltd.	2,300,455	1,849,299
Hua Nan Financial Holdings Co. Ltd.	2,987,163	1,897,291
Mega Financial Holding Co. Ltd.	773,000	707,537
Sinopac Financial Holdings Co. Ltd.	4,087,965	1,542,260
Taiwan Business Bank	4,974,241	1,947,888
Taiwan Cooperative Financial Holding Co. Ltd.	3,127,970	1,991,703
		10,804,816
Industrials (0.4%):
Taiwan High Speed Rail Corp.	569,000	686,568
Information Technology (2.6%):
Chicony Electronics Co. Ltd.	217,000	609,341
Foxconn Technology Co. Ltd.	513,000	1,035,473
Lite-On Technology Corp.	296,000	471,187
Novatek Microelectronics Corp.	70,000	414,518
Walsin Technology Corp.	71,855	361,448
Wistron Corp.	642,000	508,940
Yageo Corp.	27,467	198,504
Zhen Ding Technology Holding Ltd.	228,000	842,025
		4,441,436
Materials (1.2%):
Asia Cement Corp.	717,500	982,251
Taiwan Cement Corp.	839,572	1,027,747
		2,009,998

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Real Estate (0.4%):
Highwealth Construction Corp.	403,000	$635,100
		21,953,009
Thailand (4.0%):
Consumer Staples (0.9%):
Charoen Pokphand Foods PCL	497,100	479,662
Thai Union Group PCL	1,879,900	1,069,924
		1,549,586
Industrials (1.0%):
BTS Group Holdings PCL	3,884,600	1,715,335
Utilities (2.1%):
Electricity Generating PCL	137,400	1,510,063
Ratch Group PCL	796,300	1,914,402
		3,424,465
		6,689,386
Turkey (1.2%):
Financials (0.8%):
Haci Omer Sabanci Holding AS	252,014	379,346
Turkiye Garanti Bankasi AS (a)	178,117	272,086
Turkiye Is Bankasi AS (a)	774,545	732,502
		1,383,934
Industrials (0.4%):
Turk Hava Yollari AO (a) (f)	317,704	616,187
		2,000,121
United Arab Emirates (0.6%):
Financials (0.6%):
Abu Dhabi Commercial Bank PJSC	417,067	986,705
United States (0.0%): (d)
Consumer Discretionary (0.0%): (d)
Trans World Entertainment Corp. (a)	1	2
Total Common Stocks (Cost $181,006,458)		163,241,580
Preferred Stocks (2.1%)
Brazil (1.5%):
Communication Services (0.7%):
Telefonica Brasil SA	89,936	1,168,110
Consumer Staples (0.4%):
Companhia Brasileira de Distribuicao	35,080	743,334
Utilities (0.4%):
Companhia Energetica de Minas Gerais, ADR	161,171	575,695
		2,487,139

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019
Security Description	Shares	Value
Colombia (0.4%):
Financials (0.4%):
Bancolombia SA	48,356	$603,426
Korea, Republic Of (0.2%):
Materials (0.2%):
LG Chem, Ltd.	2,477	368,098
Total Preferred Stocks (Cost $3,224,052)		3,458,663
Rights (0.0%) (d)
Brazil (0.0%): (d)
Consumer Discretionary (0.0%): (d)
B2W Companhia Digital Expires 09/23/19 @ $0.00 (a)	2,593	5,140
Total Rights (Cost $—)		5,140
Collateral for Securities Loaned^ (0.3%)
United States (0.3%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.15% (h)	123,894	123,894
Fidelity Investments Money Market Government Portfolio, Class I, 2.03% (h)	169,027	169,027
Fidelity Investments Prime Money Market Portfolio, Class I, 2.10% (h)	4,144	4,144
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.20% (h)	78,453	78,453
JPMorgan Prime Money Market Fund, Capital Class, 2.15% (h)	82,588	82,588
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.17% (h)	134,199	134,199
Total Collateral for Securities Loaned (Cost $592,305)		592,305
Total Investments (Cost $184,822,815) — 98.9%		167,297,688
Other assets in excess of liabilities — 1.1%		1,753,764
NET ASSETS — 100.00%		$169,051,452

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of August 31, 2019, the fair value of these securities was $5,752,941 and amounted to 3.4% of net assets.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.2% of the Fund's net assets as of August 31, 2019.

(d)  Amount represents less than 0.05% of net assets.

(e)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.1% of the Fund's net assets as of August 31, 2019. This security is classified as Level 3 within the fair value hierarchy and is deemed to be illiquid by the Fund's Adviser. (See Note 2)

(f)  All or a portion of this security is on loan.

(g)  All or a portion of this security has been segregated as collateral for derivative instruments.

(h)  Rate disclosed is the daily yield on August 31, 2019.

See notes to financial statements.

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued August 31, 2019

ADR — American Depositary Receipt

GDR — Global Depository Receipt

PCL — Public Company Limited

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets Index Futures	46	9/20/19	$2,271,125	$2,263,200	$(7,925)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(7,925)
	Total net unrealized appreciation(depreciation)				$(7,925)

See notes to financial statements.

Victory Portfolios II	Statements of Assets and Liabilities August 31, 2019
	VictoryShares USAA MSCI USA Value Momentum ETF	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
ASSETS:
Investments, at value (Cost $456,107,114 and $99,721,396)	$465,819,701	$100,806,559	(a)
Cash and cash equivalents	1,541,065	633,027
Deposits with brokers for futures contracts	307,679	81,257
Interest and dividends receivable	862,228	99,729
Receivable for investments sold	—	37,603
Receivable from Adviser	2,978	1,515
Total Assets	468,533,651	101,659,690
LIABILITIES:
Payables:
Collateral received on loaned securities	—	66,941
Variation margin payable on open futures contracts	979	1,299
Accrued expenses and other payables:
Investment advisory fees	59,328	13,134
Administration fees	11,168	4,061
Custodian fees	4,641	3,830
Chief Compliance Officer fees	117	78
Other accrued expenses	12,849	6,523
Total Liabilities	89,082	95,866
NET ASSETS:
Capital	489,775,065	110,708,907
Total distributable earnings/(loss)	(21,330,496)	(9,145,083)
Net Assets	$468,444,569	$101,563,824
Shares Outstanding (unlimited shares authorized, no par value):	9,300,000	2,050,000
Net asset value:	$50.37	$49.54

(a)  Includes $70,305 of securities on loan.

See notes to financial statements.

Victory Portfolios II	Statements of Assets and Liabilities August 31, 2019
	VictoryShares USAA MSCI International Value Momentum ETF		VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
ASSETS:
Investments, at value (Cost $332,723,687 and $184,822,815)	$323,613,450	(a)	$167,297,688	(b)
Foreign currency, at value (Cost $769,426 and $1,220,558)	769,338		1,213,569
Cash and cash equivalents	1,439,534		65,986
Deposits with brokers for futures contracts	145,729		205,411
Interest and dividends receivable	792,352		425,034
Receivable for investments sold	2,142,225		2,219,704
Variation margin receivable on open futures contracts	7,560		17,932
Reclaims receivable	270,903		1,790
Receivable from Adviser	—		632
Total Assets	329,181,091		171,447,746
LIABILITIES:
Payables:
Collateral received on loaned securities	2,547,586		592,305
Line of credit	—		700,000
Investments purchased	2,837,848		935,145
Accrued foreign capital gains taxes	—		96,358
Accrued expenses and other payables:
Investment advisory fees	69,141		42,532
Administration fees	8,322		5,207
Custodian fees	14,592		17,341
Chief Compliance Officer fees	251		41
Other accrued expenses	10,387		7,365
Total Liabilities	5,488,127		2,396,294
NET ASSETS:
Capital	378,016,137		207,156,813
Total distributable earnings/(loss)	(54,323,173)		(38,105,361)
Net Assets	$323,692,964		$169,051,452
Shares Outstanding (unlimited shares authorized, no par value):	7,500,000		4,100,000
Net asset value:	$43.16		$41.23

(a)  Includes $2,458,083 of securities on loan.

(b)  Includes $546,429 of securities on loan.

See notes to financial statements.

Victory Portfolios II	Statements of Operations For the Year Ended August 31, 2019
	VictoryShares USAA MSCI USA Value Momentum ETF	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
Investment Income:
Dividends	$9,109,878	$2,002,697
Interest	10,168	1,788
Foreign tax withholding	(1,367)	(1,138)
Total Income	9,118,679	2,003,347
Expenses:
Management fees	502,661	107,833
Administration and operating service fees	335,108	107,833
Investment advisory fees	119,526	26,918
Administration fees	50,320	14,030
Custodian fees	4,641	3,830
Servicing fees	683	683
Trustees' fees	8,448	2,305
Chief Compliance Officer fees	412	144
Legal and audit fees	8,894	3,059
Other expenses	4,101	2,967
Total Expenses	1,034,794	269,602
Management fee waiver	(167,554)	(35,944)
Expenses waived/reimbursed by Adviser	(37,604)	(9,112)
Net Expenses	829,636	224,546
Net Investment Income (Loss)	8,289,043	1,778,801
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(29,947,697)	(9,508,434)
Net realized gains (losses) from futures contracts	(70,530)	(23,882)
Net realized gains (losses) from in-kind redemptions	10,547,585	2,810,015
Net change in unrealized appreciation/depreciation on investment securities	(6,904,193)	(4,525,250)
Net change in unrealized appreciation/depreciation on futures contracts	23,232	(14,159)
Net realized/unrealized gains (losses) on investments	(26,351,603)	(11,261,710)
Change in net assets resulting from operations	$(18,062,560)	$(9,482,909)

See notes to financial statements.

Victory Portfolios II	Statements of Operations For the Year Ended August 31, 2019
	VictoryShares USAA MSCI International Value Momentum ETF	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
Investment Income:
Dividends	$10,868,429	$6,493,945
Interest	48,757	39,856
Securities lending (net of fees)	16,059	—
Foreign tax withholding	(1,007,953)	(712,260)
Total Income	9,925,292	5,821,541
Expenses:
Management fees	626,043	416,701
Administration and operating service fees	375,626	277,801
Investment advisory fees	139,315	88,457
Administration fees	36,039	20,672
Custodian fees	14,592	23,424
Servicing fees	683	683
Trustees' fees	6,208	3,680
Chief Compliance Officer fees	458	156
Legal and audit fees	6,781	4,362
Other expenses	3,499	5,627
Total Expenses	1,209,244	841,563
Management fee waiver	(125,209)	(69,450)
Expenses waived/reimbursed by Adviser	(19,771)	(11,156)
Net Expenses	1,064,264	760,957
Net Investment Income (Loss)	8,861,028	5,060,584
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	(34,883,027)	(14,721,517)
Foreign taxes on realized gains	—	(89,999)
Net realized gains (losses) from futures contracts	(14,052)	(93,727)
Net realized gains (losses) from in-kind redemptions	156,989	—
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	950,056	(3,462,393)
Net change in unrealized appreciation/depreciation on futures contracts	(37,658)	(7,925)
Net change in accrued foreign taxes on unrealized gains	—	(3,545)
Net realized/unrealized gains (losses) on investments	(33,827,692)	(18,379,106)
Change in net assets resulting from operations	$(24,966,664)	$(13,318,522)

See notes to financial statements.

Victory Portfolios II	Statements of Changes in Net Assets
	VictoryShares USAA MSCI USA Value Momentum ETF		VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
	Year Ended August 31, 2019	For the Period October 24, 2017(a) through August 31, 2018 (000's)	Year Ended August 31, 2019	For the Period October 24, 2017(a) through August 31, 2018 (000's)
From Investment Activities:
Operations:
Net investment income (loss)	$8,289,043	$3,617	$1,778,801	$415
Net realized gains (losses) from investments	(19,470,642)	(3,831)	(6,722,301)	896
Net change in unrealized appreciation/depreciation on investments	(6,880,961)	16,616	(4,539,409)	5,610
Change in net assets resulting from operations	(18,062,560)	16,402	(9,482,909)	6,921
Change in net assets resulting from distributions to shareholders (b)	(7,198,442)	(1,868)	(1,357,525)	(190)
Change in net assets resulting from capital transactions	95,201,128	383,870	40,887,570	64,786
Change in net assets	69,940,126	398,404	30,047,136	71,517
Net Assets:
Beginning of period	398,504,443	100	71,516,688	—
End of period	$468,444,569	$398,504	$101,563,824	$71,517
Capital Transactions:
Proceeds from shares issued	156,763,683	383,970	53,138,254	73,368
Cost of shares redeemed	(61,562,555)	(100)	(12,250,684)	(8,582)
Change in net assets resulting from capital transactions	95,201,128	383,870	40,887,570	64,786
Share Transactions:
Issued	3,150,000	7,400	1,050,000	1,400
Redeemed	(1,250,000)	(2)	(250,000)	(150)
Change in Shares	1,900,000	7,398	800,000	1,250

(a)  Commencement of operations. Prior period is presented in thousands.

(b)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 8 in the Notes to Financial Statements).

See notes to financial statements.

Victory Portfolios II	Statements of Changes in Net Assets
	VictoryShares USAA MSCI International Value Momentum ETF		VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
	Year Ended August 31, 2019	For the Period October 24, 2017(a) through August 31, 2018 (000's)	Year Ended August 31, 2019	For the Period October 24, 2017(a) through August 31, 2018 (000's)
From Investment Activities:
Operations:
Net investment income (loss)	$8,861,028	$5,054	$5,060,584	$2,675
Net realized gains (losses) from investments	(34,740,090)	(12,121)	(14,905,243)	(9,086)
Net change in unrealized appreciation/depreciation on investments	912,398	(10,067)	(3,473,863)	(14,078)
Change in net assets resulting from operations	(24,966,664)	(17,134)	(13,318,522)	(20,489)
Change in net assets resulting from distributions to shareholders (b)	(8,527,397)	(3,553)	(3,550,809)	(747)
Change in net assets resulting from capital transactions	49,350,829	328,523	30,946,414	176,210
Change in net assets	15,856,768	307,836	14,077,083	154,974
Net Assets:
Beginning of period	307,836,196	—	154,974,369	—
End of period	$323,692,964	$307,836	$169,051,452	$154,974
Capital Transactions:
Proceeds from shares issued	55,562,743	328,523	30,946,414	176,210 (c)
Cost of shares redeemed	(6,211,914)	—	—	—
Change in net assets resulting from capital transactions	49,350,829	328,523	30,946,414	176,210
Share Transactions:
Issued	1,250,000	6,400	700,000	3,400
Redeemed	(150,000)	—	—	—
Change in Shares	1,100,000	6,400	700,000	3,400

(a)  Commencement of operations. Prior period is presented in thousands.

(b)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 8 in the Notes to Financial Statements).

(c)  Includes $330 thousand of variable fees.

See notes to financial statements.

Victory Portfolios II	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions to Shareholders
VictoryShares USAA MSCI USA Value Momentum ETF
Year Ended 8/31/19	$53.85	1.00	(3.59)	(2.59)	(0.89)	(0.89)
10/24/17(e) through 8/31/18	$50.19	0.78	3.34	4.12	(0.46)	(0.46)
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
Year Ended 8/31/19	$57.21	1.00	(7.86)	(6.86)	(0.81)	(0.81)
10/24/17(e) through 8/31/18	$50.13	0.57	6.81	7.38	(0.30)	(0.30)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Excludes impact of in-kind transactions.

(e)  Commencement of operations.

See notes to financial statements.

Victory Portfolios II	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratio to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
VictoryShares USAA MSCI USA Value Momentum ETF
Year Ended 8/31/19	$50.37	(4.79)%	0.20%	2.00%	0.25%	$468,445	87%
10/24/17(e) through 8/31/18	$53.85	8.23%	0.20%	1.76%	0.25%	$398,504	84%
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
Year Ended 8/31/19	$49.54	(11.99)%	0.25%	1.98%	0.30%	$101,564	88%
10/24/17(e) through 8/31/18	$57.21	14.80%	0.25%	1.25%	0.30%	$71,517	81%

See notes to financial statements.

Victory Portfolios II	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions to Shareholders
VictoryShares USAA MSCI International Value Momentum ETF
Year Ended 8/31/19	$48.10	1.30	(4.99)	(3.69)	(1.25)	(1.25)
10/24/17(d) through 8/31/18	$50.08	1.34	(2.64)	(1.30)	(0.68)	(0.68)
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
Year Ended 8/31/19	$45.58	1.31	(4.73)	(3.42)	(0.93)	(0.93)
10/24/17(d) through 8/31/18	$49.95	1.17	(5.10)	(3.93)	(0.44)	(0.44)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Commencement of operations.

(e)  Excludes impact of in-kind transactions.

See notes to financial statements.

Victory Portfolios II	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratio to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
VictoryShares USAA MSCI International Value Momentum ETF
Year Ended 8/31/19	$43.16	(7.70)%	0.35%	2.90%	0.40%	$323,693	87%
10/24/17(d) through 8/31/18	$48.10	(2.64)%	0.35%	3.12%	0.40%	$307,836	65%
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
Year Ended 8/31/19	$41.23	(7.62)%	0.45%	3.00%	0.50%	$169,051	67%
10/24/17(d) through 8/31/18	$45.58	(7.95)%	0.45%	2.77%	0.50%	$154,974	58%

See notes to financial statements.

Victory Portfolios II	Notes to Financial Statements August 31, 2019

1. Organization:

Victory Portfolios II (the "Trust") was organized on April 11, 2012 as a Delaware statutory trust, as a successor to the "Compass EMP Funds Trust". The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is currently comprised of 26 funds, 24 of which are exchange-traded funds ("ETFs"), and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following four Funds (collectively, the "Funds" and individually, a "Fund"). These Funds have been newly formed for the purposes of completing the reorganizations ("Reorganizations") with the four corresponding series of USAA ETF Trust ("USAA Trust"), a registered investment company (each such series, a "USAA Fund" or a "Predecessor Fund"), as follows:

Predecessor Fund Name	Fund Legal Name	Fund Short Name
USAA MSCI USA Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Value Momentum ETF	USAA MSCI USA Value Momentum ETF
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	USAA MSCI USA Small Cap Value Momentum ETF
USAA MSCI International Value Momentum Blend Index ETF	VictoryShares USAA MSCI International Value Momentum ETF	USAA MSCI International Value Momentum ETF
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	USAA MSCI Emerging Markets Value Momentum ETF

On April 18, 2019, shareholders of the USAA ETF Trust voted to approve the Agreement and Plan of Reorganization (the "Agreement"), which provided for the Reorganization of the Predecessor Funds into the Funds.

The Funds commenced operation on July 1, 2019, upon the completion of the Reorganizations and each Fund is the accounting successor of its respective Predecessor Fund. The Funds assumed the performance, financial and other historical information of the Predecessor Funds. Information presented for periods prior to the date of these financial statements reflects, where applicable, the historical information of the Predecessor Funds.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser of the Predecessor Funds, announced that AMCO would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"), on July 1, 2019. Effective July 1, 2019, Victory Capital Management Inc.'s internal investment team, Victory Solutions, began managing the Fund's net assets.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

Shares of the Funds are listed and traded on NYSE Arca, Inc ("Exchange"). The Funds will issue and redeem shares of a Fund ("Shares") at net asset value ("NAV") only in aggregations of 50,000 Shares (each a "Creation Unit"). The Funds will issue and redeem Creation Units principally in exchange for a basket of securities included in the respective Fund's Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a transaction fee. Shares will trade on the Exchange at market prices that may be below, at, or above NAV. Shares of a Fund may

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

only be purchased or redeemed by certain financial institutions ("Authorized Participants"). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. In addition, shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 105% of the market value of the missing Deposit Securities. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions.

Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transactional costs associated with the purchase of Creation Units.

A purchase (i.e., creation) transaction fee is imposed for the transfer and other transactional costs associated with the purchase of Creation Units. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units. Variable fees received by each Fund are displayed in the Capital Share Transaction section of the Statements of Changes in Net Assets as an increase to Capital.

The Transaction Fees for each Fund are listed below:

	Fee for In-Kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases and Redemptions*
USAA MSCI USA Value Momentum ETF	$500	2.00%
USAA MSCI USA Small Cap Value Momentum ETF	750	2.00%
USAA MSCI International Value Momentum ETF	3,000	2.00%
USAA MSCI Emerging Markets Value Momentum ETF	5,500	2.00%

*  As a percentage of the amount invested.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The Funds use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of August 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments:

	LEVEL 1	LEVEL 2	LEVEL 3	Total
USAA MSCI USA Value Momentum ETF
Common Stocks	$465,819,701	$—	$—	$465,819,701
Total	465,819,701	—	—	465,819,701
Other Financial Investments^:
Assets:
Futures Contracts	23,232	—	—	23,232
Total	23,232	—	—	23,232
USAA MSCI USA Small Cap Value Momentum ETF
Common Stocks	100,739,618	—	—	100,739,618
Collateral for Securities Loaned	66,941	—	—	66,941
Total	100,806,559	—	—	100,806,559
Other Financial Investments^:
Liabilities:
Futures Contracts	(14,159)	—	—	(14,159)
Total	(14,159)	—	—	(14,159)

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019
	LEVEL 1	LEVEL 2	LEVEL 3	Total
USAA MSCI International Value Momentum ETF
Common Stocks	$318,725,465	$—	$—	$318,725,465
Preferred Stocks	2,340,399	—	—	2,340,399
Collateral for Securities Loaned	2,547,586	—	—	2,547,586
Total	323,613,450	—	—	323,613,450
Other Financial Investments^:
Liabilities:
Futures Contracts	(37,658)	—	—	(37,658)
Total	(37,658)	—	—	(37,658)
USAA MSCI Emerging Markets Value Momentum ETF
Common Stocks	162,664,258	380,756	196,566	163,241,580
Preferred Stocks	3,458,663	—	—	3,458,663
Rights	5,140	—	—	5,140
Collateral for Securities Loaned	592,305	—	—	592,305
Total	166,720,366	380,756	196,566	167,297,688
Other Financial Investments^:
Liabilities:
Futures Contracts	(7,925)	—	—	(7,925)
Total	(7,925)	—	—	(7,925)

^  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities
USAA MSCI Emerging Markets Value Momentum ETF
Balance as of August 31, 2018	$83,286
Realized Gain (Loss)	—
Change in Unrealized Appreciation/Depreciation	(266,480)
Purchases	379,760
Sales Proceeds	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of August 31, 2019	$196,566

The following is a summary of quantitative information about Level 3 Fair Value Measurements. Level 3 securities are typically valued by the Adviser, pursuant to fair valuation procedures approved by the Board of Trustees.

MSCI Emerging Markets Value Momentum ETF:
Common Stocks:	Fair Value as of August 31, 2019	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
FF Group	$7,883	Market Comparables	Discount	Market Transactions	Any change to the discount would result in direct and proportional changes in the fair value of the security.

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019
Common Stocks:	Fair Value as of August 31, 2019	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
China Ding YI Feng Holding	188,683	Market Comparables	Discount	Market Transactions	Any change to the discount would result in direct and proportional changes in the fair value of the security.

Real Estate Investment Trusts ("REITS"):

The Funds may invest in REITS which report information on the source of their distributions annually. REITS are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITS during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposit with broker for futures contracts.

As of August 31, 2019, the Funds entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Offsetting of Financial Assets and Derivatives Assets:

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of August 31, 2019, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Cash Collateral Received	Net Amount
USAA MSCI USA Value Momentum ETF
Futures-Goldman Sachs & Co.	$161	$(161)	$—	$—	$—
USAA MSCI USA Small Cap Value Momentum ETF
Futures-Goldman Sachs & Co.	21	(21)	—	—	—
USAA MSCI International Value Momentum ETF
Futures-Goldman Sachs & Co.	7,560	—	7,560	—	7,560
USAA MSCI Emerging Markets Value Momentum ETF
Futures-Goldman Sachs & Co.	17,932	—	17,932	—	17,932
	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Cash Collateral Pledged*	Net Amount
USAA MSCI USA Value Momentum ETF
Futures-Goldman Sachs & Co.	$1,140	$(161)	$979	$(979)	$—
USAA MSCI USA Small Cap Value Momentum ETF
Futures-Goldman Sachs & Co.	1,320	(21)	1,299	(1,299)	—

*  Cash collateral pledged may be in excess of the amounts shown in the table. The total cash collateral pledged by each Fund is disclosed in the Statements of Assets and Liabilities.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of August 31, 2019.

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure:
USAA MSCI USA Value Momentum ETF	$23,232	$—
USAA MSCI USA Small Cap Value Momentum ETF	—	14,159

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019
	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
USAA MSCI International Value Momentum ETF	$—	$37,658
USAA MSCI Emerging Markets Value Momentum ETF	—	7,925

*  Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended August 31, 2019.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:
USAA MSCI USA Value Momentum ETF	$(70,530)	$23,232
USAA MSCI USA Small Cap Value Momentum ETF	(23,882)	(14,159)
USAA MSCI International Value Momentum ETF	(14,052)	(37,658)
USAA MSCI Emerging Markets Value Momentum ETF	(93,727)	(7,925)

All open derivative positions at year end are reflected in each respective Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to each Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

Prior to the Reorganizations on July 1, 2019, the Predecessor Funds had entered into a securities lending agreement with Citibank, N.A. ("Citibank" or the "Agent") which was terminated as a result of the Reorganizations. Effective July 1, 2019, the Trust has entered into an amended Master Securities Lending Agreement ("MSLA") with Citibank. Under the terms of the current MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of August 31, 2019. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity*
	Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
USAA MSCI USA Small Cap Value Momentum ETF	$70,305	$66,941	$—	$—	$—	$3,364
USAA MSCI International Value Momentum ETF	2,458,083	2,458,083	—	—	—	—
USAA MSCI Emerging Markets Value Momentum ETF	546,429	546,429	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statements of Operations.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Distributions to Shareholders:

Distributions of net investment income are quarterly for MSCI USA Value Momentum ETF and MSCI USA Small Cap Value Momentum ETF; semi-annually for MSCI International Value Momentum ETF and MSCI Emerging Markets Value Momentum ETF. Each of the Funds distributes any net realized long or short-term capital gains at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification,), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of August 31, 2019, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments (inclusive of in-kind redemptions if applicable) were as follows:

	Total Distributable Earnings/(Loss)	Capital
USAA MSCI USA Value Momentum ETF	$(10,603,813)	$10,603,813
USAA MSCI USA Small Cap Value Momentum ETF	(2,820,976)	2,820,976
USAA MSCI International Value Momentum ETF	(142,245)	142,245

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of August 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest ask price. For the year ended August 31, 2019, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition), and purchases and sales of in-kind transactions for the fiscal year ended August 31, 2019 were as follows. Any realized gains or losses from in-kind redemptions are reflected on the Statements of Operations as Net realized gains (losses) from in-kind redemptions.

	Excluding U.S. Government Securities		Associated with in-kind transactions
	Purchases	Sales	Purchases	Sales
USAA MSCI USA Value Momentum ETF	$366,595,740	$360,651,678	$156,061,214	$61,675,905
USAA MSCI USA Small Cap Value Momentum ETF	79,869,157	79,123,029	53,001,179	12,272,146
USAA MSCI International Value Momentum ETF	267,910,213	266,224,317	51,343,332	5,632,178
USAA MSCI Emerging Markets Value Momentum ETF	136,559,190	111,353,845	5,243,722	—

There were no purchases and sales of U.S. Government Securities during the year ended August 31, 2019.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective July 1, 2019, investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below and amounts incurred during the period from July 1, 2019 to August 31, 2019 are reflected as Investment advisory fees on the Statements of Operations.

Adviser Fee Rate
USAA MSCI USA Value Momentum ETF	0.15%
USAA MSCI USA Small Cap Value Momentum ETF	0.15%
USAA MSCI International Value Momentum ETF	0.25%
USAA MSCI Emerging Markets Value Momentum ETF	0.30%

Prior to the Transaction on July 1, 2019, AMCO had provided investment management services to the Predecessor Funds pursuant to an Advisory Agreement. Under this agreement, which was in effect through June 30, 2019, AMCO was responsible for managing the business and affairs of the Predecessor Funds. AMCO was authorized to select (with approval of the Board and without shareholder approval) one or more sub-advisers to manage the day-to-day investment of all or a portion of the Predecessor Funds' assets, subject to the authority of and supervision by the Board of Trustees.

AMCO monitored each sub-adviser's performance through quantitative and qualitative analysis and periodically reported to the Board as to whether each sub-adviser's agreement should be renewed, terminated, or modified. AMCO was also responsible for determining the asset allocation for the sub-adviser(s). The allocation for each sub-adviser could range from 0% to 100% of the Predecessor Funds' assets, and AMCO could change the allocations without shareholder approval.

The investment management fees for the Funds were comprised of a base fee which were accrued daily and paid monthly at an annualized rate of each Predecessor Fund's average net assets. AMCO had contractually agreed to waive a portion of its management fees in an amount equal to 0.05% of the average net assets of each Predecessor Fund through October 15, 2018, and the waiver could not be

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

terminated or reduced without approval of the Predecessor Funds' Board during that term. Effective October 15, 2018, AMCO had contractually agreed to extend the contractual waiver on a portion of each Predecessor Fund's management fees in an amount equal to 0.05% of the average net assets of each Predecessor Fund through December 31, 2019, which had terminated on July 1, 2019. These management fees waived are not available to be recouped at a future time. Amounts incurred during the period September 1, 2018 through June 30, 2019 are reflected as Management fees and Management fee waiver on the Statements of Operations. The annual rate of management fees incurred for the period September 1, 2018 through June 30, 2019 were as follows:

Adviser Fee Rate
USAA MSCI USA Value Momentum	0.15%
USAA MSCI USA Small Cap Value	0.15%
USAA MSCI International Value	0.25%
USAA MSCI Emerging Markets Value	0.30%

Sub-advisory Arrangements:

Prior to July 1, 2019, AMCO had entered into Investment Sub-advisory Agreements with SSGA Funds Management, Inc. ("SSGA FM"), under which SSGA FM directed the investment and reinvestment of a portion of the Funds' assets (as allocated from time to time by AMCO). SSGA FM is a subsidiary of State Street Corporation. Effective July 1, 2019, the Funds have no Investment Sub-advisory Agreements.

AMCO (not the Predecessor Funds) paid SSGA FM a sub-advisory fee on the portion of the Predecessor Funds' average net assets that SSGA FM managed at annual amounts as shown below:

Sub-advisory Fee Rate
USAA MSCI USA Value Momentum ETF	0.02%
USAA MSCI USA Small Cap Value Momentum ETF	0.02%
USAA MSCI International Value Momentum ETF	0.04% on the first 400,000,000 and 0.03% thereafter
USAA MSCI Emerging Markets Value Momentum ETF	0.06% on the first 250,000,000 and 0.04% thereafter

Administration and Operating Service Fees:

Effective July 1, 2019, VCM serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, USAA Mutual Funds Trust, Victory Variable Insurance Funds and Victory Portfolios (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred during the period from July 1, 2019 to August 31, 2019 are reflected as Administration fees on the Statements of Operations.

Prior to July 1, 2019, AMCO served as the Predecessor Funds' administrator and State Street Bank and Trust Company served as the Predecessor Funds' sub-administrator, transfer agent and custodian.

Prior to July 1, 2019, AMCO provided certain administration and operating services for the Predecessor Funds and received a fee accrued daily and paid monthly at an annualized rate of the Predecessor Funds' average net assets. AMCO paid all operating expenses of the Predecessor Funds, excluding distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses. Amounts incurred during the period September 1, 2018 through June 30, 2019 are reflected as Administration and operating service fees on the

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

Statements of Operations. The annual rate of administration and operating service fees incurred for the period September 1, 2018 through June 30, 2019 were as follows:

Annual Rate
USAA MSCI USA Value Momentum	0.10%
USAA MSCI USA Small Cap Value	0.15%
USAA MSCI International Value	0.15%
USAA MSCI Emerging Markets Value	0.20%

Distribution and Service 12b-1 Fees:

Prior to July 1, 2019, the Predecessor Funds adopted a plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Predecessor Funds may, but did not pay fees to USAA Investment Management Company ("IMCO"), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Predecessor Funds available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of each Predecessor Fund's average net assets. For the period September 1, 2018 through June 30, 2019, the Predecessor Funds did not incur any distribution and service (12b-1) fees.

Effective July 1, 2019, Foreside Fund Services, LLC ("Foreside") serves as the Funds' distributor. Effective July 1, 2019, the Funds adopted a plan pursuant to Rule 12b-1. No fees are currently paid by the Funds under the plan, and there are no current plans to impose such fees.

Other Related Parties Fees:

Effective July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2019, Citibank, also serves as the Funds' Transfer Agent.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. Effective July 1, 2019, the Funds (as part of the Trust) have entered into an CCO Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Victory Funds Complex, in the aggregate, compensates the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations. Amounts incurred during the period September 1, 2018 through June 30, 2019 are reflected as Administration and operating service fees on the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Effective July 1, 2019, the Adviser has entered into expense limitation agreements with the Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain Funds in any fiscal year exceed the expense limit for such Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits (excluding voluntary waivers).

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

Expense limits in effect from July 1, 2019 to August 31, 2019 were as follows:

USAA MSCI USA Value Momentum ETF	0.20%
USAA MSCI USA Small Cap Value Momentum ETF	0.25%
USAA MSCI International Value Momentum ETF	0.35%
USAA MSCI Emerging Markets Value Momentum ETF	0.45%

Under this expense limitation agreement, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser". As of August 31, 2019, the following amounts are available to be repaid to the Adviser:

Expires 8/31/22
USAA MSCI USA Value Momentum ETF	$9,240
USAA MSCI USA Small Cap Value Momentum ETF	2,724
USAA MSCI Emerging Markets Value Momentum ETF	632

The Adviser voluntarily waived the following administration fees during the year to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time.

USAA MSCI USA Value Momentum ETF	$28,364
USAA MSCI USA Small Cap Value Momentum ETF	6,388
USAA MSCI International Value Momentum ETF	19,771
USAA MSCI Emerging Markets Value Momentum ETF	10,524

Effective July 1, 2019, certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator and Fund Accountant, Sub-Administrator and Sub-Fund Accountant, and Legal Counsel.

Prior to July 1, 2019, certain trustees and officers of the Funds were also directors, officers, and/or employees of AMCO. None of the affiliated trustees or Funds' officers received any compensation from the Funds.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The MSCI International Value Momentum ETF and MSCI Emerging Markets Value Momentum ETF invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Funds' Adviser to be of comparable quality.

6. Line of Credit:

Prior to July 1, 2019, the Predecessor Funds participated, along with other funds of the USAA Mutual Funds Trust, (collectively the "USAA Trusts") in a line of credit agreement with USAA Capital Corporation ("CAPCO"), in a joint, short-term, revolving, committed loan agreement of $500 million with CAPCO, an affiliate of AMCO. The purpose of the agreement was to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the USAA Trusts), the Predecessor Funds may have borrowed from CAPCO an amount up to 5% of each Predecessor Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points. The USAA Trusts were also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. The facility fees were allocated among the funds of the USAA Trusts based on their respective average daily net assets for the period.

The USAA Trusts were permitted an optional increase upon request of the committed loan agreement from $500 million up to $750 million. If the USAA Trusts increased the committed loan agreement, the assessed facility fee on the amount of the additional commitment would be 15.0 basis points. The line of credit agreement with CAPCO was terminated on June 30, 2019 as a result of the Transaction. During the period September 1, 2018 through June 30, 2019, AMCO, on behalf of the Predecessor Funds, paid CAPCO facility fees of $10,029. The Predecessor Funds had no borrowings under this agreement during the period September 1, 2018 through June 30, 2019.

Effective July 1, 2019, the Funds are now included under and participate in a short-term, demand note "Line of Credit" agreement with Citibank. This agreement has a termination date of June 29, 2020. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Effective with the Line of Credit agreement terms on July 1, 2019, Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Funds during the period is presented on the Statements of Operations under line of credit fees.

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

The average loans under the line of credit agreement with Citibank for the days outstanding and average interest rate for each Fund during the year ended August 31, 2019 were as follows:

	Amount Outstanding at August 31, 2019	Average Borrowing	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
USAA MSCI Emerging Markets Value Momentum ETF	$700,000	$5,800,000	2	3.12%	$10,900,000

*  For the year ended August 31, 2019, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended August 31, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
USAA MSCI USA Value Momentum ETF	$7,198,442	$—	$7,198,442	$—	$7,198,442
USAA MSCI USA Small Cap Value Momentum ETF	1,357,525	—	1,357,525	—	1,357,525
USAA MSCI International Value Momentum ETF	8,527,397	—	8,527,397	—	8,527,397
USAA MSCI Emerging Markets Value Momentum ETF	3,550,809	—	3,550,809	—	3,550,809
	Period Ended August 31, 2018 (amounts in 000's)
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
USAA MSCI USA Value Momentum ETF	$1,868	$—	$1,868	$—	$1,868
USAA MSCI USA Small Cap Value Momentum ETF	190	—	190	—	190
USAA MSCI International Value Momentum ETF	3,553	—	3,553	—	3,553
USAA MSCI Emerging Markets Value Momentum ETF	747	—	747	—	747

As of August 31, 2019, the components of distributable earnings/accumulated deficit on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
USAA MSCI USA Value Momentum ETF	$2,646,534	$—	$2,646,534	$(33,347,678)	$9,370,648	$(21,330,496)
USAA MSCI USA Small Cap Value Momentum ETF	647,621	—	647,621	(10,735,048)	942,344	(9,145,083)
USAA MSCI International Value Momentum ETF	3,645,131	—	3,645,131	(46,425,214)	(11,543,090)	(54,323,173)
USAA MSCI Emerging Markets Value Momentum ETF	3,304,055	—	3,304,055	(23,343,454)	(18,065,962)	(38,105,361)

**  The difference between the book-basis and tax-basis of unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

As of the tax year ended August 31, 2019, the following Funds had net capital loss carry-forwards (no expiration) not limited as a result of changes in Fund ownership during the year and in prior years as summarized in the tables below.

	Short-Term Amount	Long-Term Amount	Total
USAA MSCI USA Value Momentum ETF	$23,500,499	$9,847,179	$33,347,678
USAA MSCI USA Small Cap Value Momentum ETF	9,031,140	1,703,908	10,735,048
USAA MSCI International Value Momentum ETF	36,008,309	10,416,905	46,425,214
USAA MSCI Emerging Markets Value Momentum ETF	18,696,913	4,646,541	23,343,454

At August 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
USAA MSCI USA Value Momentum ETF	$456,449,053	$29,264,478	$(19,893,830)	$9,370,648
USAA MSCI USA Small Cap Value Momentum ETF	99,864,215	7,722,240	(6,779,896)	942,344
USAA MSCI International Value Momentum ETF	335,149,314	16,452,821	(27,988,685)	(11,535,864)
USAA MSCI Emerging Markets Value Momentum ETF	185,344,917	8,964,500	(27,011,729)	(18,047,229)

During the fiscal year ended August 31, 2019, the Funds realized the following net capital gains (losses) resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains (losses) are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (loss) to capital.

	Short Term	Long Term	Total
USAA MSCI USA Value Momentum ETF	$7,070,774	$3,533,039	$10,603,813
USAA MSCI USA Small Cap Value Momentum ETF	1,340,843	1,480,749	2,821,592
USAA MSCI International Value Momentum ETF	56,835	85,410	142,245

8. Recent Accounting Pronouncements:

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of August 31, 2019.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Funds' adoption of these amendments, effective with the financial statements prepared as of August 31, 2019 had no effect on the Funds' net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the August 31, 2018 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions of each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to

Victory Portfolios II	Notes to Financial Statements — continued August 31, 2019

shareholders for the year ended August 31, 2018 from net investment income and net realized gains in the Funds were as follows (amounts in thousands).

	USAA MSCI USA Value Momentum ETF	USAA MSCI USA Small Cap Value Momentum ETF	USAA MSCI International Value Momentum ETF	USAA MSCI Emerging Markets Value Momentum ETF
Accumulated Net investment Income (Loss):	$1,599	$203	$1,482	$1,767
Distributions to Shareholders:
From net investment income:	(1,868)	(190)	(3,553)	(747)
From net Realized Gains:	—	—	—	—

9. Subsequent Events:

The Board approved a change in fiscal year end from August 31 to June 30. This change in fiscal year end is effective September 1, 2019.

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no additional subsequent events to report that would have a material impact on the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of VictoryShares USAA MSCI USA Value Momentum ETF, VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, VictoryShares USAA MSCI International Value Momentum ETF, and VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (the "Funds"), each a series of Victory Portfolios II, as of August 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial statements and financial highlights for the period ended August 31, 2018, were audited by other auditors whose report dated October 25, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 28, 2019

Victory Portfolios II	Supplemental Information August 31, 2019

  (Unaudited)

Shareholder Voting Results:

A Special Meeting ("Meeting") of Shareholders of USAA ETF Trust was held on April 18, 2019. The Meeting was held for the following purpose: to approve the Agreement and Plan of Reorganization (the "Agreement") by and among USAA ETF Trust, on behalf of each of the funds indicated below as an "Acquired Fund," Victory Portfolios II, on behalf of each corresponding fund indicated below as an "Acquiring Fund," AMCO, and Victory Capital.

Acquired Fund	Acquiring Fund
USAA MSCI USA Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Value Momentum ETF
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
USAA MSCI International Value Momentum Blend Index ETF	VictoryShares USAA MSCI International Value Momentum ETF
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	VictoryShares USAA MSCI Emerging Markets Momentum ETF

The results of the voting on the above matter was as follows:

	Votes For	Votes Against	Votes Abstain
USAA MSCI USA Value Momentum Blend Index ETF	7,883,594	3,904	5,785
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	1,591,736	4,350	1,721
USAA MSCI International Value Momentum Blend Index ETF	6,451,950	4,638	2,202
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	3,672,689	5,271	1,396

Change in Independent Registered Public Accounting Firm:

On July 3, 2019, Ernst & Young, LLP ("EY") resigned as the independent registered public accounting firm of the USAA ETF Trust as a result of the Reorganizations that occurred on July 1, 2019. EY's report on the financial statements of the USAA ETF Trust for the fiscal period ended August 31, 2018, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the USAA ETF Trust's most recent fiscal years and through July 3, 2019, there were no (1) disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY's satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) "reportable events," as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Cohen & Company, Ltd ("Cohen") is the independent registered public accounting firm of the Funds for the fiscal year ended August 31, 2019. Cohen, located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for other Victory Funds.

Victory Portfolios II	Supplemental Information — continued August 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 26 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds and 42 portfolios in Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios II, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	May 2015	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 72	Vice Chair and Trustee	May 2015	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	May 2015	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

Victory Portfolios II	Supplemental Information — continued August 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	May 2015	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	May 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	May 2015	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	May 2015	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2015	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling 800-539-3863.

Victory Portfolios II	Supplemental Information — continued August 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	May 2015	Director of Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	May 2015	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	May 2015	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	December 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer*	May 2015	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	May 2015	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 5, 2017, Mr. Ponte resigned as Treasurer and accepted the position of Assistant Treasurer of the Trust.

Victory Portfolios II	Supplemental Information — continued August 31, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 through August 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/19	Actual Ending Account Value 8/31/19	Hypothetical Ending Account Value 8/31/19	Actual Expenses Paid During Period 3/1/19- 8/31/19*	Hypothetical Expenses Paid During Period 3/1/19- 8/31/19*	Annualized Expense Ratio During Period 3/1/19- 8/31/19
USAA MSCI USA Value Momentum Index ETF	$1,000.00	$1,005.80	$1,024.20	$1.01	$1.02	0.20%
USAA MSCI USA Small Cap Value Momentum ETF	1,000.00	956.50	1,023.95	1.23	1.28	0.25%

Victory Portfolios II	Supplemental Information — continued August 31, 2019

  (Unaudited)

	Beginning Account Value 3/1/19	Actual Ending Account Value 8/31/19	Hypothetical Ending Account Value 8/31/19	Actual Expenses Paid During Period 3/1/19- 8/31/19*	Hypothetical Expenses Paid During Period 3/1/19- 8/31/19*	Annualized Expense Ratio During Period 3/1/19- 8/31/19
USAA MSCI International Value Momentum ETF	$1,000.00	$967.50	$1,023.44	$1.74	$1.79	0.35%
USAA MSCI Emerging Markets Value Momentum ETF	1,000.00	917.90	1,022.94	2.18	2.29	0.45%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios II	Supplemental Information — continued August 31, 2019

  (Unaudited)

Additional Federal Income Tax Information

For the year ended August 31, 2019, the Funds paid qualified dividend income for the purposes of reducing individual federal income tax rates of:

Amount
USAA MSCI USA Value Momentum ETF	93%
USAA MSCI USA Small Cap Value Momentum ETF	41%
USAA MSCI International Value Momentum ETF	64%
USAA MSCI Emerging Markets Value Momentum ETF	29%

Dividends qualified for corporate dividends received deductions of:

Amount
USAA MSCI USA Value Momentum ETF	89%
USAA MSCI USA Small Cap Value Momentum ETF	50%

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on August 31, 2019, were as follows:

	Foreign Source Income	Foreign Tax Expense
USAA MSCI International Value Momentum ETF	1.57	0.13
USAA MSCI Emerging Markets Value Momentum ETF	1.70	0.17

Victory Portfolios II	Supplemental Information — continued August 31, 2019

  (Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement

In anticipation of the reorganization of each of the USAA MSCI USA Value Momentum ETF, USAA MSCI USA Small Cap Value Momentum ETF, USAA MSCI International Value Momentum ETF and USAA MSCI Emerging Markets Value Momentum ETF managed by USAA Asset Management Company ("AMCO," and each fund managed by AMCO, a "USAA ETF") into four comparable funds (each a "Fund") to be managed by a new, combined Victory Capital Management Inc. ("Victory Capital")/AMCO organization (the "Adviser") upon the completion of the acquisition of AMCO by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment advisory agreement with the Adviser, on behalf of each Fund (the "Agreement"), at a meeting, which was called for that purpose, on February 26, 2019.

In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information about the Adviser obtained throughout the year and was advised by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to each USAA ETF that would continue into the comparable Fund. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of the USAA ETFs, taking into consideration any distribution or shareholder servicing fees and the pro forma expense ratio of each comparable Fund;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The anticipated pro forma profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other indirect benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser as a combined organization;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and the Adviser.

The Board reviewed each Fund's proposed management fee, comprised of the advisory fee plus the administrative services fee to be paid to the Adviser, in the context of the Adviser's profitability of each Fund individually. In addition, the Board compared each Fund's proposed gross management fees and anticipated total operating expense ratio on a net and gross basis, taking into consideration any anticipated distribution or shareholder servicing fees, with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of each Fund's peer group, including the independent consultant's selection of a broad universe of funds using the standard retail Morningstar categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which the investment adviser shares economies of scale as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

Victory Portfolios II	Supplemental Information — continued August 31, 2019

  (Unaudited)

The Board found that the proposed gross annual management fee to be paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's anticipated net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the proposed investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the expected costs of these services, the anticipated profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-376-7890

VS-MSCI-ETF-AR (8/19)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2019	2018
(a) Audit Fees (1)	$86,000	$337,148
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	19,500	13,525
(d) All Other Fees (4)	0	0

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Cohen Fund Audit Services, Ltd in 2019 and Ernst & Young LLP in 2018 for audit compliance, audit advice and audit planning.

(2) Represents the fee for assurance and related services by Cohen Fund Audit Services, Ltd in 2019 and Ernst & Young LLP in 2018 reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3) Represents the aggregate tax fee billed for professional services rendered by Cohen Fund Audit Services, Ltd in 2019 and Ernst & Young LLP in 2018 for tax compliance,     tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4) For the fiscal years ended August 31, 2019 and August 31, 2018, there were no fees billed for professional services rendered by Cohen Fund Audit Services, Ltd and Ernst & Young LLP, respectively, to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2019 and 2018 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g)

2019	$0
2018	$89,435

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a)                                 Not applicable.

(b)                                 Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Change in the registrant’s independent public accountant is attached hereto.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios II

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	November 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	November 7, 2019

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	November 7, 2019